    As filed with the Securities and Exchange Commission on April 13, 2006


                                                      Registration No. 033-64410
                                                                       811-07798

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 17


                                    FORM S-6
                         ------------------------------
                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------
A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:


                             Richard P. Bowman, Esq.
                           New York Life Insurance and
                               Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591


                                    Copy to:

Sutherland Asbill & Brennan LLP, Esq.           Thomas F. English, Esq.
1275 Pennsylvania Avenue, NW                    Senior Vice President
Washington, DC 20004-2415                       and General Counsel
                                                New York Life Insurance Company
                                                51 Madison Avenue
                                                New York, New York  10010

It is proposed that this filing will become effective:


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.
[x]  on May 1, 2006 pursuant to paragraph (b) of Rule 485.
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]  on ___________ pursuant to paragraph (a)(1) of Rule 485.
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                          PROSPECTUS DATED MAY 1, 2006


                  VARIABLE PRODUCTS SERVICE CENTER ADDRESSES:

Variable Products Service Center                OR               Variable Products Service Center
Madison Square Station                                                          51 Madison Avenue
P.O. Box 922                                                                             Room 651
New York, NY 10159                                                       New York, New York 10010
Telephone: 1-800-598-2019

    This prospectus describes a flexible premium variable universal life insurance policy formerly issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We have discontinued sales of this policy. However, we will still accept additional premiums under existing policies.
                                POLICY FEATURES

LIFE INSURANCE PROTECTION--This policy offers lifetime insurance protection, with a life insurance benefit payable when the Primary Insured dies while the policy is in effect.


CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit that varies and is equal to the sum of your policy's face amount and Cash Value. If you choose a benefit that varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. The face amount appears on the Policy Data Page of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the IRC. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).


FLEXIBLE PREMIUM PAYMENTS--You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The Cash Surrender Value of your policy will fluctuate depending on the performance of the investment options you have chosen. The Cash Surrender Value also will fluctuate to reflect the premium payments you make and the charges we deduct.

LOANS, WITHDRAWALS, AND SURRENDERS--You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and Cash Surrender Value. You can also surrender your policy at any time. The Cash Surrender Value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the Cash Surrender Value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. Loans, withdrawals, and surrenders may have tax consequences.

FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.


INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from 36 Investment Divisions and a Fixed Account. Policyowners may invest in a total of twenty-one investment options from among the 36 Investment Divisions and the Fixed Account, at any time. The Investment Divisions available under your policy are:



--   MainStay VP Balanced--Initial Class
--   MainStay VP Basic Value--Initial Class
--   MainStay VP Bond--Initial Class
--   MainStay VP Capital Appreciation--Initial Class
--   MainStay VP Cash Management
--   MainStay VP Common Stock--Initial Class
--   MainStay VP Conservative Allocation--Initial Class
--   MainStay VP Convertible--Initial Class
--   MainStay VP Floating Rate--Initial Class
--   MainStay VP Government--Initial Class
--   MainStay VP Growth Allocation--Initial Class
--   MainStay VP High Yield Corporate Bond--Initial Class
--   MainStay VP Income and Growth--Initial Class
--   MainStay VP International Equity--Initial Class
--   MainStay VP Large Cap Growth--Initial Class*
--   MainStay VP Mid Cap Core--Initial Class
--   MainStay VP Mid Cap Growth--Initial Class
--   MainStay VP Mid Cap Value--Initial Class
--   MainStay VP Moderate Allocation--Initial Class
--   MainStay VP Moderate Growth Allocation--Initial Class
--   MainStay VP S&P 500 Index--Initial Class
--   MainStay VP Small Cap Growth--Initial Class
--   MainStay VP Total Return--Initial Class
--   MainStay VP Value--Initial Class
--   Alger American Small Capitalization--Class O Shares
--   Calvert Social Balanced Portfolio
--   Dreyfus IP Technology Growth--Initial Shares
--   Fidelity(R) VIP Contrafund(R)--Initial Class
--   Fidelity(R) VIP Equity-Income--Initial Class
--   Janus Aspen Series Balanced--Institutional Shares
--   Janus Aspen Series Worldwide Growth--Institutional
     Shares
--   Royce Micro-Cap Portfolio
--   Royce Small-Cap Portfolio
--   T. Rowe Price Equity Income Portfolio
--   Van Eck Worldwide Hard Assets
--   Van Kampen UIF Emerging Markets Equity--Class I


------------


* MainStay VP Large Cap Growth was formerly known as "MainStay VP Growth."


We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

REPLACING EXISTING INSURANCE WITH ANY POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO BORROW TO PURCHASE THIS POLICY OR TO TAKE WITHDRAWALS FROM ANOTHER POLICY THAT YOU ALREADY OWN TO MAKE PREMIUM PAYMENTS UNDER THIS POLICY.

                               IMPORTANT NOTICES


 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, THE CALVERT VARIABLE SERIES, INC., THE DREYFUS INVESTMENT PORTFOLIOS, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC., THE ROYCE CAPITAL FUND, THE T. ROWE PRICE EQUITY SERIES, INC., AND VAN ECK WORLDWIDE INSURANCE TRUST (THE "FUNDS", EACH INDIVIDUALLY A "FUND").


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES INVOLVE RISKS, INCLUDING THE POTENTIAL RISK OF LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS


                                             PAGE
                                             ----
HOW TO REACH US FOR POLICY SERVICES........    4
DEFINITION OF TERMS........................    6
BASIC QUESTIONS AND ANSWERS ABOUT US AND
  OUR POLICY...............................    8
     What are NYLIAC and New York Life?....    8
     What type of variable life insurance
       policy is described by this
       Prospectus?.........................    8
     How is the policy available for
       issue?..............................    8
     What is the Cash Value of the
       policy?.............................    8
     How is the value of an Accumulation
       Unit determined?....................    9
     What is a net premium and how is it
       applied?............................    9
     What is the Fixed Account?............    9
     How long will the policy remain in
       force?..............................    9
     Is the amount of the death benefit
       guaranteed?.........................   10
     Is the death benefit subject to income
       taxes?..............................   10
     Does the policy have a Cash Surrender
       Value?..............................   10
     What is a modified endowment
       contract?...........................   10
     Can the policy become a modified
       endowment contract?.................   10
     What premiums are payable?............   10
     What are unscheduled premiums?........   11
     When are premiums put into the Fixed
       Account or the Separate Account?....   11
     How are net premiums allocated among
       the Allocation Alternatives?........   11
     Are there charges against the
       policy?.............................   11
     What is the loan privilege?...........   12
     Do I have a right to cancel?..........   12
     Can the policy be exchanged or can all
       amounts be allocated to the Fixed
       Account?............................   12
     How is a person's age
       calculated?.........................   12
CHARGES UNDER THE POLICY...................   13
  Deductions from Premiums.................   13
     Sales Expense Charge..................   13
     State Tax Charge......................   13
     Federal Tax Charge....................   13
  Cash Value Charges.......................   13
     Expense Allocation....................   14
     Monthly Contract Charge...............   14
     Charge for Cost of Insurance
       Protection..........................   14
     Guaranteed Minimum Death Benefit Rider
       Charge..............................   15
     Other Rider Charges...................   15
  Separate Account Charges.................   15
     Mortality and Expense Risk Charge.....   15
     Administrative Charge.................   15
     Other Charges for Federal Income
       Taxes...............................   15
  Loan Charges.............................   15
  Fund Charges.............................   16



                                             PAGE
                                             ----
  Surrender Charges........................   19
     Exceptions to Surrender Charge........   20
  Other Charges............................   20
     Partial Withdrawal Charge.............   20
     Transfer Charge.......................   20
  How the Policy Works.....................   20
THE SEPARATE ACCOUNT.......................   21
FUNDS AND ELIGIBLE PORTFOLIOS..............   21
     Additions, Deletions or Substitutions
       of Investments......................   25
     Reinvestment..........................   25
     Other Policies........................   26
GENERAL PROVISIONS OF THE POLICY...........   26
     When Life Insurance Coverage Begins...   26
     Premiums..............................   26
     Scheduled Premiums....................   26
     Unscheduled Premiums..................   27
     Payments Returned for Insufficient
       Funds...............................   27
     Termination...........................   27
     Maturity Date.........................   27
DOLLAR COST AVERAGING......................   28
AUTOMATIC ASSET REALLOCATION...............   29
INTEREST SWEEP.............................   29
DEATH BENEFIT UNDER THE POLICY.............   30
     Face Amount Changes...................   32
     Life Insurance Benefit Option
       Changes.............................   32
CASH VALUE AND CASH SURRENDER  VALUE.......   33
     Cash Value............................   33
     Transfers.............................   33
     Requesting a Transfer.................   33
     Limits on Transfers...................   34
     Investment Return.....................   36
     Cash Surrender Value..................   36
     Partial Withdrawals...................   37
POLICY LOAN PRIVILEGE......................   37
     Loan Interest.........................   37
     When Loan Interest is Due.............   38
     Loan Repayment........................   38
     Interest on Loaned Value..............   39
     The Effects of a Policy Loan..........   39
EXCHANGE PRIVILEGE.........................   39
     Special New York Requirements.........   40
YOUR VOTING RIGHTS.........................   40
OUR RIGHTS.................................   40
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC...................................   41
THE FIXED ACCOUNT..........................   44
     Interest Crediting....................   44
     Transfers to Investment Divisions and
       to the Fixed Account................   44
FEDERAL INCOME TAX CONSIDERATIONS..........   45
     Our Intent............................   45
     Tax Status of NYLIAC and the Separate
       Account.............................   45
     Charges for Taxes.....................   46
     Diversification Standards and Control
       Issues..............................   46
     Life Insurance Status of Policy.......   47
     Modified Endowment Contract Status....   47

                                             PAGE
                                             ----
     Policy Surrenders and Partial
       Withdrawals.........................   48
     Policy Loans and Interest
       Deductions..........................   48
     Corporate Owners......................   49
     Exchanges or Assignments of
       Policies............................   49
     Reasonableness Requirement for
       Charges.............................   49
     Living Benefits Rider.................   49
     Other Tax Issues......................   50
     Withholding...........................   50
ADDITIONAL PROVISIONS OF THE POLICY........   50
     Reinstatement Option..................   50
     Additional Benefits Provided By
       Riders..............................   51
     Accidental Death Benefit..............   51
     Children's Insurance Rider............   51
     Guaranteed Insurability Rider.........   51
     Guaranteed Minimum Death Benefit
       Rider...............................   52
     GMDB Premium Test (performed on each
       Monthly Deduction Day)..............   53
     Living Benefits Rider (also known as
       Accelerated Benefits Rider).........   53
     Monthly Deduction Waiver..............   54
     Spouse's Paid-Up Insurance Purchase
       Option..............................   54



                                             PAGE
                                             ----
     Term Insurance On Other Covered
       Insured Rider.......................   55
     Payment Options.......................   55
     Payees................................   56
     Proceeds at Interest Options (Options
       1A and 1B)..........................   56
     Life Income Option (Option 2).........   56
     Beneficiary...........................   56
     Assignment............................   57
     Transfer of Ownership.................   57
     Limits on Our Rights to Challenge the
       Policy..............................   57
     Misstatement of Age or Sex............   57
     Suicide...............................   57
     When We Pay Proceeds..................   57
RECORDS AND REPORTS........................   58
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS.............................   59
LEGAL PROCEEDINGS..........................   60
FINANCIAL STATEMENTS.......................   60
NYLIAC AND SEPARATE ACCOUNT................
FINANCIAL STATEMENTS.......................  F-1


     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.


     THE INVESTMENT DIVISIONS OFFERED THROUGH THE NYLIAC VUL POLICY AND DESCRIBED IN THIS PROSPECTUS ARE DIFFERENT AND MAY HAVE DIFFERENT INVESTMENT PERFORMANCE FROM MUTUAL FUNDS THAT MAY HAVE SIMILAR NAMES, THE SAME ADVISER, THE SAME INVESTMENT OBJECTIVE AND POLICY AND SIMILAR PORTFOLIO SECURITIES.

                      HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at the Variable Products Service Center
(VPSC) addresses listed on the first page of this prospectus. In addition, as described below, you can contact us through the Internet at our Virtual Service Center (VSC) and through an automated telephone service called the Interactive Voice Response System (IVR). We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements.

     Faxed requests are not acceptable and will not be honored at any time. Additionally, we will not accept e-mails of imaged, signed service requests, other than those received through our Virtual Service Center that have passed all security protocols to identify the policyowner.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, we will send you a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day or on a non-Business Day, will be priced as of the next Business Day. We may revoke VSC and IVR privileges for certain policyowners. (See "Limits on Transfers.")


     We make the VSC and the IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at times. We do not assume responsibility for any loss if service should become unavailable.


     VSC

     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to

-- e-mail your registered representative or the Variable Product Service Center;

-- obtain current policy values;

-- transfer assets between investment options;

-- change the allocation of future premium payments;

-- change your address;

-- obtain service forms; and

-- reset your PIN.

     IVR

     The IVR is available 24 hours a day, seven days a week. Calls may be recorded for your protection.

     The IVR enables you to

-- obtain current policy values;

-- transfer assets between investment options;

-- change the allocation of future premium payments;

-- request a loan on your policy; and

-- speak with one of our Customer Service Representatives Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

     By completing a Telephone Request Form, you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.


     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization to these Registered Representatives will be limited to accessing policy information only.

                              DEFINITION OF TERMS

ACCUMULATION UNIT: An accounting unit used to calculate the values under the policy held in the Separate Account.

ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.


ALLOCATION ALTERNATIVES: The 36 Investment Divisions of the Separate Account and the Fixed Account.


BENEFICIARY: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.

BUSINESS DAY: Generally, any day that the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

CASH SURRENDER VALUE: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges, and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE:  The sum of the Accumulation Value and the value in the Fixed
Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Amounts in the Fixed Account are part of NYLIAC's general account, which is subject to the claims of its general creditors.

FUND:  An open-end management investment company.


GUIDELINE ANNUAL PREMIUM: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as "guideline level premium," as defined in
Section 7702 of the IRC.


INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The day we approve and issue the policy.

MONTHLY DEDUCTION DAY: The date we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

POLICY DATA PAGE: Page 2 of the policy, which contains the policy specifications.

POLICY DATE: The date we use as the starting point for determining policy anniversaries, Policy Years, and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under the policies.

SURRENDER CHARGE GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC's financial statements.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $69.4 billion at the end of 2005. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


     2. WHAT TYPE OF VARIABLE LIFE INSURANCE POLICY IS DESCRIBED BY THIS PROSPECTUS?

     In this prospectus, we describe a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Surrender Value, loan privileges, and flexible premiums. It is called "flexible" because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because the death benefit may, and the Cash Surrender Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.

     The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application, and any riders to the policy.

     3. HOW IS THE POLICY AVAILABLE FOR ISSUE?

     The policy is no longer available for issue.

     4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but you also reap the benefit of any appreciation in their value.

     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate an Accumulation Unit value each day that the New York Stock Exchange ("NYSE") is open for regular trading. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                      (a/b) - c

Where:a = the sum of:

                (1) the net asset value of a Portfolio share held in the
                    Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                (2) the per share amount of any dividends or capital gain
                    distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

            b = the net asset value of a Portfolio share held in the Separate
                Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

            c = a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to .70% (.60% for mortality and expense risk and .10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT IS A NET PREMIUM AND HOW IS IT APPLIED?


     When you give us a premium payment, we deduct the sales expense, state tax, and federal tax charges from your premium. We call the remainder the "net premium". You may allocate this net premium among the 37 Allocation Alternatives. The Allocation Alternatives consist of 36 Investment Divisions and the Fixed Account. However, at any time, you can only have money in a maximum of 21 Allocation Alternatives, including the Fixed Account. The 36 Investment Divisions are listed on the first page of the prospectus.


     7. WHAT IS THE FIXED ACCOUNT?

     As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit any amounts in the Fixed Account with a fixed interest rate, which we declare periodically in advance at our sole discretion. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All net premiums allocated or amounts transferred less amounts withdrawn, transferred from, or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.

     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Cash Surrender Value is insufficient to pay the policy's monthly deductions or when there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--ADDITIONAL BENEFITS PROVIDED BY RIDER--GUARANTEED MINIMUM DEATH BENEFIT RIDER.

     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the Primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--ADDITIONAL BENEFITS PROVIDED BY RIDER--GUARANTEED MINIMUM DEATH BENEFIT RIDER.

     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. See FEDERAL INCOME TAX CONSIDERATIONS.

     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.

     For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. However, you may be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. See CASH VALUE AND CASH SURRENDER VALUE--CASH SURRENDER VALUE, AND FEDERAL INCOME TAX CONSIDERATIONS.

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans, and partial withdrawals are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when you are not yet age 59 1/2.

     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See FEDERAL INCOME TAX CONSIDERATIONS--MODIFIED ENDOWMENT CONTRACT STATUS.

     14. WHAT PREMIUMS ARE PAYABLE?

     The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium (also known as a planned premium) does not have to be paid to keep the policy in force if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day.

You may increase or decrease the amount of any scheduled premium subject to the limits we set. However, you may not make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95.


     15. WHAT ARE UNSCHEDULED PREMIUMS?


     While the Insured is living, you can pay unscheduled premiums (also known as unplanned premiums) at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. However, you may not make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. For details see GENERAL PROVISIONS OF THE POLICY--PREMIUMS.


     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?

     On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state tax and federal tax charges. We then will apply the balance of the premium (the net premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions that may be due are made. (Deductions are described in greater detail in Question 18, "Are there charges against the policy?")

     17. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?


     You can allocate net premiums to a maximum of 21 of the 37 Allocation Alternatives which include the 36 variable Investment Divisions plus the Fixed Account. You can also raise or lower the percentages of the net premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate net premiums in accordance with your instructions.


     18. ARE THERE CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash Value. See CHARGES UNDER THE POLICY--DEDUCTIONS FROM PREMIUMS.

     On each Monthly Deduction Day, we make the following deductions from the policy's Cash Surrender Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted.);

          (b) The monthly cost of insurance; and

          (c) The monthly cost for any riders attached to the policy.

     We may also make a deduction for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the net amount at risk made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

     Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of ..60% and .10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of .90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.

     Additionally, the value of the shares of each Portfolio reflects advisory fees, administration fees, and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy's face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.

     Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. See CHARGES UNDER THE POLICY AND FEDERAL INCOME TAX CONSIDERATIONS.

     19. WHAT IS THE LOAN PRIVILEGE?

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?

     You have the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). You may return the policy to one of the Variable Products Service Centers listed on the first page of this prospectus, to any of our agency offices, or to the registered representative who sold you the policy.

     21. CAN THE POLICY BE EXCHANGED, OR CAN ALL AMOUNTS BE ALLOCATED TO THE FIXED ACCOUNT?

     You have the right during the first two Policy Years to either (1) exchange the policy for a permanent fixed benefit policy we offer for this purpose, or
(2) transfer all of the policy's Accumulation Value to the Fixed Account. Similar rights are available during the first two years after an increase in the policy's face amount. Policies issued in Colorado, Massachusetts, and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE, and OUR RIGHTS.

     22. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured's age on the birthday nearest to the prior policy anniversary.

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We will also deduct a state tax charge, which is an amount equal to the expected average state tax, and a federal tax charge. The net premium will be applied to the Separate Account and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.

     SALES EXPENSE CHARGE

     We will deduct a sales expense charge not to exceed 5% of any premium and in addition to the surrender charge (for a discussion of the surrender charge, see SURRENDER CHARGES). The sales expense charge is currently eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see SALES AND OTHER AGREEMENTS.

     STATE TAX CHARGE


     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners ranging from 0% to 3.5% of your premium payments. The tax may be higher in certain U.S. territories. We currently deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.


     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").

CASH VALUE CHARGES

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from the Policy's Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     EXPENSE ALLOCATION

     With the Expense Allocation feature, you have the choice of how to allocate the policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, and the monthly contract charge. You can instruct NYLIAC, at the time of the application and at any time thereafter, to have the expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.

     MONTHLY CONTRACT CHARGE

     In the first Policy Year, there is a charge currently equal to $312 on an annual basis to compensate us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims, and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $84 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

     CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Surrender Value of your policy. This charge covers the cost of providing life insurance benefits to you.

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate that applies to the Primary Insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current life insurance benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending upon changes in the net amount at risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the Primary Insured's age and circumstances at the time of the increase.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the Primary Insured is age 17 or under when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the Primary Insured is age 18 or higher when the policy is issued, and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the Primary Insured's underwriting class.

     We base the guaranteed rates for policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. We base the current monthly cost of insurance rates on such factors as the sex, underwriting class, and issue age of the Primary Insured and the Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you elect this optional benefit, we will charge you an amount equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

     OTHER RIDER CHARGES

     Each month we will deduct any charges for any optional riders you have chosen.

SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE

     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     - Current Mortality and Expense Risk Charge -- We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

     - Guaranteed Mortality and Expense Risk Charge -- While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.

     ADMINISTRATIVE CHARGE

     We charge the Investment Divisions a daily charge for providing policy administrative services equal, on an annual basis, to 0.10% of the average daily net asset value of the Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.

     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS.

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% for all policies on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least

106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. Currently, the amount in the Fixed Account, which is collateral for an outstanding loan, is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Policy Loan Privilege" for more information.)

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Funds or their agents, which are based on 2004 expenses and may reflect estimated charges:


  --------------------------------------------------------------------------------------------------------------------------

                                                                             ESTIMATED        TOTAL FUND
                                                                             UNDERLYING     ANNUAL EXPENSES   EXPENSE WAIVER
                                   ADVISORY    ADMINISTRATION    OTHER     PORTFOLIO FEES   (BEFORE EXPENSE       AND/OR
               FUND                   FEE           FEE         EXPENSES    AND EXPENSES    REIMBURSEMENTS)   REIMBURSEMENTS
  --------------------------------------------------------------------------------------------------------------------------
  MainStay VP Balanced -- Initial
  Class..........................    0.75%(a)      0.00%         0.25%            N/A            1.00%            0.10%
  MainStay VP Conservative
  Allocation -- Initial Class....    0.00%(b)      0.00%         0.41%(c)       0.61%(d)         1.02%            0.16%
  MainStay VP Growth
  Allocation -- Initial Class....    0.00%(b)      0.00%         0.66%(c)       0.76%(d)         1.42%            0.41%
  MainStay VP Moderate
  Allocation -- Initial Class....    0.00%(b)      0.00%         0.30%(c)       0.65%(d)         0.95%            0.05%
  MainStay VP Moderate Growth
  Allocation -- Initial Class....    0.00%(b)      0.00%         0.33%(c)       0.71%(d)         1.04%            0.08%

  -------------------------------  --------------
                                     NET TOTAL
                                    FUND ANNUAL
                                   EXPENSES AFTER
                                      EXPENSE
               FUND                REIMBURSEMENTS
  -------------------------------  --------------
  MainStay VP Balanced -- Initial
  Class..........................      0.90%
  MainStay VP Conservative
  Allocation -- Initial Class....      0.86%
  MainStay VP Growth
  Allocation -- Initial Class....      1.01%
  MainStay VP Moderate
  Allocation -- Initial Class....      0.90%
  MainStay VP Moderate Growth
  Allocation -- Initial Class....      0.96%



(a) NYLIM has agreed to waive fees and/or reimburse the Portfolio for certain expenses so that the Total Operating Expenses do not exceed 0.90% of average daily net assets for Initial Class shares.



(b) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administration Fees for these Portfolios.



(c) "Other Expenses" are based on estimated amounts for the current fiscal year. NYLIM has agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses, excluding Underlying Fund expenses, do not exceed 0.25%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.



(d) The MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation, and MainStay VP Growth Allocation Portfolios (the "MainStay Asset Allocation Portfolios") invest in shares of other MainStay VP Series Fund portfolios (the "Underlying Portfolios"). Amounts shown reflect each MainStay Asset Allocation Portfolio's pro rata share of the fees and expenses of the various Underlying Portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of the date of this Prospectus.

  -------------------------------------------------------------------------------------------------------------------
                                                                                                           TOTAL FUND
                                                                  ADVISORY     ADMINISTRATION    OTHER       ANNUAL
                              FUND                                  FEES            FEES        EXPENSES   EXPENSE(A)
  -------------------------------------------------------------------------------------------------------------------
  MainStay VP Basic Value -- Initial Class                         0.60%(c)        0.20%         0.11%       0.91%
  MainStay VP Bond -- Initial Class                                0.25%           0.20%         0.06%       0.51%
  MainStay VP Capital Appreciation -- Initial Class                0.36%           0.20%         0.05%       0.61%
  MainStay VP Cash Management                                      0.25%           0.20%         0.06%       0.51%
  MainStay VP Common Stock -- Initial Class                        0.25%           0.20%         0.06%       0.51%
  MainStay VP Convertible -- Initial Class                         0.36%           0.20%         0.07%       0.63%
  MainStay VP Floating Rate -- Initial Class                       0.60%           0.00%         0.24%       0.84%
  MainStay VP Government -- Initial Class                          0.30%           0.20%         0.07%       0.57%
  MainStay VP High Yield Corporate Bond -- Initial Class           0.30%           0.20%         0.06%       0.56%
  MainStay VP Income & Growth -- Initial Class                     0.50%           0.20%         0.14%       0.84%
  MainStay VP International Equity -- Initial Class                0.60%           0.20%         0.12%       0.92%
  MainStay VP Large Cap Growth -- Initial Class(b)                 0.50%           0.20%         0.10%       0.80%
  MainStay VP Mid Cap Core -- Initial Class                        0.85%(d)        0.00%         0.09%       0.94%
  MainStay VP Mid Cap Growth -- Initial Class                      0.75%(d)        0.00%         0.07%       0.82%
  MainStay VP Mid Cap Value -- Initial Class                       0.70%(d)        0.00%         0.06%       0.76%
  MainStay VP S&P 500(R) Index -- Initial Class                    0.09%(e)        0.20%         0.05%       0.34%
  MainStay VP Small Cap Growth -- Initial Class                    0.90%(d)        0.00%         0.09%       0.99%
  MainStay VP Total Return -- Initial Class                        0.32%           0.20%         0.07%       0.59%
  MainStay VP Value -- Initial Class                               0.36%           0.20%         0.05%       0.61%
  Alger American Small Capitalization -- Class O Shares            0.85%           0.00%         0.06%(f)    0.91%
  Calvert Social Balanced Portfolio                                0.425%          0.275%        0.22%       0.92%(g)
  Dreyfus IP Technology Growth -- Initial Class                    0.75%           0.00%         0.06%       0.81%
  Fidelity(R) VIP Contrafund(R) -- Initial Class                   0.57%(h)        0.00%         0.09%       0.66%(i)
  Fidelity(R) VIP Equity-Income -- Initial Class                   0.47%(h)        0.00%         0.09%       0.56%(i)
  Janus Aspen Series Balanced -- Institutional Shares              0.55%(j)        0.00%         0.02%       0.57%
  Janus Aspen Series Worldwide Growth -- Institutional Shares    0.60%(j)(k)       0.00%         0.01%       0.61%
  Royce Micro-Cap Portfolio                                        1.25%           0.00%         0.07%       1.32%
  Royce Small-Cap Portfolio                                        1.00%           0.00%         0.09%       1.09%
  T. Rowe Price Equity Income Portfolio                            0.85%(m)        0.00%         0.00%       0.85%(n)
  Van Eck Worldwide Hard Assets                                    1.00%           0.00%         0.17%       1.17%
  Van Kampen UIF Emerging Markets Equity -- Class I                1.25%           0.25%         0.16%       1.66%(l)



(a) The Fund or its agents provided the fees and charges, which are based on 2005 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.



(b) MainStay VP Large Cap Growth was formerly known as "MainStay VP Growth."



(c) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its management fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. With NYLIM's voluntary waiver in effect for the fiscal period ended December 31, 2005, the management fee was 0.55% and Total Portfolio Operating Expenses were 0.86% for Initial Class Shares and 1.11% for Service Class Shares. This waiver may be discontinued at any time without notice.

(d) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administration Fees for this Investment Division.



(e) The Advisory Fee for the Portfolio is an annual percentage of the Fund's daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.



(f)  Includes Administration Fees.



(g) The Fund or its agents provided the fees and charges which are based on 2005 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(h) The fees designated as "Advisory Fees" reflect "Management Fees".



(i) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Fidelity(R) VIP Contrafund(R) and 0.55% for Fidelity(R) VIP Equity-Income. These offsets may be discontinued at any time.



(j) The "Management Fee" is the investment advisory fee paid by the Portfolios to Janus Capital.



(k) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.



(l) The Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio, excluding certain investment related expenses such as foreign country tax expenses and interest on borrowing, of 1.65% for Class I shares. The adviser may terminate this voluntary waiver at any time at its sole discretion. After such reductions, the advisory fees, administration fees, other expenses and total expenses, would have been 1.24%, 0.25%, 0.16% and 1.65% respectively.



(m) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."



(n) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

SURRENDER CHARGES

     During the first 15 Policy Years, we will deduct a surrender charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This surrender charge is in addition to the sales expense charge. See CHARGES UNDER THE POLICY--SALES EXPENSE CHARGE.

     The maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.

     The surrender charge in the first Policy Year is equal to:

          (A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus

          (B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year, but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.

     The surrender charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to:

          (A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus

          (B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

                            YEAR                              PERCENTAGE APPLIED
                            ----                              ------------------
2-6.........................................................         100%
  7.........................................................          90%
  8.........................................................          80%
  9.........................................................          70%
 10.........................................................          60%
 11.........................................................          50%
 12.........................................................          40%
 13.........................................................          30%
 14.........................................................          20%
 15.........................................................          10%
 16+........................................................           0%

     During the first two Policy Years, the surrender charge is further limited to the sum of:

          (A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus

          (B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus

          (C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less

          (D) any sales expense charges deducted from such premiums; less

          (E) any surrender charge previously deducted.

     Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease.

     For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a surrender charge of $1,250, and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year that the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time the policy is issued or the face amount is increased.

     Surrender charges may be significant upon early surrender. You should not purchase this policy unless you intend to hold the policy for an extended period of time.

     EXCEPTIONS TO SURRENDER CHARGE


     There are a number of exceptions to the imposition of a surrender charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required IRC minimum distribution for the policy.


OTHER CHARGES

     PARTIAL WITHDRAWAL CHARGE

     If you make a partial withdrawal, we will charge a processing fee not to exceed the lesser of $25 or 2% of the amount withdrawn. If the partial withdrawal results in a decrease to your policy's face amount, we will deduct a surrender charge. See PARTIAL WITHDRAWALS.

     TRANSFER CHARGE

     We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. See CASH VALUE AND CASH SURRENDER VALUE--TRANSFERS.

HOW THE POLICY WORKS


     The example assumes a 6% hypothetical gross investment return and current charges in the first Policy Year. It assumes a male insured issue age 35, a Scheduled Annual Premium of $3,000, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner, there is no guarantee that the current charges illustrated below will not change.



Scheduled Annual Premium.............................................  $3,000.00
less:    Sales expense charge (5%)...................................     150.00
         State tax charge (2%).......................................      60.00
         Federal tax charge (1.25%)..................................      37.50
                                                                       ---------
equals:  Net premium.................................................  $2,752.50
plus:    Net investment performance (varies daily)...................     110.26
less:    Monthly contract charges ($7 per month currently)...........      84.00
less:    Charges for cost of insurance (varies monthly)..............     384.70
                                                                       ---------
equals:  Cash Value..................................................  $2,394.06
less:    Surrender charge (25% of premium up to Surrender Charge
         Guideline Annual Premium plus 5% of excess premiums paid)...     750.00
less:    Balance of first year monthly contract charge(1)............     228.00
equals:  Cash Surrender Value (at end of year 1).....................  $1,416.06


------------

(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value, and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.

                              THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains, or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.


     The Separate Account currently consists of 36 Investment Divisions available under this policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains, or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios.

                         FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found at the end of the policy's prospectus.

     We receive payments or compensation from some or all of the Funds or their investments advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.



------------------------------------------------------------------------------------------------------------------------
                   FUND                                INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:                Adviser: New York Life Investment
                                                    Management LLC ("NYLIM")
  --MainStay VP Balanced                               Subadviser: NYLIM               - Seeks high total return.
    --Initial Class
  --MainStay VP Basic Value--Initial Class    Subadviser: The Dreyfus Corporation      - Capital appreciation.
                                                          ("Dreyfus")
  --MainStay VP Bond--Initial Class                          NYLIM                     - Seeks highest income over the
                                                                                       long term consistent with
                                                                                         preservation of principal.
  --MainStay VP Capital Appreciation--     Subadviser: MacKay Shields LLC ("MacKay")   - Seeks long-term growth of
    Initial Class                                                                      capital. Dividend income, if any,
                                                                                         is an incidental consideration.
  --MainStay VP Cash Management                        Subadviser: MacKay              - Seeks as high a level of
                                                                                       current income as is considered
                                                                                         consistent with the
                                                                                         preservation of capital and
                                                                                         liquidity.
  --MainStay VP Common Stock--Initial                        NYLIM                     - Seeks long-term growth of
    Class                                                                              capital, with income as a
                                                                                         secondary consideration.
  --MainStay VP Conservative Allocation--                    NYLIM                     - Seeks current income and,
    Initial Class                                                                        secondarily, long-term growth
                                                                                         of capital.
  --MainStay VP Convertible--Initial Class             Subadviser: MacKay              - Seeks capital appreciation
                                                                                       together with current income.
  --MainStay VP Floating Rate--Initial                 Subadviser: NYLIM               - Seeks to provide high current
    Class                                                                                income.
  --MainStay VP Government--Initial Class              Subadviser: MacKay              - Seeks a high level of current
                                                                                       income, consistent with safety of
                                                                                         principal.
  --MainStay VP Growth Allocation--                          NYLIM                     - Seeks long-term growth of
    Initial Class                                                                        capital.
  --MainStay VP High Yield Corporate                   Subadviser: MacKay              - Maximize current income through
    Bond--Initial Class                                                                  investment in a diversified
                                                                                         portfolio of high yield, high
                                                                                         risk debt securities which are
                                                                                         ordinarily in the lower rating
                                                                                         categories of recognized rating
                                                                                         agencies (that is, rated Baa to
                                                                                         B by Moody's or BBB to B by
                                                                                         S&P). Capital appreciation is a
                                                                                         secondary objective.
  --MainStay VP Income & Growth--Initial    Subadviser: American Century Investment    - Dividend growth, current income
    Class                                               Management, Inc.               and capital appreciation.
  --MainStay VP International Equity--                 Subadviser: MacKay              - Seeks long-term growth of
    Initial Class                                                                      capital by investing in a
                                                                                         portfolio consisting primarily
                                                                                         of non-U.S. equity securities.
                                                                                         Current income is a secondary
                                                                                         objective.
  --MainStay VP Large Cap Growth--Initial         Subadviser: Winslow Capital          - Seeks to invest under normal
    Class                                               Management Inc.                  circumstances at least 80% of
    (formerly, MainStay VP Growth--                                                      its assets (net assets plus the
    Initial Class)                                                                       amount of any borrowing for
                                                                                         investment purposes) in large
                                                                                         capitalization equity
                                                                                         securities.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                   FUND                                INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.
 (continued):
  --MainStay VP Mid Cap Core--Initial                        NYLIM                     - Seeks long-term growth of
    Class                                                                              capital by investing primarily in
                                                                                         common stocks of U.S. companies
                                                                                         with market capitalizations
                                                                                         similar to those companies in
                                                                                         the Russell Midcap(R) Index.
  --MainStay VP Mid Cap Growth--Initial                Subadviser: MacKay              - Seeks long-term growth of
    Class                                                                              capital by investing primarily in
                                                                                         common stocks of U.S. companies
                                                                                         with market capitalizations
                                                                                         similar to those companies in
                                                                                         the Russell Mid Cap Growth
                                                                                         Index.
  --MainStay VP Mid Cap Value--Initial                 Subadviser: MacKay              - Realize maximum long-term total
    Class                                                                                return from a combination of
                                                                                         capital appreciation and
                                                                                         income.
  --MainStay VP Moderate Allocation--                        NYLIM                     - Seeks long-term growth of
    Initial Class                                                                      capital and, secondarily, current
                                                                                         income.
  --MainStay VP Moderate Growth                              NYLIM                     - Seeks long-term growth of
    Allocation--Initial Class                                                          capital and, secondarily, current
                                                                                         income.
  --MainStay VP S&P 500 Index--Initial                       NYLIM                     - Seeks to provide investment
    Class                                                                              results that correspond to the
                                                                                         total return performance (and
                                                                                         reflect reinvestment of
                                                                                         dividends) of publicly traded
                                                                                         common stocks represented by
                                                                                         the S&P 500(R) Index.
  --MainStay VP Small Cap Growth--Initial              Subadviser: MacKay              - Seeks long-term capital
    Class                                                                              appreciation by investing
                                                                                         primarily in equities of
                                                                                         companies with market
                                                                                         capitalizations similar to
                                                                                         those in the Russell 2000(R)
                                                                                         Index.
  --MainStay VP Total Return--Initial                  Subadviser: MacKay              - Seeks current income consistent
    Class                                                                                with reasonable opportunity for
                                                                                         future growth of capital and
                                                                                         income.
  --MainStay VP Value--Initial Class                   Subadviser: MacKay              - Realize maximum long-term total
                                                                                         return from a combination of
                                                                                         capital growth and income.
------------------------------------------------------------------------------------------------------------------------
 The Alger American Fund:
  --Alger American Small Capitalization--         Fred Alger Management, Inc.          - Long-term capital appreciation
    Class O Shares                                                                     by focusing on small,
                                                                                         fast-growing companies that
                                                                                         offer innovative products,
                                                                                         services or technologies to a
                                                                                         rapidly expanding marketplace.
------------------------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.:
  --Calvert Social Balanced Portfolio      Adviser: Calvert Asset Management Company,  - CVS Social Balanced seeks to
                                                              Inc.                       achieve a competitive total
                                             Subadvisers: Brown Capital Management,      return through an actively
                                                            Inc. and                     managed Portfolio of stocks,
                                                  SsgA Funds Management, Inc.,           bonds and money market
                                                         New Amsterdam                   instruments which offer income
                                                         Partners, LLC                   and capital growth opportunity
                                                                                         and which satisfy the
                                                                                         investment and social criteria.
------------------------------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios:
  --Dreyfus IP Technology Growth--Initial           The Dreyfus Corporation            - The Portfolio seeks capital
    Shares                                                                               appreciation. To pursue this
                                                                                         goal, the Portfolio normally
                                                                                         invests at least 80% of its
                                                                                         assets in the stocks of growth
                                                                                         companies of any size that
                                                                                         Dreyfus believes to be leading
                                                                                         producers or beneficiaries of
                                                                                         technological innovation.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                   FUND                                INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance Products
 Fund:
  --Fidelity(R) VIP Contrafund(R)--         Adviser: Fidelity Management & Research    - Seeks long-term capital
    Initial Class                                            Company                     appreciation.
                                              Subadvisers: FMR Co., Inc. ("FMRC")
                                            Fidelity Management & Research (UK) Inc.
                                           Fidelity Management & Research (Far East)
                                                              Inc.
                                               Fidelity Investments Japan Limited
  --Fidelity(R) VIP Equity-Income--Initial              Subadviser: FMRC               - Seeks reasonable income by
    Class                                                                                investing primarily in income-
                                                                                         producing equity securities. In
                                                                                         choosing these securities, the
                                                                                         Fund will also consider the
                                                                                         potential for capital
                                                                                         appreciation. The Fund's goal
                                                                                         is to achieve a yield that
                                                                                         exceeds the composite yield on
                                                                                         the securities comprising the
                                                                                         S&P 500(R).
------------------------------------------------------------------------------------------------------------------------

 Janus Aspen Series:
  --Janus Aspen Series Balanced                   Janus Capital Management LLC         - Long-term capital growth,
    Institutional Shares                                                               consistent with the preservation
                                                                                         of capital and balanced by
                                                                                         current income.
  --Janus Aspen Series Worldwide                                                       - Long-term growth of capital in
    Growth--Institutional Shares                                                       a manner consistent with the
                                                                                         preservation of capital.
------------------------------------------------------------------------------------------------------------------------

 Royce Capital Fund:
  --Royal Micro-Cap Portfolio                       Royce & Associates, LLC            - Seeks long term growth of
                                                                                         capital.
  --Royce Small-Cap Portfolio                                                          - Seeks long term growth of
                                                                                       capital by investing primarily in
                                                                                         equity securities issued by
                                                                                         small companies.
------------------------------------------------------------------------------------------------------------------------

 T. Rowe Price Equity Series, Inc.:
  --T. Rowe Price Equity Income Portfolio        T. Rowe Price Associates, Inc.        - Seeks to provide substantial
                                                                                       dividend income and also
                                                                                         long-term capital appreciation
                                                                                         through investments in common
                                                                                         stocks of established
                                                                                         companies.
------------------------------------------------------------------------------------------------------------------------

 Van Eck Worldwide Insurance Trust:
  --Van Eck Worldwide Hard Assets                Van Eck Associates Corporation        - Long term capital appreciation
                                                                                       by investing globally, primarily
                                                                                         in "hard asset securities" such
                                                                                         as energy, forest products,
                                                                                         real estate, and precious and
                                                                                         industrial metals. Income is a
                                                                                         secondary consideration.
------------------------------------------------------------------------------------------------------------------------

 The Universal Institutional Funds, Inc.:
  --Van Kampen UIF Emerging Markets                       Van Kampen*                  - Long-term capital appreciation
    Equity--Class I                                                                    by investing primarily in growth-
                                                                                         oriented equity securities of
                                                                                         companies in emerging market
                                                                                         countries.
------------------------------------------------------------------------------------------------------------------------


---------------

* Morgan Stanley Investment Management, Inc., the investment adviser to the UIF portfolios, does business in certain instances using the name "Van Kampen."

     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Portfolio or Portfolios.

     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. The new Eligible Portfolios may have higher fees and charges than the ones they replaced. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary regulatory approvals.

     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional Investment Divisions for the Separate Account. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions will be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date they are paid.

     OTHER POLICIES

     We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions' performance, and they offer different benefits.

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

     WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     PREMIUMS


     You can allocate a portion of each net premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event can the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". Acceptance of initial and additional premium payments is subject to our suitability standards.



     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021. Acceptance of initial and additional premium payments is subject to our suitability standards.


     Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.

     SCHEDULED PREMIUMS

     The amount of the scheduled premium is shown on the Policy Data Page.

     There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy's Cash Surrender Value. If the Cash Surrender Value becomes insufficient to pay certain monthly charges, and a late period expires without sufficient payment, the policy will terminate. See GENERAL PROVISIONS OF THE POLICY--TERMINATION.

     Policies that are maintained at Cash Surrender Values just sufficient to cover fees and charges, or that are otherwise minimally funded, are more at risk for not being able to maintain such Cash Surrender Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations. Your policy can lapse even if you pay all of the planned premiums on time.

     UNSCHEDULED PREMIUMS


     While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.


     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20.00 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, including an electronic payment, we will deduct the amount from your Policy's Cash Value. If an electronic (Check-O-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, this privilege will be suspended until you notify us to resume the arrangement and we agree.

     TERMINATION

     The policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.

     We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period, which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. However, the death benefit will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey, and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

     If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the Cash Value left in the Investment Divisions. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Surrender Value of the policy by presenting a signed written request providing the information we request to one of the Variable Products Service Center addresses listed on the first page of this prospectus. (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.

     Any insurance on an other covered insured, provided by a rider attached to the policy which is still in effect, will end on the policy anniversary when the Insured is age 95. However, if an other covered insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.
                             DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase units of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your units is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify or on the next Business Day. You can specify any day of the month, except the 29th, 30th, or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Variable Products Service Center at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     You can cancel the Dollar Cost Averaging feature at any time by written request. You can not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.
                          AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You may specify any day of the month with the exception of the 29th, 30th, or 31st of the month. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next Business Day. We will not process Automatic Asset Reallocation transfers unless we have received a written request at the Variable Products Service Center at one of the addresses listed on the cover page of this prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You can not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.
                                 INTEREST SWEEP

     You can direct that the interest earned in the Fixed Account be periodically transferred into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:

     -- the date you want this feature to start;

     -- the percentage you want to be transferred to each Investment Division;
        and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually, or annually.

     We will begin to make Interest Sweep transfers when the amount in the Fixed Account is at least $2,500. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th, or 31st of a month. We will not process an Interest Sweep transfer, unless we have received a written request at the Variable Products Service Center at one of the addresses listed on the cover page of this prospectus. NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy expenses from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expense deduction to the MainStay VP Cash Management Investment Division.

     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time by written request.

     This feature is available at no additional cost.
                         DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY--PAYMENT OPTIONS.

     The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.


     Life Insurance Benefit Option 1--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)


     Life Insurance Benefit Option 2--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death plus the Cash Value on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)


INSURED'S AGE                     INSURED'S AGE
  ON POLICY    IRC SECTION 7702     ON POLICY     IRC SECTION 7702
 ANNIVERSARY   LIFE INSURANCE %    ANNIVERSARY    LIFE INSURANCE %
-------------  ----------------   -------------   ----------------
    0-40             250              61                128
     41              243              62                126
     42              236              63                124
     43              229              64                122
     44              222              65                120
     45              215              66                119
     46              209              67                118
     47              203              68                117
     48              197              69                116
     49              191              70                115
     50              185              71                113
     51              178              72                111
     52              171              73                109
     53              164              74                107
     54              157             75-90              105
     55              150              91                104
     56              146              92                103
     57              142              93                102
     58              138              94                101
     59              134           95 & Over            100
     60              130

     The value of any additional benefits provided by rider on the Primary Insured's life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--PAYMENT OPTIONS. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

     EXAMPLE 1:

     The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                              POLICY A    POLICY B
                                                              --------    --------
(1) Face amount.............................................  $100,000    $100,000
(2) Cash Value on date of death (and no loans)..............  $ 50,000    $ 40,000
(3) Internal Revenue Code ("IRC") Section 7702 Life
    Insurance Percentage on date of death...................      215%        215%
(4) Cash Value multiplied by the IRC Percentage.............  $107,500    $ 86,000
(5) Death benefit = greater of (1) and (4)..................  $107,500    $100,000

     EXAMPLE 2:*

     The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):

                                                         POLICY A    POLICY B    POLICY C
                                                         --------    --------    --------
(1) Face amount as shown on the Policy Data Page.......  $100,000    $100,000    $200,000
(2) Cash Surrender Value on date of death..............  $ 50,000    $110,000    $110,000
(3) Death benefit after maturity = Cash Surrender
    Value..............................................  $ 50,000    $110,000    $110,000

---------------
* For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.

     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased. The policy also contains a provision that permits cancellation of an increase in the face amount during the free look period. This period begins on the date the increase takes effect and ends 20 days later (or the amount of time required by state law but not less than 10 days).

     The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk, which may increase the cost of insurance charge, and will incur a new 15-year surrender charge period only on the amount of the increase.

     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see CHARGES UNDER THE POLICY--SURRENDER CHARGES.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

     LIFE INSURANCE BENEFIT OPTION CHANGES

     You can change the life insurance benefit option of the policy while the Primary Insured is alive. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing.

     If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value, and a surrender charge will be assessed if a surrender charge is then currently applicable.

     If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule will no longer be in effect.

                      CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE

     The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.

     TRANSFERS

     All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We may impose a charge of up to $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options will not count toward the twelve-transfer limit.

     Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. (SEE THE FIXED ACCOUNT.)

     REQUESTING A TRANSFER


     You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with Our established procedures:


     -- submit your request in writing on a form we approve to the Variable
        Products Service Center at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

     -- use the IVR at 800-598-2019;

     -- speak to a customer service representative at 800-598-2019 on Business
        Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

     -- make your request through the VSC.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 p.m. (Eastern Time) will be priced as of the next Business Day. See "HOW TO REACH US FOR POLICY SERVICES" for information about the VPSC, VSC, and IVR.

     It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. NYLIAC will not be able to process your request if information is missing.

     Faxed requests are not acceptable and will not be honored at any time. Additionally, we will not accept e-mails of imaged, signed service requests, other than those received through our Virtual Service Center that have passed all security protocols that identify the policyowner.

     Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day that NYLIAC receives the transfer request. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, then they are deemed received on the next Business Day. See ADDITIONAL PROVISIONS OF THE POLICY--WHEN WE PAY PROCEEDS.

     LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

     -- reject a transfer request from you or from any person acting on your behalf

     -- restrict the method of making a transfer

     -- charge you for any redemption fee imposed by an underlying Fund

     -- limit the dollar amount, frequency or number of transfers.


     Currently, if you or someone acting on your behalf requests transfers EITHER IN WRITING, BY TELEPHONE AND/OR ELECTRONICALLY into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer that exceeds an amount that We determine in our sole discretion, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier. We will provide you with written notice when we take this action.


     We currently do not include transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within 60 days of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options in these limitations. However, we reserve the right to include them in the future.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.


        (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.


     -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on portfolio management, such as:

                a) impeding a portfolio manager's ability to sustain an investment objective;

                b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

                c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").


     -- Transfer Charge -- We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, DCA Plus, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.



     -- How to request a transfer:



          (1) submit your request in writing on a form we approve to the VPSC at: Madison Square Station, P.O. BOX 922 New York, NY 10159 (or any other address we indicate to you in writing);



          (2) use the Interactive Voice Response system at 800-598-2019;



          (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time; or



          (4) make your request through the VSC.



     Faxed requests are not acceptable and will not be honored at any time.



     Transfer requests received after 4:00 pm Eastern Time will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)


     INVESTMENT RETURN

     The investment return of a policy is based on:

     -- The Accumulation Units held in each Investment Division,

     -- The investment experience of each Investment Division as measured by its actual net rate of return, and

     -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day that the net asset value of the underlying Portfolio is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.

     CASH SURRENDER VALUE

     The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in proper form at one of the Variable Products Service Center addresses listed on the first page of this prospectus. The policy and written request for surrender are deemed received on the date that they are received by mail at NYLIAC's Variable Products Service Center or such other location that we indicate to you in writing. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Business Day.

     Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.

     Your policy may lapse without value if the cash surrender value is insufficient to cover the charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

     PARTIAL WITHDRAWALS

     The owner of a policy can make a partial withdrawal of the policy's Cash Surrender Value at any time while the Insured is living, by sending a written request to VPSC at: Madison Square Station, P.O. Box 922, New York, N.Y. 10159 (or any other address we indicate to you in writing) or by calling a service representative at (800) 598-2019. Faxed requests are not acceptable and will not be honored at any time. The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy's Cash Surrender Value at the end of the Business Day that we receive the request for the partial withdrawal at our Variable Products Service Center. The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy's face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. See CHARGES UNDER THE POLICY.

     We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.
                             POLICY LOAN PRIVILEGE

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.

     When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

     LOAN INTEREST

     The effective annual loan interest rate is 6% for all policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We reserve the right to set a lower rate, which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year that a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. (See LOAN REPAYMENT below).

     If we have set a loan interest rate lower than 6%, any subsequent increase in the interest rate will be subject to the following conditions:

          (1) The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all investment Divisions.

     LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy's Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

     INTEREST ON LOANED VALUE

     The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate, and in no event less than 4%.

     Currently, the amount in the Fixed Account that is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

     That portion of the policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.

     THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as an additional new loan under the Code. If the policy is a modified endowment contract a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See FEDERAL INCOME TAX CONSIDERATIONS for more information).

                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the policy, you may request that the entire Accumulation Value of the policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured. However, you may request such a transfer within 24 months after an increase in the face amount of the policy solely with respect to the lesser of that portion of the post-increase premiums attributable to the increase in the face amount of the policy or the Accumulation Value under the policy. The exchange will become effective when we receive proper written request.

     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance that we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy at one of the Variable Products Service Centers listed on the first page of this prospectus, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age, and risk classification as the original policy. The amount applied to your new policy will be the policy's Accumulation Value as of the date of the exchange plus a refund of all cost of insurance charges. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.

     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. We will not require that you provide evidence of insurability to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.
                               YOUR VOTING RIGHTS

     The Funds are not required to and typically do not hold annual stockholder meetings. Special stockholder meetings will be called when necessary.

     To the extent required by law, whenever a special stockholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

     The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner's percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.

     The number of available votes of an Eligible Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     Fund shares for which no timely instructions are received will be voted in proportion to the timely voting instructions received from all policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports, and other materials relating to the appropriate Portfolio.
                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company or in any other form permitted by law;

     -- deregister the Separate Account;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts; and

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     NYLIAC also reserves the right to change the names of the Separate Account.
                  DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*


DIRECTORS:                                             POSITIONS DURING LAST FIVE YEARS:
Scott L. Berlin......................................  Senior Vice President, New York Life, March 2005 to
                                                       date; Vice President, September 2003 to March 2005;
                                                       Corporate Vice President and Actuary, August 2002 to
                                                       September 2003; Actuary, August 2001 to August 2002;
                                                       Associate Actuary, August 2000 to August 2001;
                                                       Assistant Actuary March 2000 to August 2000. Senior
                                                       Vice President in charge of Individual Life, NYLIAC,
                                                       April 2005 to date; Vice President, January 2005 to
                                                       April 2005; Director, April 2005 to date.
Frank M. Boccio......................................  Senior Vice President and Chief Administrative
                                                       Officer, Life and Annuity, New York Life, January
                                                       2002 to date; Senior Vice President, Individual
                                                       Policy Services, July 1995 to January 2002. Senior
                                                       Vice President, NYLIAC, August 2001 to date; Direc-
                                                       tor, December 1998 to date.
Michael G. Gallo.....................................  Senior Vice President and Chief of Staff, Life and
                                                       Annuity, New York Life, January 2004 to date; Senior
                                                       Vice President, Individual Life, July 1995 to January
                                                       2004. Senior Vice President, NYLIAC, August 1995 to
                                                       date; Director, May 1998 to date.
Solomon Goldfinger...................................  Senior Vice President and Chief Operating Officer,
                                                       Life and Annuity, New York Life, October 2005 to
                                                       date; Senior Vice President and Chief Financial
                                                       Officer, Life and Annuity, January 2004 to October
                                                       2005. Senior Vice President, Chief Financial Officer
                                                       and Chief of Staff, January 1997 to January 2004.
                                                       Senior Vice President and Chief Financial Officer,
                                                       NYLIAC, September 2001 to date; Senior Vice
                                                       President, April 1992 to date; Director, May 1998 to
                                                       date.

Phillip J. Hildebrand................................  Executive Vice President and Co-Head, U.S. Insurance
                                                       Operations, New York Life, January 2004 to date;
                                                       Executive Vice President and Chief Distribution
                                                       Officer, August 2001 to January 2004; Executive Vice
                                                       President since March 1999. Executive Vice President,
                                                       NYLIAC, June 1999 to date; Director, January 1997 to
                                                       date.
Theodore A. Mathas...................................  Executive Vice President and Co-Head, U.S. Insurance
                                                       Operations, New York Life, January 2004 to date;
                                                       Senior Vice President and Chief Operating Officer,
                                                       March 2001 to January 2004; Senior Vice President and
                                                       Chief Operating Officer, Agency Department, August
                                                       1999 to March 2001. Director of NYLIFE Securities,
                                                       Inc., August 1997 to date. Executive Vice President
                                                       and Chief Operating Officer, NYLIAC, December 2002 to
                                                       date; Director, August 2001 to date.
John R. Meyer........................................  Senior Vice President, Individual Annuity Department,
                                                       New York Life, March 1999 to date. Senior Vice
                                                       President, NYLIAC, August 2002 to date; Director,
                                                       October 2003 to date.
Anne F. Pollack......................................  Senior Vice President, New York Life, August 1997 to
                                                       date; Chief Investment Officer, January 2002 to date;
                                                       Deputy Chief Investment Officer, January 2001 to
                                                       January 2002. Senior Vice President, NYLIAC, July
                                                       1997 to date; Chief Investment Officer, January 2002
                                                       to April 2004; Deputy Chief Investment Officer, May
                                                       2001 to December 2001; Director, December 2001 to
                                                       date.
Robert D. Rock.......................................  Senior Vice President and Chief Investment Officer,
                                                       Life and Annuity, New York Life, January 2004 to
                                                       date; Senior Vice President, Individual Annuity,
                                                       February 1991 to January 2004. Senior Vice Presi-
                                                       dent and Chief Investment Officer, NYLIAC, April 2004
                                                       to date; Senior Vice President, January 1991 to April
                                                       2004; Director, January 1991 to date.
Frederick J. Sievert.................................  President, New York Life, October 2002 to date; Vice
                                                       Chairman, January 1997 to September 2002. President,
                                                       NYLIAC, May 1997 to date; Director, June 1992 to
                                                       date.

Michael E. Sproule...................................  Executive Vice President, New York Life, March 2003
                                                       to date; Senior Vice President, March 1999 to March
                                                       2003; Chief Financial Officer, May 2002 to date; Act-
                                                       ing Chief Financial Officer, August 2001 to May 2002.
                                                       Director, NYLIAC, June 2002 to date.
Joel M. Steinberg....................................  Senior Vice President and Chief Financial Officer,
                                                       New York Life, March 2006 to date; Senior Vice
                                                       President and Chief Actuary, September 2001 to March
                                                       2006; Vice President and Actuary, March 1998 to
                                                       September 2001. Director, NYLIAC, January 2006 to
                                                       date; Senior Vice President and Chief Actuary,
                                                       December 2001 to date; Vice President and Actuary,
                                                       May 1998 to December 2001.
Seymour Sternberg....................................  Chairman of the Board and Chief Executive Officer,
                                                       New York Life, April 1997 to date; also President,
                                                       October 1995 to September 2002, and Chief Operating
                                                       Officer, October 1995 to April 1997. Director,
                                                       NYLIAC, November 1995 to date.
PRINCIPAL OFFICERS:                                    POSITIONS DURING LAST FIVE YEARS:
Jay S. Calhoun.......................................  Senior Vice President and Treasurer, New York Life,
                                                       March 1997 to date. Senior Vice President and
                                                       Treasurer, NYLIAC, May 1997 to date.
Judith E. Campbell...................................  Senior Vice President and Chief Information Officer,
                                                       New York Life, June 1997 to date. Senior Vice
                                                       President and Chief Information Officer, NYLIAC, June
                                                       1997 to date.
John A. Cullen.......................................  Senior Vice President, Controller and Chief
                                                       Accounting Officer, New York Life, September 2002 to
                                                       date; Vice President and Deputy Controller, December
                                                       1999 to August 2002; Vice President, March 1988 to
                                                       August 2002. Senior Vice President, NYLIAC, December
                                                       2002 to date; Vice President, December 1999 to
                                                       December 2002; Controller, December 1999 to December
                                                       2002.
Thomas F. English....................................  Senior Vice President and General Counsel, New York
                                                       Life, April 2005 to date, Senior Vice President and
                                                       Deputy General Counsel, January 2000 to April 2005.
                                                       Senior Vice President and General Counsel, NYLIAC,
                                                       April 2005 to date, Senior Vice President and Deputy
                                                       General Counsel, January 2000 to April 2005.

Catherine A. Marrion.................................  Vice President, Associate General Counsel and
                                                       Assistant Secretary, New York Life, March 2001 to
                                                       date; Corporate Vice President, Associate General
                                                       Counsel and Assistant Secretary, December 1999 to
                                                       March 2001. Vice President and Secretary, NYLIAC,
                                                       March 2000 to date.
Barbara J. McInerney.................................  Senior Vice President in charge of Corporate
                                                       Compliance, New York Life, September 2000 to date.
                                                       Senior Vice President in charge of Corporate
                                                       Compliance, NYLIAC, August 2001 to date; Vice Presi-
                                                       dent in charge of Corporate Compliance, August 2000
                                                       to August 2001.
Angelo J. Scialabba..................................  Vice President, New York Life, March 1998 to date.
                                                       Vice President and Controller, NYLIAC, January 2005
                                                       to date.
Gary E. Wendlandt....................................  Executive Vice President in charge of Investment
                                                       Management, New York Life, May 1999 to date. Chief
                                                       Executive Officer of New York Life Investment Manage-
                                                       ment, LLC, December 1999 to date; Chairman, March
                                                       2000 to date. Executive Vice President, NYLIAC, March
                                                       2000 to date.


---------------

* Principal business address is 51 Madison Avenue, New York, New York 10010.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's General Account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS AND TO THE FIXED ACCOUNT

     Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.

     1. Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year.

     2. Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or
        (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.

     3. Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer.

     We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York, after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details. Certain limits apply to transfers into and out of Investment Divisions. See CASH VALUE AND CASH SURRENDER VALUE--LIMITS ON TRANSFERS.

     See the policy for details and a description of the Fixed Account.
                       FEDERAL INCOME TAX CONSIDERATIONS

     OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.


     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.


     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT


     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

     CHARGES FOR TAXES


     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.


     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, we do not charge the separate account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

     DIVERSIFICATION STANDARDS AND CONTROL ISSUES


     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.



     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of Separate Account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of Separate Account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

     LIFE INSURANCE STATUS OF POLICY


     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the Primary Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)


     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

     MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.


     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.


     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.


     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.



     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.



     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.


     POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract

(see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

     CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

     EXCHANGES OR ASSIGNMENTS OF POLICIES


     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.


     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)


     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured or if you do not have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, employee, or because the Primary Insured has a financial interest in a business of yours.


     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may enact.


     OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or Beneficiary.

     WITHHOLDING


     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.


     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                      ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, you can request that we reinstate the policy during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must receive the following:

     -- A payment in an amount which is sufficient to keep the policy in force for at least 3 months. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;

     -- Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and

     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     If we do reinstate the policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.

     ADDITIONAL BENEFITS PROVIDED BY RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. There is generally an additional charge for each rider you elect. The following riders are available.

     ACCIDENTAL DEATH BENEFIT

     This rider provides an additional death benefit if the Primary Insured's death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the Primary Insured occurs before the Primary Insured's first birthday or after the policy anniversary on which the Primary Insured is age 70. There is an additional charge for this rider.

     CHILDREN'S INSURANCE RIDER

     This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the Primary Insured (a "covered child") who is proposed and accepted for coverage. A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or under when this rider is issued, or when that child would otherwise be covered. However, no child is covered under the rider until the 15(th) day after birth.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase 1 to 25 units of coverage on each covered child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

      --  the policy anniversary on which the covered child is age 25; and

      -- the policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance coverage ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

     There is an additional charge for this rider.

     GUARANTEED INSURABILITY RIDER

     This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can either be a new policy on the life of the Primary Insured or an increase to the existing policy's face amount.

     Scheduled option dates are the policy anniversaries on which the Primary Insured is age 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

      --  the marriage of the Primary Insured;

      --  the birth of a living child to the Primary Insured; or

      --  the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date will always be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance on the Primary Insured in an amount equal to the maximum amount you are eligible to purchase on the alternative option date. This term insurance coverage will begin on the date that the event which triggers the alternative option date occurs until the alternative option date. We do not provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the Primary Insured's age when the policy was issued. The multiples are set forth below:

   AGE AT ISSUE                   MULTIPLE
   ------------                   --------
 0-21                5 times face amount
22-37                2 times face amount
38-43                1 times face amount

     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within three months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will also provide the automatic term insurance coverage up to that option date.

     There is an additional charge for this rider.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER

     We no longer offer this rider for sale. However, if you previously purchased this rider, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the Primary Insured's age 70, 80, or
95. You can choose any one of these expiry dates as long as the benefit period is at least ten years.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elected this rider, you will find the GMDB premium on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

     GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.
     Having this rider affects your ability to take policy loans in the following way:
     (a) If you take a loan during the first two Policy Years, this rider will end.
     (b) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)
     Under this rider, if the Primary Insured has a life expectancy of twelve months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.
     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

----------------------------------------------------------------
                     CALCULATION STEPS
----------------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage

  STEP 2
  Result of Step 1 X Interest factor (varies)

  STEP 3
  Result of Step 1--Result of Step 2

  STEP 4
  Result of Step 3--Update loan--Administrative Fee


     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.

     MONTHLY DEDUCTION WAIVER

     This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the Primary Insured is age 65. In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

     -- the monthly cost of insurance for the base policy;

     -- the monthly cost of riders, if any; and

     -- the monthly contract charge.

     You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we waive any monthly deduction charges. We will waive the monthly deduction charges as long as the total disability continues. From time to time we may require proof that the Primary Insured is still totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

     -- If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the Primary Insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of time that the policy is in effect. We will not require any further proof of disability.

     -- If the total disability begins after the policy anniversary on which the Primary Insured is age 60, we will waive the monthly deduction charges under this policy while the disability continues but only until the policy anniversary on which the Primary Insured is age 65.

     We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

     There is an additional charge for this rider.

     SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION

     This rider allows a spouse who is the Beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the Primary Insured dies. This rider is included in the policy at no additional cost.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

     -- the amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

     -- $5,000,000.

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse, and the spouse must consent to the issuance of the new insurance in writing.

     TERM INSURANCE ON OTHER COVERED INSURED RIDER

     This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the Primary Insured). The Primary Insured can also be covered under this rider.

     We refer to any person, including the Primary Insured, who is covered under this rider as an "Other Covered Insured" (OCI). The minimum amount of term insurance that you can apply for under this rider is $25,000.

     You can convert the term insurance provided by this rider to any permanent plan of insurance we offer without any evidence of insurability. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the OCI is age 70, provided the policy is in effect.

     The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. The term insurance under this rider will also end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 95.

     There is an additional charge for this rider.

     PAYMENT OPTIONS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the Variable Products Service Center, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     Death benefits will be paid in one sum, or if elected, all or part of the death benefit can be placed under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity policy, which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 table of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1995 AND                                                   2036 AND
EARLIER    1996-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
   +2         +1           0          -1          -2          -3

     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     A revocable Beneficiary may be changed during the Insured's lifetime by writing to one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner's estate.

     ASSIGNMENT

     While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.

     TRANSFER OF OWNERSHIP

     The current policy owner (on non-qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing account. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information as well.

     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value, and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the death of the Primary Insured is a result of suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.

     WHEN WE PAY PROCEEDS

     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, loan proceeds, partial withdrawals, or the death benefit proceeds generally within seven days after we receive all of the necessary requirements at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:

     -- It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     -- The SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at one of the Variable Products Service Centers listed on the first page of this prospectus. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail to you at your last known address of record a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements. (Please refer to the section on "How To Reach Us for Policy Services.") In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a better address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements may influence the recommendations made by your registered representative or broker-dealer.



     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.9% per year.(1) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy's Target Premium during Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3 and 4, 6.5% in Policy Years 5 and 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, 3.5% in Policy Years 11-15, plus 3.5% of premiums paid in excess of such amount in Policy Years 1-15. The "Target Premium" is the calculation of the maximum commission payable based on the policyowner's age at the inception of the policy, gender, and face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.



     The total commissions paid during the fiscal years ended December 31, 2005, 2004, and 2003 were $1,611.58, $2,075 and $3,104 respectively. NYLIFE
Distributors did not retain any of these commissions.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification

---------------

1 Assumes a discount rate of 6%. Additional assumptions for the VUL product are Male Issue Age 36, issued preferred, with a planned annual premium of $2,750 and an initial face amount of $250,000.

for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.
                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action lawsuits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2005 and 2004, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2005 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2005, and the statement of operations, of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

            GROUP 1 POLICIES:                Variable Universal Life
                                             Survivorship Variable Universal
                                             Life - Series 1

            GROUP 2 POLICIES:                Variable Universal Life 2000 - Series 1
                                             Single Premium Variable Universal
                                             Life - Series 1

            GROUP 3 POLICIES:                Pinnacle Variable Universal Life
                                             Pinnacle Survivorship Variable Universal
                                             Life

            GROUP 4 POLICIES:                Variable Universal Life 2000 - Series 2
                                             Survivorship Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 3
                                             Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                            BALANCED--     BASIC VALUE--        BOND--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  9,681,777     $  9,978,361     $ 27,588,100
  Dividends due and accrued.............................         11,402               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................         13,800           12,763           17,837

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         11,850           10,282           32,107
    Administrative charges..............................          1,787              520            3,253
                                                           ------------     ------------     ------------
      Total net assets..................................   $  9,693,342     $  9,980,322     $ 27,570,577
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  2,296,162     $  2,171,471     $ 13,133,595
    Group 2 Policies....................................      1,091,570        5,881,042       10,206,965
    Group 3 Policies....................................             --          131,570          378,919
    Group 4 Policies....................................      1,039,568        1,796,239        3,851,098
    Net assets retained in the Separate Account by New
      York Life Insurance and Annuity Corporation.......      5,266,042               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $  9,693,342     $  9,980,322     $ 27,570,577
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      10.53     $      11.07     $      19.15
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      10.55     $      11.83     $      14.19
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $         --     $      12.40     $      12.21
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      10.58     $      12.49     $      11.91
                                                           ============     ============     ============
Identified Cost of Investment...........................   $  9,416,286     $  8,636,403     $ 28,451,399
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP                       MAINSTAY VP                                                           MAINSTAY VP
       CAPITAL        MAINSTAY VP         COMMON        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP        HIGH YIELD
    APPRECIATION--        CASH           STOCK--       CONVERTIBLE--    FLOATING RATE--    GOVERNMENT--    CORPORATE BOND--
    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS     INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------
     $234,947,773     $ 33,892,955     $103,174,769     $ 34,309,226     $ 24,918,878      $ 20,101,464      $ 91,809,265
               --          183,057               --               --          122,035                --                --
          (46,646)         (15,409)         (32,257)          15,885           16,977            20,231           (21,903)

          318,739           34,345          134,472           37,305           36,451            23,321           108,970
           41,631            3,405           15,841            2,602            5,968             2,648            12,806
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $234,540,757     $ 34,022,853     $102,992,199     $ 34,285,204     $ 25,015,471      $ 20,095,726      $ 91,665,586
     ============     ============     ============     ============     ============      ============      ============
     $171,702,203     $ 13,393,765     $ 65,299,570     $ 10,736,789     $  1,045,722      $ 10,876,801      $ 51,364,906
       57,246,495       10,937,113       32,780,957       17,963,329          594,123         6,082,056        25,483,400
          287,214        3,214,386          437,267          287,474               --           185,190           557,752
        5,304,845        6,477,589        4,474,405        5,297,612          340,379         2,951,679        14,259,528
               --               --               --               --       23,035,247                --                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $234,540,757     $ 34,022,853     $102,992,199     $ 34,285,204     $ 25,015,471      $ 20,095,726      $ 91,665,586
     ============     ============     ============     ============     ============      ============      ============
     $      21.11     $       1.44     $      28.86     $      19.60     $      10.16      $      17.92      $      24.99
     ============     ============     ============     ============     ============      ============      ============
     $       8.00     $       1.14     $      10.89     $      13.81     $      10.18      $      13.82      $      16.03
     ============     ============     ============     ============     ============      ============      ============
     $      10.21     $       1.07     $      11.03     $      13.09     $         --      $      11.72      $      16.25
     ============     ============     ============     ============     ============      ============      ============
     $      11.46     $       1.05     $      12.62     $      13.21     $      10.21      $      11.50      $      15.50
     ============     ============     ============     ============     ============      ============      ============
     $218,433,831     $ 33,892,401     $104,988,094     $ 30,091,666     $ 24,937,523      $ 20,971,131      $ 88,025,246
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                             INCOME &      INTERNATIONAL      LARGE CAP
                                                             GROWTH--         EQUITY--         GROWTH--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  8,045,243     $ 35,683,594     $ 17,537,003
  Dividends due and accrued.............................             --               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................          1,454         (156,150)          14,516

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................          8,180           40,128           19,562
    Administrative charges..............................            467            4,672              760
                                                           ------------     ------------     ------------
  Total net assets......................................   $  8,038,050     $ 35,482,644     $ 17,531,197
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  1,909,219     $ 19,432,992     $  3,170,059
    Group 2 Policies....................................      4,479,705       10,159,021       12,396,235
    Group 3 Policies....................................         92,079               --          255,363
    Group 4 Policies....................................      1,557,047        5,890,631        1,709,540
                                                           ------------     ------------     ------------
      Total net assets..................................   $  8,038,050     $ 35,482,644     $ 17,531,197
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      10.14     $      20.18     $       6.99
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      10.59     $      12.44     $       9.50
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      12.41     $         --     $       9.48
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      13.14     $      15.16     $      10.74
                                                           ============     ============     ============
Identified Cost of Investment...........................   $  6,932,704     $ 31,372,182     $ 16,596,206
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
       MID CAP          MID CAP          MID CAP          S&P 500         SMALL CAP          TOTAL         MAINSTAY VP
        CORE--          GROWTH--         VALUE--          INDEX--          GROWTH--         RETURN--         VALUE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
     $ 22,695,298     $ 31,819,252     $ 33,951,153     $248,965,960     $ 19,790,405     $ 60,861,384     $ 70,822,317
               --               --               --               --               --               --               --
           21,774           30,126           22,002          (24,131)          25,352          (38,607)          (8,202)

           21,224           27,573           32,236          304,507           16,851           81,307           88,979
            2,136            2,545            3,052           35,632            1,357           10,593           10,982
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 22,693,712     $ 31,819,260     $ 33,937,867     $248,601,690     $ 19,797,549     $ 60,730,877     $ 70,714,154
     ============     ============     ============     ============     ============     ============     ============
     $  9,346,669     $ 11,166,253     $ 13,143,488     $145,878,826     $  5,816,939     $ 43,323,941     $ 45,081,693
        7,370,646       10,810,715       12,092,446       74,782,355        7,580,600       14,629,884       19,019,203
               --               --               --          623,411               --          107,782        1,122,950
        5,976,397        9,842,292        8,701,933       27,317,098        6,400,010        2,669,270        5,490,308
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 22,693,712     $ 31,819,260     $ 33,937,867     $248,601,690     $ 19,797,549     $ 60,730,877     $ 70,714,154
     ============     ============     ============     ============     ============     ============     ============
     $      15.24     $      13.17     $      13.13     $      31.13     $      10.98     $      21.88     $      23.06
     ============     ============     ============     ============     ============     ============     ============
     $      15.48     $      13.76     $      13.24     $      10.24     $      11.32     $      10.73     $      13.82
     ============     ============     ============     ============     ============     ============     ============
     $         --     $         --     $         --     $      11.64     $         --     $      11.59     $      11.95
     ============     ============     ============     ============     ============     ============     ============
     $      16.47     $      15.58     $      13.47     $      12.68     $      13.18     $      12.28     $      12.19
     ============     ============     ============     ============     ============     ============     ============
     $ 20,743,782     $ 24,502,222     $ 30,275,730     $217,777,871     $ 17,165,985     $ 60,993,334     $ 62,013,623
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005

                                                              ALGER             ALGER           AMERICAN
                                                             AMERICAN          AMERICAN        CENTURY VP
                                                            LEVERAGED           SMALL          INFLATION
                                                            ALL CAP--      CAPITALIZATION--   PROTECTION--
                                                          CLASS O SHARES    CLASS O SHARES      CLASS II
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $     75,703      $ 39,188,454     $      6,366
  Dividends due and accrued.............................             --                --               21
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................             --            17,711               --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --            45,543               --
    Administrative charges..............................             --             4,540               --
                                                           ------------      ------------     ------------
      Total net assets..................................   $     75,703      $ 39,156,082     $      6,387
                                                           ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --      $ 19,085,747     $         --
    Group 2 Policies....................................             --        15,527,273               --
    Group 3 Policies....................................         75,703         1,521,656            6,387
    Group 4 Policies....................................             --         3,021,406               --
                                                           ------------      ------------     ------------
      Total net assets..................................   $     75,703      $ 39,156,082     $      6,387
                                                           ============      ============     ============
    Group 1 variable accumulation unit value............   $         --      $      12.29     $         --
                                                           ============      ============     ============
    Group 2 variable accumulation unit value............   $         --      $       9.31     $         --
                                                           ============      ============     ============
    Group 3 variable accumulation unit value............   $      14.76      $      14.75     $      10.55
                                                           ============      ============     ============
    Group 4 variable accumulation unit value............   $         --      $      16.04     $         --
                                                           ============      ============     ============
Identified Cost of Investment...........................   $     69,702      $ 27,385,660     $      6,545
                                                           ============      ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                                     FIDELITY(R)
        AMERICAN           AMERICAN                            DREYFUS IP        DREYFUS VIF       FIDELITY(R)           VIP
       CENTURY VP         CENTURY VP          CALVERT          TECHNOLOGY        DEVELOPING            VIP             EQUITY-
    INTERNATIONAL--        VALUE--             SOCIAL           GROWTH--          LEADERS--      CONTRAFUND(R)--      INCOME--
        CLASS II           CLASS II           BALANCED       INITIAL SHARES    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS
    ------------------------------------------------------------------------------------------------------------------------------
      $    118,948       $    290,496       $  4,470,149      $  8,189,602      $    325,730      $158,545,767      $ 54,969,532
                --                 --                 --                --                --                --                --
                --                 --                635                80                --           145,642            41,271

                --                 --              4,929             7,562                --           189,713            63,496
                --                 --                401               707                --            20,912             6,978
      ------------       ------------       ------------      ------------      ------------      ------------      ------------
      $    118,948       $    290,496       $  4,465,454      $  8,181,413      $    325,730      $158,480,784      $ 54,940,329
      ============       ============       ============      ============      ============      ============      ============
      $         --       $         --       $  1,641,693      $  2,819,068      $         --      $ 87,168,582      $ 28,754,682
                --                 --          2,068,778         2,785,058                --        53,530,298        17,889,698
           118,948            290,496                 --            62,991           325,730         3,082,597           563,528
                --                 --            754,983         2,514,296                --        14,699,307         7,732,421
      ------------       ------------       ------------      ------------      ------------      ------------      ------------
      $    118,948       $    290,496       $  4,465,454      $  8,181,413      $    325,730      $158,480,784      $ 54,940,329
      ============       ============       ============      ============      ============      ============      ============
      $         --       $         --       $      15.84      $       9.06      $         --      $      25.21      $      19.52
      ============       ============       ============      ============      ============      ============      ============
      $         --       $         --       $      11.25      $       9.43      $         --      $      14.81      $      13.52
      ============       ============       ============      ============      ============      ============      ============
      $      15.55       $      15.18       $         --      $      12.00      $      15.02      $      15.50      $      13.19
      ============       ============       ============      ============      ============      ============      ============
      $         --       $         --       $      12.71      $      12.08      $         --      $      15.49      $      13.09
      ============       ============       ============      ============      ============      ============      ============
      $    105,797       $    292,816       $  4,081,573      $  7,380,571      $    315,990      $118,408,459      $ 48,761,479
      ============       ============       ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005


                                                                                             FIDELITY(R)
                                                           FIDELITY(R)      FIDELITY(R)          VIP
                                                               VIP              VIP           INVESTMENT
                                                             GROWTH--       INDEX 500--      GRADE BOND--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $    343,738     $  1,485,699     $    201,620
  Dividends due and accrued.............................             --               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................             --               --               --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --               --               --
    Administrative charges..............................             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $    343,738     $  1,485,699     $    201,620
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --     $         --     $         --
    Group 2 Policies....................................             --               --               --
    Group 3 Policies....................................        343,738        1,485,699          201,620
    Group 4 Policies....................................             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $    343,738     $  1,485,699     $    201,620
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $       9.90     $      11.30     $      11.42
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
Identified Cost of Investment...........................   $    332,289     $  1,391,821     $    198,326
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                            JANUS ASPEN       JANUS ASPEN
                                          JANUS ASPEN         SERIES            SERIES            MFS(R)            MFS(R)
      FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP          WORLDWIDE         INVESTORS            NEW
          VIP               VIP           BALANCED--         GROWTH--          GROWTH--            TRUST           DISCOVERY
       MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $  2,971,926      $  1,359,764      $112,172,932      $    132,345      $102,544,983      $     60,293      $     68,838
               --                --                --                --                --                --                --
               --                --           (21,814)               --            (8,225)               --                --

               --                --           136,698                --           131,687                --                --
               --                --            10,857                --            12,420                --                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  2,971,926      $  1,359,764      $112,003,563      $    132,345      $102,392,651      $     60,293      $     68,838
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $ 43,947,081      $         --      $ 50,766,925      $         --      $         --
               --                --        58,315,238                --        47,111,258                --                --
        2,971,926         1,359,764           393,663           132,345           258,245            60,293            68,838
               --                --         9,347,581                --         4,256,223                --                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  2,971,926      $  1,359,764      $112,003,563      $    132,345      $102,392,651      $     60,293      $     68,838
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $      23.07      $         --      $      16.76      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $      13.08      $         --      $       9.17      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      19.05      $      15.28      $      12.56      $      14.12      $      10.50      $      11.50      $      11.81
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $      12.65      $         --      $      11.26      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $  2,714,373      $  1,112,737      $101,801,030      $    101,686      $117,819,235      $     53,635      $     57,627
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005

                                                                                              NEUBERGER
                                                                                                BERMAN
                                                              MFS(R)           MFS(R)            AMT
                                                             RESEARCH        UTILITIES         MID-CAP
                                                             SERIES--         SERIES--         GROWTH--
                                                          INITIAL CLASS    INITIAL CLASS       CLASS I
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $        117     $     53,626     $     70,959
  Dividends due and accrued.............................             --               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................             --               --               --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --               --               --
    Administrative charges..............................             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $        117     $     53,626     $     70,959
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --     $         --     $         --
    Group 2 Policies....................................             --               --               --
    Group 3 Policies....................................            117           53,626           70,959
    Group 4 Policies....................................             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $        117     $     53,626     $     70,959
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      11.93     $      19.58     $      13.79
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
Identified Cost of Investment...........................   $        116     $     49,029     $     53,980
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                               T. ROWE           T. ROWE
         PIMCO            PIMCO                                                 PRICE             PRICE            VAN ECK
     REAL RETURN--    TOTAL RETURN--        ROYCE             ROYCE            EQUITY           LIMITED-          WORLDWIDE
    ADMINISTRATIVE    ADMINISTRATIVE      MICRO-CAP         SMALL-CAP          INCOME           TERM BOND         ABSOLUTE
     CLASS SHARES      CLASS SHARES       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          RETURN
    --------------------------------------------------------------------------------------------------------------------------
     $      1,550      $      4,633     $    304,361      $    333,464      $ 48,504,469      $    153,536      $         --
               23                92               --                --                --               529                --
               --                --              863               761            44,588                --                --

               --                --               --                --            49,160                --                --
               --                --               --                --             3,824                --                --
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
     $      1,573      $      4,725     $    305,224      $    334,225      $ 48,496,073      $    154,065      $         --
     ============      ============     ============      ============      ============      ============      ============
     $         --      $         --     $     99,454      $    117,625      $ 16,048,589      $         --      $         --
               --                --           91,168            68,818        21,744,038                --                --
            1,573             4,725               --                --           772,418           154,065                --
               --                --          114,602           147,782         9,931,028                --                --
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
     $      1,573      $      4,725     $    305,224      $    334,225      $ 48,496,073      $    154,065      $         --
     ============      ============     ============      ============      ============      ============      ============
     $         --      $         --     $      10.24      $      10.16      $      14.04      $         --      $         --
     ============      ============     ============      ============      ============      ============      ============
     $         --      $         --     $      10.20      $      10.06      $      14.25      $         --      $         --
     ============      ============     ============      ============      ============      ============      ============
     $       9.89      $       9.92     $         --      $         --      $      12.96      $      10.83      $         --
     ============      ============     ============      ============      ============      ============      ============
     $         --      $         --     $      10.20      $      10.18      $      13.04      $         --      $         --
     ============      ============     ============      ============      ============      ============      ============
     $      1,568      $      4,706     $    305,194      $    339,012      $ 44,954,785      $    160,341      $         --
     ============      ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005

                                                                             VAN KAMPEN     VAN KAMPEN      VAN KAMPEN
                                                                            UIF EMERGING   UIF EMERGING      UIF U.S.
                                                              VAN ECK         MARKETS        MARKETS           REAL
                                                             WORLDWIDE         DEBT--        EQUITY--        ESTATE--
                                                            HARD ASSETS       CLASS I        CLASS I          CLASS I
                                                          ---------------------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  1,275,352     $    31,873    $36,552,517     $     47,817
  Dividends due and accrued.............................             --              --             --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................          7,566              --        231,584               --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --              --         39,934               --
    Administrative charges..............................             --              --          4,161               --
                                                           ------------     ------------   ------------    ------------
      Total net assets..................................   $  1,282,918     $    31,873    $36,740,006     $     47,817
                                                           ============     ============   ============    ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $    453,525     $        --    $18,450,188     $         --
    Group 2 Policies....................................        157,897              --     13,511,563               --
    Group 3 Policies....................................        536,254          31,873        107,251           47,817
    Group 4 Policies....................................        135,242              --      4,671,004               --
                                                           ------------     ------------   ------------    ------------
      Total net assets..................................   $  1,282,918     $    31,873    $36,740,006     $     47,817
                                                           ============     ============   ============    ============
    Group 1 variable accumulation unit value............   $      11.35     $        --    $     17.87     $         --
                                                           ============     ============   ============    ============
    Group 2 variable accumulation unit value............   $      10.95     $        --    $     18.42     $         --
                                                           ============     ============   ============    ============
    Group 3 variable accumulation unit value............   $      21.39     $     13.52    $     19.92     $      19.16
                                                           ============     ============   ============    ============
    Group 4 variable accumulation unit value............   $      11.35     $        --    $     20.47     $         --
                                                           ============     ============   ============    ============
Identified Cost of Investment...........................   $  1,143,223     $    29,636    $21,677,358     $     42,296
                                                           ============     ============   ============    ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2005


                                          MAINSTAY VP                                         MAINSTAY VP
                                           BALANCED--       MAINSTAY VP      MAINSTAY VP        CAPITAL        MAINSTAY VP
                                            INITIAL        BASIC VALUE--        BOND--       APPRECIATION--        CASH
                                            CLASS(A)       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                        ------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................   $     77,171      $     92,021     $    890,939     $     10,081     $  1,037,915
 Mortality and expense risk charges....        (28,118)          (39,251)        (129,672)      (1,266,990)        (147,122)
 Administrative charges................         (4,384)           (1,962)         (13,318)        (166,604)         (15,093)
                                          ------------      ------------     ------------     ------------     ------------
     Net investment income (loss)......         44,669            50,808          747,949       (1,423,513)         875,700
                                          ------------      ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....         78,497           756,217        3,213,822       20,106,222       27,198,698
 Cost of investments sold..............        (75,713)         (675,862)      (3,216,000)     (22,860,174)     (27,199,406)
                                          ------------      ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................          2,784            80,355           (2,178)      (2,753,952)            (708)
 Realized gain distribution received...         36,442           102,386               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......        265,491           242,770         (298,989)      20,969,966            1,436
                                          ------------      ------------     ------------     ------------     ------------
     Net gain (loss) on investments....        304,717           425,511         (301,167)      18,216,014              728
                                          ------------      ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................   $    349,386      $    476,319     $    446,782     $ 16,792,501     $    876,428
                                          ============      ============     ============     ============     ============


                                         MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                           MID CAP          MID CAP          MID CAP          S&P 500         SMALL CAP
                                            CORE--          GROWTH--         VALUE--          INDEX--          GROWTH--
                                        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $    117,493     $         --     $    256,782     $  2,900,021     $         --
 Mortality and expense risk charges....       (81,615)        (103,852)        (132,030)      (1,215,580)         (74,800)
 Administrative charges................        (9,001)         (10,190)         (13,075)        (143,684)          (6,739)
                                         ------------     ------------     ------------     ------------     ------------
     Net investment income (loss)......        26,877         (114,042)         111,677        1,540,757          (81,539)
                                         ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     7,924,632        7,126,931        7,701,148       15,746,488        6,615,913
 Cost of investments sold..............    (5,673,288)      (5,631,144)      (6,054,097)     (14,452,012)      (5,864,177)
                                         ------------     ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................     2,251,344        1,495,787        1,647,051        1,294,476          751,736
 Realized gain distribution received...     2,107,123           14,268        1,538,346               --          340,554
 Change in unrealized appreciation
   (depreciation) on investments.......    (1,644,226)       2,596,203       (1,665,693)       7,257,600         (540,131)
                                         ------------     ------------     ------------     ------------     ------------
     Net gain (loss) on investments....     2,714,241        4,106,258        1,519,704        8,552,076          552,159
                                         ------------     ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $  2,741,118     $  3,992,216     $  1,631,381     $ 10,092,833     $    470,620
                                         ============     ============     ============     ============     ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                           MAINSTAY VP
     MAINSTAY VP                        MAINSTAY VP                         HIGH YIELD      MAINSTAY VP      MAINSTAY VP
        COMMON        MAINSTAY VP         FLOATING        MAINSTAY VP       CORPORATE         INCOME &      INTERNATIONAL
       STOCK--       CONVERTIBLE--         RATE--         GOVERNMENT--        BOND--          GROWTH--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS(A)   INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------
     $  1,013,691     $    515,537      $    680,146      $    638,665     $  5,386,166     $     91,549     $    572,132
         (538,939)        (148,180)          (85,187)          (96,360)        (430,213)         (32,800)        (141,591)
          (63,838)         (10,578)          (14,029)          (11,118)         (50,686)          (1,878)         (16,698)
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
          410,914          356,779           580,930           531,187        4,905,267           56,871          413,843
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
        7,884,089        2,985,456           338,751         2,953,196       10,286,774          692,511        1,102,608
      (10,751,952)      (3,196,020)         (340,000)       (2,938,441)     (11,021,592)        (634,625)        (782,720)
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
       (2,867,863)        (210,564)           (1,249)           14,755         (734,818)          57,886          319,888
        1,216,990               --                --                --               --               --        1,416,285
        8,065,442        1,800,759           (18,644)         (176,880)      (2,041,994)         217,968          180,560
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
        6,414,569        1,590,195           (19,893)         (162,125)      (2,776,812)         275,854        1,916,733
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
     $  6,825,483     $  1,946,974      $    561,037      $    369,062     $  2,128,455     $    332,725     $  2,330,576
     ============     ============      ============      ============     ============     ============     ============


      MAINSTAY VP
       LARGE CAP
        GROWTH--
     INITIAL CLASS
     --------------
      $        606
           (76,447)
            (3,075)
      ------------
           (78,916)
      ------------
         2,236,542
        (2,629,464)
      ------------
          (392,922)
                --
         1,079,428
      ------------
           686,506
      ------------
      $    607,590
      ============

                                          ALGER
                                         AMERICAN           ALGER            AMERICAN
     MAINSTAY VP                        LEVERAGED          AMERICAN         CENTURY VP        AMERICAN          AMERICAN
        TOTAL         MAINSTAY VP       ALL CAP--           SMALL           INFLATION        CENTURY VP        CENTURY VP
       RETURN--         VALUE--          CLASS O       CAPITALIZATION--    PROTECTION--    INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS        SHARES        CLASS O SHARES       CLASS II         CLASS II          CLASS II
    -----------------------------------------------------------------------------------------------------------------------
     $    913,017     $    835,008     $         --      $         --      $        142     $        577      $      6,970
         (326,442)        (357,424)              --          (169,620)               --               --                --
          (42,804)         (44,366)              --           (16,938)               --               --                --
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
          543,771          433,218               --          (186,558)              142              577             6,970
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
        5,090,393        6,531,288          361,375         5,601,363             1,723          361,658           721,439
       (4,661,353)      (5,821,738)        (349,594)       (4,457,714)           (1,716)        (349,613)         (752,482)
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
          429,040          709,550           11,781         1,143,649                 7           12,045           (31,043)
               --               --               --                --                --               --            97,719
        2,400,126        2,569,699            1,581         4,228,256              (188)           7,247           (86,192)
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
        2,829,166        3,279,249           13,362         5,371,905              (181)          19,292           (19,516)
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
        3,372,937
     $                $  3,712,467     $     13,362      $  5,185,347      $        (39)    $     19,869      $    (12,546)
     ============     ============     ============      ============      ============     ============      ============


     CALVERT SOCIAL
        BALANCED
     --------------
      $     78,833
           (19,299)
            (1,557)
      ------------
            57,977
      ------------
           330,323
          (337,442)
      ------------
            (7,119)
                --
           162,032
      ------------
           154,913
      ------------
      $    212,890
      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2005


                                          DREYFUS IP      DREYFUS VIF                       FIDELITY(R) VIP
                                          TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP
                                           GROWTH--        LEADERS--      CONTRAFUND(R)--      INCOME--          GROWTH--
                                        INITIAL SHARES   INITIAL SHARES    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        -------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $         --     $         --     $    368,220      $    784,854      $      1,569
 Mortality and expense risk charges....       (29,025)              --         (693,258)         (247,859)               --
 Administrative charges................        (2,820)              --          (76,881)          (27,325)               --
                                         ------------     ------------     ------------      ------------      ------------
     Net investment income (loss)......       (31,845)              --         (401,919)          509,670             1,569
                                         ------------     ------------     ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     1,991,417          368,951        4,654,831         3,263,006           493,020
 Cost of investments sold..............    (1,930,791)        (304,067)      (4,284,057)       (3,241,791)         (436,220)
                                         ------------     ------------     ------------      ------------      ------------
     Net realized gain (loss) on
       investments.....................        60,626           64,884          370,774            21,215            56,800
 Realized gain distribution received...            --               --           23,014         1,724,741                --
 Change in unrealized appreciation
   (depreciation) on investments.......       258,273          (40,629)      21,403,690           542,561           (32,635)
                                         ------------     ------------     ------------      ------------      ------------
     Net gain (loss) on investments....       318,899           24,255       21,797,478         2,288,517            24,165
                                         ------------     ------------     ------------      ------------      ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $    287,054     $     24,255     $ 21,395,559      $  2,798,187      $     25,734
                                         ============     ============     ============      ============      ============

                                                                                                              NEUBERGER
                                            MFS(R)         MFS(R) NEW         MFS(R)           MFS(R)         BERMAN AMT
                                          INVESTORS        DISCOVERY         RESEARCH        UTILITIES         MID-CAP
                                        TRUST SERIES--      SERIES--         SERIES--         SERIES--         GROWTH--
                                        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS       CLASS I
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $        318     $         --     $          1     $        113     $         --
 Mortality and expense risk charges....            --               --               --               --               --
 Administrative charges................            --               --               --               --               --
                                         ------------     ------------     ------------     ------------     ------------
     Net investment income (loss)......           318               --                1              113               --
                                         ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....         3,816            1,375            1,271           16,034           27,648
 Cost of investments sold..............        (3,573)          (1,255)          (1,263)         (12,131)         (20,361)
                                         ------------     ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................           243              120                8            3,903            7,287
 Realized gain distribution received...            --               --               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......         3,585            3,231               (3)           1,188            2,717
                                         ------------     ------------     ------------     ------------     ------------
     Net gain (loss) on investments....         3,828            3,351                5            5,091           10,004
                                         ------------     ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $      4,146     $      3,351     $          6     $      5,204     $     10,004
                                         ============     ============     ============     ============     ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                              JANUS ASPEN      JANUS ASPEN
                      FIDELITY(R) VIP                                        JANUS ASPEN         SERIES           SERIES
                        INVESTMENT                                              SERIES          MID CAP         WORLDWIDE
    FIDELITY(R) VIP        GRADE        FIDELITY(R) VIP   FIDELITY(R) VIP     BALANCED--        GROWTH--         GROWTH--
      INDEX 500--         BOND--           MID CAP--        OVERSEAS--      INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES           SHARES           SHARES
    ------------------------------------------------------------------------------------------------------------------------
     $     15,357      $      1,053      $         --      $      3,714      $  2,459,816     $         --     $  1,372,693
               --                --                --                --          (533,984)              --         (524,382)
               --                --                --                --           (43,044)              --          (50,044)
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
           15,357             1,053                --             3,714         1,882,788               --          798,267
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
           42,141             7,053         1,583,371            15,871         7,533,053            4,330        8,845,616
          (39,602)           (7,384)       (1,338,293)          (13,211)       (7,779,727)          (3,644)     (14,867,043)
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
            2,539              (331)          245,078             2,660          (246,674)             686       (6,021,427)
               --               636            30,105             2,907                --               --               --
           31,337             3,070            23,478           192,153         6,082,531           13,759       10,329,601
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
           33,876             3,375           298,661           197,720         5,835,857           14,445        4,308,174
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
     $     49,233      $      4,428      $    298,661      $    201,434      $  7,718,645     $     14,445     $  5,106,441
     ============      ============      ============      ============      ============     ============     ============

                                                                                              T. ROWE
         PIMCO             PIMCO                                             T. ROWE           PRICE           VAN ECK
     REAL RETURN--    TOTAL RETURN--        ROYCE            ROYCE         PRICE EQUITY       LIMITED-        WORLDWIDE
    ADMINISTRATIVE    ADMINISTRATIVE      MICRO-CAP        SMALL-CAP          INCOME         TERM BOND         ABSOLUTE
    CLASS SHARES(B)   CLASS SHARES(B)    PORTFOLIO(C)     PORTFOLIO(C)      PORTFOLIO        PORTFOLIO          RETURN
    ----------------------------------------------------------------------------------------------------------------------
     $         19      $         66      $        559     $         --     $    690,108     $      5,471     $         --
               --                --                --               --         (181,714)              --               --
               --                --                --               --          (13,607)              --               --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
               19                66               559               --          494,787            5,471               --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
            2,072             6,218             4,072            9,912        1,519,544           12,285               --
           (2,108)           (6,331)           (4,123)          (9,973)      (1,289,858)         (12,811)              --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
              (36)             (113)              (51)             (61)         229,686             (526)              --
               17                73             1,689            2,265        2,194,639               --               --
              (18)              (72)             (833)          (5,548)      (1,313,504)          (2,297)              --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
              (37)             (112)              805           (3,344)       1,110,821           (2,823)              --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
     $        (18)     $        (46)     $      1,364     $     (3,344)    $  1,605,608     $      2,648     $         --
     ============      ============      ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2005

                                                           VAN KAMPEN       VAN KAMPEN
                                                          UIF EMERGING     UIF EMERGING      VAN KAMPEN
                                           VAN ECK          MARKETS          MARKETS       UIF U.S. REAL
                                          WORLDWIDE          DEBT--          EQUITY--         ESTATE--
                                         HARD ASSETS        CLASS I          CLASS I          CLASS I
                                        -----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $        127     $      2,050     $    106,910     $        241
 Mortality and expense risk charges....            --               --         (138,241)              --
 Administrative charges................            --               --          (14,530)              --
                                         ------------     ------------     ------------     ------------
     Net investment income (loss)......           127            2,050          (45,861)             241
                                         ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....         9,084              811        3,010,667            2,054
 Cost of investments sold..............        (6,501)            (754)      (1,805,258)          (1,625)
                                         ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................         2,583               57        1,205,409              429
 Realized gain distribution received...            --              436               --              532
 Change in unrealized appreciation
   (depreciation) on investments.......       129,029              583        7,299,536            3,431
                                         ------------     ------------     ------------     ------------
     Net gain (loss) on investments....       131,612            1,076        8,504,945            4,392
                                         ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $    131,739     $      3,126     $  8,459,084     $      4,633
                                         ============     ============     ============     ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005
and December 31, 2004


                                                   MAINSTAY VP             MAINSTAY VP                   MAINSTAY VP
                                                    BALANCED--            BASIC VALUE--                    BOND--
                                                  INITIAL CLASS           INITIAL CLASS                 INITIAL CLASS
                                                  --------------   ---------------------------   ---------------------------
                                                     2005(C)           2005           2004           2005           2004
                                                  --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................   $     44,669    $     50,808   $     44,544   $    747,949   $    802,940
   Net realized gain (loss) on investments......          2,784          80,355         (6,658)        (2,178)       213,787
   Realized gain distribution received..........         36,442         102,386             --             --        285,018
   Change in unrealized appreciation
     (depreciation) on investments..............        265,491         242,770        758,460       (298,989)      (404,575)
                                                   ------------    ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        349,386         476,319        796,346        446,782        897,170
                                                   ------------    ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        483,546       1,819,463      2,045,201      4,634,158      5,127,834
   Cost of insurance............................       (121,543)       (577,884)      (514,364)    (1,858,879)    (1,974,337)
   Policyowners' surrenders.....................        (70,852)       (266,605)      (450,669)    (1,764,259)    (1,004,054)
   Net transfers from (to) Fixed Account........        454,599         (60,739)       252,303       (219,686)      (207,113)
   Transfers between Investment Divisions.......      3,598,325          91,424        634,561       (167,405)    (1,010,591)
   Policyowners' death benefits.................             --          (4,832)        (3,633)       (90,864)       (64,714)
   Contribution (withdrawal) of seed money by
     New York Life Insurance and Annuity
     Corporation................................      5,000,000              --             --             --             --
                                                   ------------    ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........      9,344,075       1,000,827      1,963,399        533,065        867,025
                                                   ------------    ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           (119)            109           (368)          (483)        (1,273)
                                                   ------------    ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........      9,693,342       1,477,255      2,759,377        979,364      1,762,922
NET ASSETS:
   Beginning of year............................             --       8,503,067      5,743,690     26,591,213     24,828,291
                                                   ------------    ------------   ------------   ------------   ------------
   End of year..................................   $  9,693,342    $  9,980,322   $  8,503,067   $ 27,570,577   $ 26,591,213
                                                   ============    ============   ============   ============   ============

                                                                                                          MAINSTAY VP
                                                    MAINSTAY VP             MAINSTAY VP                   HIGH YIELD
                                                  FLOATING RATE--          GOVERNMENT--                CORPORATE BOND--
                                                   INITIAL CLASS           INITIAL CLASS                 INITIAL CLASS
                                                  ---------------   ---------------------------   ---------------------------
                                                      2005(C)           2005           2004           2005           2004
                                                  ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................   $    580,930     $    531,187   $    721,289   $  4,905,267   $  5,398,699
   Net realized gain (loss) on investments......         (1,249)          14,755         81,800       (734,818)    (1,281,402)
   Realized gain distribution received..........             --               --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............        (18,644)        (176,880)      (267,240)    (2,041,994)     4,821,822
                                                   ------------     ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        561,037          369,062        535,849      2,128,455      8,939,119
                                                   ------------     ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        107,620        3,207,056      3,651,326     14,240,088     12,592,811
   Cost of insurance............................        (42,749)      (1,308,582)    (1,373,413)    (6,325,100)    (5,697,631)
   Policyowners' surrenders.....................         (1,898)        (875,808)      (605,886)    (3,820,398)    (3,258,825)
   Net transfers from (to) Fixed Account........        195,542         (403,702)      (193,775)      (625,145)       955,831
   Transfers between Investment Divisions.......      1,696,541         (826,108)    (1,703,216)    (1,475,105)     4,329,684
   Policyowners' death benefits.................             --         (158,301)       (36,975)      (173,946)       (63,720)
   Contribution (withdrawal) of seed money by
     New York Life Insurance and Annuity
     Corporation................................     22,500,000               --             --             --             --
                                                   ------------     ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     24,455,056         (365,445)      (261,939)     1,820,394      8,858,150
                                                   ------------     ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           (622)            (450)          (742)          (961)       (12,224)
                                                   ------------     ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     25,015,471            3,167        273,168      3,947,888     17,785,045
NET ASSETS:
   Beginning of year............................             --       20,092,559     19,819,391     87,717,698     69,932,653
                                                   ------------     ------------   ------------   ------------   ------------
   End of year..................................   $ 25,015,471     $ 20,095,726   $ 20,092,559   $ 91,665,586   $ 87,717,698
                                                   ============     ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.
(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


            MAINSTAY VP                                                 MAINSTAY VP                   MAINSTAY VP
      CAPITAL APPRECIATION--              MAINSTAY VP                 COMMON STOCK--                 CONVERTIBLE--
           INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $ (1,423,513)  $   (855,408)  $    875,700   $    119,396   $    410,914   $    769,063   $    356,779   $    458,226
      (2,753,952)    (1,631,629)          (708)          (999)    (2,867,863)    (2,041,692)      (210,564)      (214,881)
              --             --             --             --      1,216,990             --             --             --
      20,969,966     10,280,633          1,436             31      8,065,442     10,488,760      1,800,759      1,429,485
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      16,792,501      7,793,596        876,428        118,428      6,825,483      9,216,131      1,946,974      1,672,830
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      40,808,867     46,644,779     11,045,174     12,448,927     15,838,557     17,681,267      5,864,157      6,111,081
     (19,144,975)   (20,152,929)    (3,325,799)    (3,285,963)    (7,114,287)    (7,183,174)    (2,161,084)    (2,095,304)
     (11,880,043)   (10,585,251)    (2,456,178)    (1,992,243)    (4,654,107)    (3,766,871)    (1,576,266)    (1,107,111)
      (5,680,321)    (3,567,421)    (2,121,110)       689,583     (2,050,547)    (1,381,493)      (479,237)       555,928
     (17,128,117)    (8,271,223)    (3,214,828)    (9,316,568)    (5,392,163)    (2,389,848)    (1,247,829)       800,283
        (752,638)      (349,129)       (24,364)       (10,267)      (142,973)      (114,695)       (44,406)       (34,581)
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (13,777,227)     3,718,826        (97,105)    (1,466,531)    (3,515,520)     2,845,186        355,335      4,230,296
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           6,386         (1,813)          (914)          (305)         2,681         (6,932)          (665)        (1,813)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,021,660     11,510,609        778,409     (1,348,408)     3,312,644     12,054,385      2,301,644      5,901,313
     231,519,097    220,008,488     33,244,444     34,592,852     99,679,555     87,625,170     31,983,560     26,082,247
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $234,540,757   $231,519,097   $ 34,022,853   $ 33,244,444   $102,992,199   $ 99,679,555   $ 34,285,204   $ 31,983,560
    ============   ============   ============   ============   ============   ============   ============   ============


            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
         INCOME & GROWTH--          INTERNATIONAL EQUITY--          LARGE CAP GROWTH--              MID CAP CORE--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $     56,871   $     85,421   $    413,843   $     96,794   $    (78,916)  $    (44,003)  $     26,877   $      5,797
          57,886         48,808        319,888        199,267       (392,922)      (844,491)     2,251,344         67,462
              --             --      1,416,285             --             --             --      2,107,123        375,345
                        569,274        180,560      2,736,944      1,079,428        427,820     (1,644,226)     2,456,410
         217,968
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         332,725        703,503      2,330,576      3,033,005        607,590       (460,674)     2,741,118      2,905,014
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,572,186      1,592,857      5,548,108      3,400,705      3,716,442      4,522,456      4,416,197      2,173,307
        (487,867)      (422,449)    (1,877,198)    (1,204,447)    (1,155,862)    (1,268,177)    (1,179,467)      (555,027)
        (374,012)      (217,097)    (1,092,966)      (669,575)      (816,778)      (638,464)      (897,013)      (262,561)
         (83,031)       117,966        317,083        550,325       (285,745)       (29,134)        (2,294)       718,288
         180,898        (72,193)     7,735,554      5,042,319     (1,660,848)    (1,315,925)     6,133,379      3,978,733
         (14,578)       (18,916)       (47,426)       (20,643)       (14,918)        (5,285)       (23,890)          (343)
                             --             --             --             --             --     (6,789,924)            --
              --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         793,596        980,168     10,583,155      7,098,684       (217,709)     1,265,471      1,656,988)     6,052,397
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             293           (442)           (51)        (3,116)           980            631           (241)        (2,807)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,126,614      1,683,229     12,913,680     10,128,573        390,861        805,428      4,397,865      8,954,604
       6,911,436      5,228,207     22,568,964     12,440,391     17,140,336     16,334,908     18,295,847      9,341,243
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  8,038,050   $  6,911,436   $ 35,482,644   $ 22,568,964   $ 17,531,197   $ 17,140,336   $ 22,693,712   $ 18,295,847
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005
and December 31, 2004

                                                          MAINSTAY VP                   MAINSTAY VP
                                                       MID CAP GROWTH--               MID CAP VALUE--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2005           2004           2005           2004
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $   (114,042)  $    (87,559)  $    111,677   $    104,901
   Net realized gain (loss) on investments......     1,495,787         36,921      1,647,051        112,372
   Realized gain distribution received..........        14,268             --      1,538,346        247,151
   Change in unrealized appreciation
     (depreciation) on investments..............     2,596,203      3,951,062     (1,665,693)     3,322,803
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     3,992,216      3,900,424      1,631,381      3,787,227
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     6,282,841      4,063,369      6,688,795      4,146,731
   Cost of insurance............................    (1,901,127)    (1,102,918)    (1,990,887)    (1,211,398)
   Policyowners' surrenders.....................    (1,013,183)      (354,903)      (999,021)      (661,285)
   Net transfers from (to) Fixed Account........       490,384        810,548        208,221      1,114,598
   Transfers between Investment Divisions.......     6,487,698      3,679,932      5,874,289      4,595,172
   Policyowners' death benefits.................       (38,954)       (19,783)       (32,839)       (21,689)
   Contribution (withdrawal) of seed money by
     New York Life Insurance and Annuity
     Corporation................................    (5,736,564)            --     (6,352,999)            --
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     4,571,095      7,076,245      3,395,559      7,962,129
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           (51)        (2,671)         1,161         (3,696)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     8,563,260     10,973,998      5,028,101     11,745,660
NET ASSETS:
   Beginning of year............................    23,256,000     12,282,002     28,909,766     17,164,106
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 31,819,260   $ 23,256,000   $ 33,937,867   $ 28,909,766
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                        S&P 500 INDEX--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $  1,540,757   $  2,240,042
   Net realized gain (loss) on investments......     1,294,476        290,259
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     7,257,600     18,283,970
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................    10,092,833     20,814,271
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    42,908,972     45,156,365
   Cost of insurance............................   (17,378,685)   (16,947,572)
   Policyowners' surrenders.....................   (12,782,137)   (10,010,034)
   Net transfers from (to) Fixed Account........    (3,379,019)     1,030,365
   Transfers between Investment Divisions.......    (5,641,683)    (1,889,824)
   Policyowners' death benefits.................      (277,635)      (457,667)
   Contribution (withdrawal) of seed money by
     New York Life Insurance and Annuity
     Corporation................................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........     3,449,813     16,881,633
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...         8,662        (13,681)
                                                  ------------   ------------
       Increase (decrease) in net assets........    13,551,308     37,682,223
NET ASSETS:
   Beginning of year............................   235,050,382    197,368,159
                                                  ------------   ------------
   End of year..................................  $248,601,690   $235,050,382
                                                  ============   ============

                                                        ALGER AMERICAN              AMERICAN CENTURY VP
                                                    SMALL CAPITALIZATION--        INFLATION PROTECTION--
                                                        CLASS O SHARES                   CLASS II
                                                  ---------------------------   ---------------------------
                                                      2005           2004           2005         2004(B)
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $   (186,558)  $   (159,316)  $        142   $        239
   Net realized gain (loss) on investments......     1,143,649        636,171              7             52
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     4,228,256      3,824,409           (188)             9
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     5,185,347      4,301,264            (39)           300
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     5,696,782      6,086,408         (1,079)         2,172
   Cost of insurance............................    (2,247,483)    (2,055,338)         1,088         (2,392)
   Policyowners' surrenders.....................    (1,852,059)    (1,398,406)            --             --
   Net transfers from (to) Fixed Account........       (15,204)      (223,624)            --             --
   Transfers between Investment Divisions.......        89,174       (137,788)         5,711            626
   Policyowners' death benefits.................        (9,966)       (43,360)            --             --
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     1,661,244      2,227,892          5,720            406
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (1,711)        (5,014)            --             --
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     6,844,880      6,524,142          5,681            706
NET ASSETS:
   Beginning of year............................    32,311,202     25,787,060            706             --
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 39,156,082   $ 32,311,202   $      6,387   $        706
                                                  ============   ============   ============   ============


                                                      AMERICAN CENTURY VP
                                                        INTERNATIONAL--
                                                           CLASS II
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $        577   $      1,432
   Net realized gain (loss) on investments......        12,045         15,301
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............         7,247           (750)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        19,869         15,983
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        12,741          3,290
   Cost of insurance............................        (5,602)        (2,990)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........       354,089          2,961
   Transfers between Investment Divisions.......      (315,506)      (173,661)
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........        45,722       (170,400)
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........        65,591       (154,417)
NET ASSETS:
   Beginning of year............................        53,357        207,774
                                                  ------------   ------------
   End of year..................................  $    118,948   $     53,357
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.
(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                    ALGER AMERICAN
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                    LEVERAGED
        SMALL CAP GROWTH--              TOTAL RETURN--                    VALUE--                      ALL CAP--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                CLASS O SHARES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $    (81,539)  $    (87,816)  $    543,771   $    639,198   $    433,218   $    366,761   $         --   $         --
         751,736         92,982        429,040        239,029        709,550        166,039         11,781          8,552
         340,554             --             --             --             --             --             --             --
        (540,131)     1,688,097      2,400,126      2,322,792      2,569,699      5,813,929          1,581          1,648
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         470,620      1,693,263      3,372,937      3,201,019      3,712,467      6,346,729         13,362         10,200
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,038,270      4,114,185      9,477,625     10,290,394     10,962,333     11,917,828          4,147         16,171
      (1,373,190)    (1,048,642)    (4,795,095)    (4,887,051)    (4,896,380)    (4,825,509)        (3,106)        (4,788)
        (571,035)      (415,259)    (2,883,594)    (2,894,346)    (3,546,615)    (2,498,054)            --             --
         139,358        597,398       (892,678)      (130,883)      (965,333)      (345,486)       354,076             --
         699,234      1,934,204     (3,056,101)      (967,312)    (1,987,322)      (516,866)      (356,469)         3,637
         (14,280)       (25,207)      (123,829)      (112,176)      (167,704)      (117,203)            --             --
      (5,081,248)            --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,162,891)     5,156,679     (2,273,672)     1,298,626       (601,021)     3,614,710         (1,352)        15,020
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           2,162         (1,335)           490         (3,148)         1,297         (4,927)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (690,109)     6,848,607      1,099,755      4,496,497      3,112,743      9,956,512         12,010         25,220
      20,487,658     13,639,051     59,631,122     55,134,625     67,601,411     57,644,899         63,693         38,473
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 19,797,549   $ 20,487,658   $ 60,730,877   $ 59,631,122   $ 70,714,154   $ 67,601,411   $     75,703   $     63,693
    ============   ============   ============   ============   ============   ============   ============   ============

             AMERICAN
            CENTURY VP                                                  DREYFUS IP                    DREYFUS VIF
              VALUE--                       CALVERT                 TECHNOLOGY GROWTH--          DEVELOPING LEADERS--
             CLASS II                   SOCIAL BALANCED               INITIAL SHARES                INITIAL SHARES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $      6,970   $      1,607   $     57,977   $     45,397   $    (31,845)  $    (26,835)  $         --   $        449
         (31,043)         1,974         (7,119)       (37,274)        60,626        209,871         64,884          1,983
          97,719          1,475             --             --             --             --             --             --
         (86,192)        57,602        162,032        263,610        258,273        (47,810)       (40,629)        18,578
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (12,546)        62,658        212,890        271,733        287,054        135,226         24,255         21,010
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           9,724        115,320        836,288        762,425      2,210,358      1,939,022         25,958         47,343
         (16,350)       (11,550)      (296,970)      (278,546)      (738,427)      (574,276)        (8,664)        (7,049)
              --             --       (212,851)      (142,537)      (216,159)      (155,762)            --             --
              --             62         29,529         71,691        434,623        316,414        354,174         14,212
        (663,565)       618,196        (17,616)       (26,639)    (1,021,160)     1,373,719       (349,391)        68,609
              --             --        (16,470)        (1,378)        (6,097)       (10,370)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (670,191)       722,028        321,910        385,016        663,138      2,888,747         22,077        123,115
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             (9)          (223)           464            (95)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (682,737)       784,686        534,791        656,526        950,656      3,023,878         46,332        144,125
         973,233        188,547      3,930,663      3,274,137      7,230,757      4,206,879        279,398        135,273
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    290,496   $    973,233   $  4,465,454   $  3,930,663   $  8,181,413   $  7,230,757   $    325,730   $    279,398
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005
and December 31, 2004

                                                        FIDELITY(R) VIP              FIDELITY(R) VIP
                                                        CONTRAFUND(R)--              EQUITY-INCOME--
                                                         INITIAL CLASS                INITIAL CLASS
                                                  ---------------------------   -------------------------
                                                      2005           2004          2005          2004
                                                  -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $   (401,919)  $   (287,163)  $   509,670   $   350,716
   Net realized gain (loss) on investments......       370,774       (305,420)       21,215        73,695
   Realized gain distribution received..........        23,014             --     1,724,741       140,913
   Change in unrealized appreciation
     (depreciation) on investments..............    21,403,690     15,619,330       542,561     4,051,882
                                                  ------------   ------------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from operations................    21,395,559     15,026,747     2,798,187     4,617,206
                                                  ------------   ------------   -----------   -----------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    22,641,007     20,397,002     9,296,572     8,744,418
   Cost of insurance............................    (8,749,572)    (7,521,078)   (3,411,082)   (3,064,920)
   Policyowners' surrenders.....................    (6,041,079)    (4,185,074)   (2,283,427)   (1,506,291)
   Net transfers from (to) Fixed Account........    (1,451,177)      (568,790)     (364,648)      910,567
   Transfers between Investment Divisions.......    10,543,787      4,381,238       478,756     1,691,989
   Policyowners' death benefits.................      (150,474)      (111,298)     (100,685)      (20,837)
                                                  ------------   ------------   -----------   -----------
     Net contributions and (withdrawals)........    16,792,492     12,392,000     3,615,486     6,754,926
                                                  ------------   ------------   -----------   -----------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (9,869)       (14,960)        1,175        (2,939)
                                                  ------------   ------------   -----------   -----------
       Increase (decrease) in net assets........    38,178,182     27,403,787     6,414,848    11,369,193
NET ASSETS:
   Beginning of year............................   120,302,602     92,898,815    48,525,481    37,156,288
                                                  ------------   ------------   -----------   -----------
   End of year..................................  $158,480,784   $120,302,602   $54,940,329   $48,525,481
                                                  ============   ============   ===========   ===========


                                                        FIDELITY(R) VIP
                                                           GROWTH--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $      1,569   $        672
   Net realized gain (loss) on investments......        56,800            659
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       (32,635)         9,884
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        25,734         11,215
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........         2,860         44,953
   Cost of insurance............................        (6,147)        (5,036)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........       470,142             --
   Transfers between Investment Divisions.......      (465,325)         7,834
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........         1,530         47,751
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........        27,264         58,966
NET ASSETS:
   Beginning of year............................       316,474        257,508
                                                  ------------   ------------
   End of year..................................  $    343,738   $    316,474
                                                  ============   ============

                                                      JANUS ASPEN SERIES           JANUS ASPEN SERIES
                                                          BALANCED--                MID CAP GROWTH--
                                                     INSTITUTIONAL SHARES         INSTITUTIONAL SHARES
                                                  ---------------------------   -------------------------
                                                      2005           2004          2005          2004
                                                  -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $  1,882,788   $  1,722,947   $        --   $        --
   Net realized gain (loss) on investments......      (246,674)      (553,785)          686         1,386
   Realized gain distribution received..........            --             --            --            --
   Change in unrealized appreciation
     (depreciation) on investments..............     6,082,531      6,474,058        13,759        14,278
                                                  ------------   ------------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from operations................     7,718,645      7,643,220        14,445        15,664
                                                  ------------   ------------   -----------   -----------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    18,974,336     21,504,020         6,603       180,694
   Cost of insurance............................    (7,320,750)    (7,383,831)       (4,348)       (3,677)
   Policyowners' surrenders.....................    (4,648,885)    (4,398,848)           --            --
   Net transfers from (to) Fixed Account........    (1,746,653)    (1,209,772)           --        54,382
   Transfers between Investment Divisions.......    (5,881,511)    (5,687,509)        1,936      (160,597)
   Policyowners' death benefits.................      (249,014)      (118,601)           --            --
                                                  ------------   ------------   -----------   -----------
     Net contributions and (withdrawals)........      (872,477)     2,705,459         4,191        70,802
                                                  ------------   ------------   -----------   -----------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (1,596)        (7,255)           --            --
                                                  ------------   ------------   -----------   -----------
       Increase (decrease) in net assets........     6,844,572     10,341,424        18,636        86,466
NET ASSETS:
   Beginning of year............................   105,158,991     94,817,567       113,709        27,243
                                                  ------------   ------------   -----------   -----------
   End of year..................................  $112,003,563   $105,158,991   $   132,345   $   113,709
                                                  ============   ============   ===========   ===========


                                                      JANUS ASPEN SERIES
                                                      WORLDWIDE GROWTH--
                                                     INSTITUTIONAL SHARES
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    798,267   $    424,267
   Net realized gain (loss) on investments......    (6,021,427)    (4,269,474)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............    10,329,601      7,910,065
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     5,106,441      4,064,858
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    18,997,332     21,773,467
   Cost of insurance............................    (6,993,591)    (7,430,235)
   Policyowners' surrenders.....................    (5,355,473)    (4,231,514)
   Net transfers from (to) Fixed Account........    (1,991,447)    (1,683,720)
   Transfers between Investment Divisions.......    (8,434,892)    (5,572,441)
   Policyowners' death benefits.................      (145,184)      (143,802)
                                                  ------------   ------------
     Net contributions and (withdrawals)........    (3,923,255)     2,711,755
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...         2,998         (9,480)
                                                  ------------   ------------
       Increase (decrease) in net assets........     1,186,184      6,767,133
NET ASSETS:
   Beginning of year............................   101,206,467     94,439,334
                                                  ------------   ------------
   End of year..................................  $102,392,651   $101,206,467
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.
(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


          FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
            INDEX 500--             INVESTMENT GRADE BOND--              MID CAP--                    OVERSEAS--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $     15,357   $     16,073   $      1,053   $      3,713   $         --   $         --   $      3,714   $      3,662
           2,539         51,966           (331)        (1,179)       245,078        154,805          2,660         96,530
              --             --            636          2,671         30,105             --          2,907             --
          31,337         (7,289)         3,070         (2,073)        23,478        100,356        192,153        (34,909)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          49,233         60,750          4,428          3,132        298,661        255,161        201,434         65,283
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          30,218        232,110          1,000          4,507         69,725        354,162         48,109        156,646
         (24,475)       (26,535)        (2,058)        (2,216)       (93,253)       (73,111)       (17,843)       (13,168)
              --             --             --             --             --       (220,985)            --             --
           1,426         27,753          3,873        (66,393)        15,035         12,342          1,469          1,000
         522,866           (990)       166,232             --        881,520        840,682        601,241       (193,168)
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         530,035        232,338        169,047        (64,102)       873,027        913,090        632,976        (48,690)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         579,268        293,088        173,475        (60,970)     1,171,688      1,168,251        834,410         16,593
         906,431        613,343         28,145         89,115      1,800,238        631,987        525,354        508,761
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  1,485,699   $    906,431   $    201,620   $     28,145   $  2,971,926   $  1,800,238   $  1,359,764   $    525,354
    ============   ============   ============   ============   ============   ============   ============   ============


              MFS(R)                        MFS(R)                        MFS(R)                        MFS(R)
     INVESTORS TRUST SERIES--       NEW DISCOVERY SERIES--           RESEARCH SERIES--            UTILITIES SERIES--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005         2004(A)          2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $        318   $        338   $         --   $         --   $          1   $         --   $        113   $         68
             243           (120)           120             19              8             23          3,903            485
              --             --             --             --             --             --             --             --
           3,585          5,766          3,231          6,871             (3)             3          1,188          2,634
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           4,146          5,984          3,351          6,890              6             26          5,204          3,187
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           1,174            980          2,739         33,469            882            735          2,799            599
          (3,254)        (2,991)        (1,375)          (655)          (851)          (681)        (2,854)        (1,656)
              --             --             --             --             --             --             --             --
              --             --          1,959             --             --             --          1,426             --
              --             --             --            659             --             --         28,415         11,947
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (2,080)        (2,011)         3,323         33,473             31             54         29,786         10,890
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           2,066          3,973          6,674         40,363             37             80         34,990         14,077
          58,227         54,254         62,164         21,801             80             --         18,636          4,559
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $     60,293   $     58,227   $     68,838   $     62,164   $        117   $         80   $     53,626   $     18,636
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005
and December 31, 2004

                                                                                    PIMCO            PIMCO
                                                       NEUBERGER BERMAN         REAL RETURN--    TOTAL RETURN--      ROYCE
                                                     AMT MID-CAP GROWTH--       ADMINISTRATIVE   ADMINISTRATIVE    MICRO-CAP
                                                            CLASS I              CLASS SHARES     CLASS SHARES     PORTFOLIO
                                                  ---------------------------   --------------   --------------   ------------
                                                      2005           2004          2005(D)          2005(D)         2005(E)
                                                  ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $         --   $         --    $         19     $         66    $        559
   Net realized gain (loss) on investments......         7,287            650             (36)            (113)            (51)
   Realized gain distribution received..........            --             --              17               73           1,689
   Change in unrealized appreciation
     (depreciation) on investments..............         2,717         11,014             (18)             (72)           (833)
                                                  ------------   ------------    ------------     ------------    ------------
     Net increase (decrease) in net assets
       resulting from operations................        10,004         11,664             (18)             (46)          1,364
                                                  ------------   ------------    ------------     ------------    ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........         5,186         14,442              --               --           8,073
   Cost of insurance............................        (5,645)        (4,688)           (292)            (879)           (529)
   Policyowners' surrenders.....................            --             --              --               --          (1,689)
   Net transfers from (to) Fixed Account........            --            132           1,883            5,650           7,189
   Transfers between Investment Divisions.......       (22,004)        22,647              --               --         290,816
   Policyowners' death benefits.................            --             --              --               --              --
                                                  ------------   ------------    ------------     ------------    ------------
     Net contributions and (withdrawals)........       (22,463)        32,533           1,591            4,771         303,860
                                                  ------------   ------------    ------------     ------------    ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --              --               --              --
                                                  ------------   ------------    ------------     ------------    ------------
       Increase (decrease) in net assets........       (12,459)        44,197           1,573            4,725         305,224
NET ASSETS:
   Beginning of year............................        83,418         39,221              --               --              --
                                                  ------------   ------------    ------------     ------------    ------------
   End of year..................................  $     70,959   $     83,418    $      1,573     $      4,725    $    305,224
                                                  ============   ============    ============     ============    ============

                                                          VAN KAMPEN                    VAN KAMPEN
                                                         UIF EMERGING                  UIF EMERGING
                                                        MARKETS DEBT--               MARKETS EQUITY--
                                                            CLASS I                       CLASS I
                                                  ---------------------------   ---------------------------
                                                      2005           2004           2005           2004
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $      2,050   $      1,416   $    (45,861)  $     13,429
   Net realized gain (loss) on investments......            57             14      1,205,409        377,858
   Realized gain distribution received..........           436            662             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............           583            (19)     7,299,536      3,658,564
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................         3,126          2,073      8,459,084      4,049,851
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........         4,073          1,710      4,499,681      3,447,555
   Cost of insurance............................          (839)          (328)    (1,791,252)    (1,303,882)
   Policyowners' surrenders.....................            --             --     (1,300,990)      (577,471)
   Net transfers from (to) Fixed Account........         1,959             --       (276,353)        36,120
   Transfers between Investment Divisions.......            --             --      4,646,309         51,107
   Policyowners' death benefits.................            --             --        (34,657)       (13,294)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........         5,193          1,382      5,742,738      1,640,135
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --         (4,364)        (5,682)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........         8,319          3,455     14,197,458      5,684,304
NET ASSETS:
   Beginning of year............................        23,554         20,099     22,542,548     16,858,244
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $     31,873   $     23,554   $ 36,740,006   $ 22,542,548
                                                  ============   ============   ============   ============


                                                          VAN KAMPEN
                                                    UIF U.S. REAL ESTATE--
                                                            CLASS I
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $        241   $         97
   Net realized gain (loss) on investments......           429        (17,111)
   Realized gain distribution received..........           532            112
   Change in unrealized appreciation
     (depreciation) on investments..............         3,431          1,766
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................         4,633        (15,136)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        15,295          5,100
   Cost of insurance............................        (2,633)        (1,930)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........         1,426          7,070
   Transfers between Investment Divisions.......        12,120         18,292
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........        26,208         28,532
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........        30,841         13,396
NET ASSETS:
   Beginning of year............................        16,976          3,580
                                                  ------------   ------------
   End of year..................................  $     47,817   $     16,976
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.
(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                         VAN ECK
       ROYCE              T. ROWE PRICE                 T. ROWE PRICE                   WORLDWIDE              VAN ECK
     SMALL-CAP            EQUITY INCOME               LIMITED-TERM BOND                 ABSOLUTE              WORLDWIDE
     PORTFOLIO              PORTFOLIO                     PORTFOLIO                      RETURN              HARD ASSETS
    ------------   ---------------------------   ---------------------------   ---------------------------   ------------
      2005(E)          2005           2004           2005           2004           2005         2004(B)          2005
    ---------------------------------------------------------------------------------------------------------------------
    $         --   $    494,787   $    320,293   $      5,471   $      6,179   $         --   $         --   $        127
             (61)       229,686        217,733           (526)        (1,015)            --           (163)         2,583
           2,265      2,194,639        702,727             --             --             --             --             --
          (5,548)    (1,313,504)     2,731,173         (2,297)        (2,118)            --             --        129,029
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (3,344)     1,605,608      3,971,926          2,648          3,046             --           (163)       131,739
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          17,585      9,018,193      7,172,129         (2,103)         2,096             --             (1)       144,914
          (1,233)    (2,733,224)    (1,938,028)        (1,173)        (5,474)            --           (887)       (16,384)
              --     (1,687,838)    (1,306,945)            --             --             --             --             --
             442        257,000        661,880             --       (106,796)            --             --         18,781
         320,775      7,271,971      5,305,135         (7,400)            --             --          1,051        973,377
              --        (74,188)       (10,494)            --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         337,569     12,051,914      9,883,677        (10,676)      (110,174)            --            163      1,120,688
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --          1,156         (2,492)            --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         334,225     13,658,678     13,853,111         (8,028)      (107,128)            --             --      1,252,427
              --     34,837,395     20,984,284        162,093        269,221             --             --         30,491
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    334,225   $ 48,496,073   $ 34,837,395   $    154,065   $    162,093   $         --   $         --   $  1,282,918
    ============   ============   ============   ============   ============   ============   ============   ============


       VAN ECK
      WORLDWIDE
     HARD ASSETS
     ------------
         2004
     ------------
     $        888
             (335)
               --
            2,567
     ------------
            3,120
     ------------
            5,134
           (3,767)
               --
            7,502
           14,104
               --
     ------------
           22,973
     ------------
               --
     ------------
           26,093
            4,398
     ------------
     $     30,491
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC VUL Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL") - Series 1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000") - Series 1 and Single Premium Variable Universal Life ("SPVUL") - Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000") - Series 2, Single Premium Variable Universal Life
("SPVUL") - Series 2 and 3, Survivorship Variable Universal Life
("SVUL") - Series 2 and Variable Universal Life Provider ("VUL Provider")). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-1 are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Enhanced DCA Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Lord Abbett & Co., and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

VUL Separate Account-1 offers fifty-six variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Thirty-two of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-seven of these Investment Divisions are available for Group 3 policies.

The following Investment Divisions are available for all Group 1, Group 2, and Group 4 policies:

MainStay VP Balanced
MainStay VP Basic Value(1)
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock(2)
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP High Yield Corporate Bond
MainStay VP Income & Growth(3)
MainStay VP International Equity
MainStay VP Large Cap Growth(4)
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value(5)
MainStay VP S&P 500 Index(6)
MainStay VP Small Cap Growth
MainStay VP Total Return
MainStay VP Value
Alger American Small Capitalization - Class O Shares
Calvert Social Balanced
Dreyfus IP Technology Growth - Initial Shares
Fidelity(R) VIP Contrafund(R) - Initial Class
Fidelity(R) VIP Equity-Income - Initial Class
Janus Aspen Series Balanced - Institutional Shares
Janus Aspen Series Worldwide Growth - Institutional
  Shares
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity - Class I

The following Investment Divisions are available for Group 3 policies:

MainStay VP Basic Value(1)
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock(2)
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

MainStay VP High Yield Corporate Bond
MainStay VP Income & Growth(3)
MainStay VP Large Cap Growth(4)
MainStay VP S&P 500 Index(6)
MainStay VP Total Return
MainStay VP Value
Alger American Leveraged All Cap - Class O Shares
Alger American Small Capitalization - Class O Shares
American Century VP Inflation Protection - Class II
American Century VP International - Class II
American Century VP Value - Class II
Dreyfus IP Technology Growth - Initial Shares
Dreyfus VIF Developing Leaders - Initial Shares(7)
Fidelity(R) VIP Contrafund(R) - Initial Class
Fidelity(R) VIP Equity-Income - Initial Class
Fidelity(R) VIP Growth - Initial Class
Fidelity(R) VIP Index 500 - Initial Class
Fidelity(R) VIP Investment Grade Bond - Initial Class
Fidelity(R) VIP Mid Cap - Initial Class
Fidelity(R) VIP Overseas - Initial Class
Janus Aspen Series Balanced - Institutional Shares
Janus Aspen Series Mid Cap Growth - Institutional Shares(8)
Janus Aspen Series Worldwide Growth - Institutional
  Shares
MFS(R) Investors Trust Series - Initial Class
MFS(R) New Discovery Series - Initial Class
MFS(R) Research Series - Initial Class
MFS(R) Utilities Series - Initial Class
Neuberger Berman AMT Mid-Cap Growth - Class I
PIMCO Global Bond - Administrative Class Shares
PIMCO Low Duration - Administrative Class Shares
PIMCO Real Return - Administrative Class Shares
PIMCO Total Return - Administrative Class Shares
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Absolute Return
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Debt - Class I
Van Kampen UIF Emerging Markets Equity - Class I
Van Kampen UIF U.S. Real Estate - Class I

Not all investment divisions are available under all policies.

(1) Formerly MainStay VP Dreyfus Large Company Value         (5) Formerly MainStay VP Equity Income
(2) Formerly MainStay VP Growth Equity                       (6) Formerly MainStay VP Indexed Equity
(3) Formerly MainStay VP American Century Income &           (7) Formerly Dreyfus VIF Small Cap
Growth                                                       (8) Formerly Janus Aspen Series Aggressive
(4) Formerly MainStay VP Growth                              Growth

All investments into the MainStay VP Series funds by VUL Separate Account-1 will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following Investment Divisions: PIMCO Global Bond - Administrative Class Shares, and PIMCO Low Duration - Administrative Class Shares.

For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider and SVUL policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

Beginning in 2005, the amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of 2005. These amounts held as cash by NYLIAC, will be deposited into the investment divisions in accordance with the policyowners' instructions, on the first business day of 2006.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2005, the investments of VUL Separate Account-I are as follows:


                                                     MAINSTAY VP                     MAINSTAY VP
                                     MAINSTAY VP        BASIC        MAINSTAY VP       CAPITAL       MAINSTAY VP
                                     BALANCED--        VALUE--         BOND--       APPRECIATION--      CASH
                                    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT
                                    ----------------------------------------------------------------------------
Number of shares..................         926             859           2,096           10,078         33,893
Identified cost...................     $ 9,416         $ 8,636         $28,451         $218,434        $33,892


                                     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                       MID CAP         MID CAP         MID CAP         S&P 500        SMALL CAP
                                       CORE--         GROWTH--         VALUE--         INDEX--        GROWTH--
                                    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    -----------------------------------------------------------------------------
Number of shares..................       1,654           2,342           2,754           9,858           1,776
Identified cost...................     $20,744         $24,502         $30,276        $217,778         $17,166

  Investment activity for the year ended December 31, 2005 was as follows:


                                                     MAINSTAY VP                     MAINSTAY VP
                                     MAINSTAY VP        BASIC        MAINSTAY VP       CAPITAL       MAINSTAY VP
                                     BALANCED--        VALUE--         BOND--       APPRECIATION--      CASH
                                    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT
                                    ----------------------------------------------------------------------------
Purchases.........................     $ 9,492         $ 1,899         $ 4,475         $  4,953        $27,803
Proceeds from sales...............          78             756           3,214           20,106         27,199


                                     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                       MID CAP         MID CAP         MID CAP         S&P 500        SMALL CAP
                                       CORE--         GROWTH--         VALUE--         INDEX--        GROWTH--
                                    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    -----------------------------------------------------------------------------
Purchases.........................     $11,693         $11,571         $12,726        $ 20,770         $ 5,682
Proceeds from sales...............       7,925           7,127           7,701          15,746           6,616

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                          MAINSTAY VP
      MAINSTAY VP                     MAINSTAY VP                         HIGH YIELD       MAINSTAY VP      MAINSTAY VP
        COMMON        MAINSTAY VP       FLOATING        MAINSTAY VP        CORPORATE        INCOME &       INTERNATIONAL
        STOCK--      CONVERTIBLE--       RATE--         GOVERNMENT--        BOND--          GROWTH--         EQUITY--
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
     -------------------------------------------------------------------------------------------------------------------
           4,773          2,901           2,516             1,908             9,572              678            2,479
        $104,988        $30,092         $24,938           $20,971           $88,025          $ 6,933          $31,372


      MAINSTAY VP
       LARGE CAP
       GROWTH--
     INITIAL CLASS
     -------------
          1,515
        $16,596

                                         ALGER             ALGER           AMERICAN
      MAINSTAY VP                       AMERICAN          AMERICAN        CENTURY VP       AMERICAN        AMERICAN
         TOTAL        MAINSTAY VP      LEVERAGED           SMALL          INFLATION       CENTURY VP      CENTURY VP
       RETURN--         VALUE--        ALL CAP--      CAPITALIZATION--   PROTECTION--   INTERNATIONAL--     VALUE--
     INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II        CLASS II        CLASS II
     ----------------------------------------------------------------------------------------------------------------
           3,481          4,097               2             1,655                1               14              35
        $ 60,993        $62,014         $    70           $27,386          $     7          $   106         $   293


        CALVERT
        SOCIAL
       BALANCED
     -------------
          2,301
        $ 4,082

                                                                          MAINSTAY VP
      MAINSTAY VP                     MAINSTAY VP                         HIGH YIELD       MAINSTAY VP      MAINSTAY VP
        COMMON        MAINSTAY VP       FLOATING        MAINSTAY VP        CORPORATE        INCOME &       INTERNATIONAL
        STOCK--      CONVERTIBLE--       RATE--         GOVERNMENT--        BOND--          GROWTH--         EQUITY--
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
     -------------------------------------------------------------------------------------------------------------------
        $  6,031        $ 3,681         $25,278           $ 3,096           $17,031          $ 1,542          $13,685
           7,884          2,985             339             2,953            10,287              693            1,103


      MAINSTAY VP
       LARGE CAP
       GROWTH--
     INITIAL CLASS
     -------------
        $ 1,925
          2,237

                                         ALGER             ALGER           AMERICAN
      MAINSTAY VP                       AMERICAN          AMERICAN        CENTURY VP       AMERICAN        AMERICAN
         TOTAL        MAINSTAY VP      LEVERAGED           SMALL          INFLATION       CENTURY VP      CENTURY VP
       RETURN--         VALUE--        ALL CAP--      CAPITALIZATION--   PROTECTION--   INTERNATIONAL--     VALUE--
     INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II        CLASS II        CLASS II
     ----------------------------------------------------------------------------------------------------------------
        $  3,398        $ 6,374         $   360           $ 7,061          $     8          $   408         $   156
           5,090          6,531             361             5,601                2              362             721


        CALVERT
        SOCIAL
       BALANCED
     -------------
        $   710
            330

--------------------------------------------------------------------------------

                                                                                              FIDELITY(R)
                                       DREYFUS IP        DREYFUS VIF        FIDELITY(R)           VIP           FIDELITY(R)
                                       TECHNOLOGY         DEVELOPING            VIP             EQUITY-             VIP
                                        GROWTH--          LEADERS--       CONTRAFUND(R)--      INCOME--          GROWTH--
                                     INITIAL SHARES     INITIAL SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                    -----------------------------------------------------------------------------------------
Number of shares..................          905                 7               5,109             2,157                10
Identified cost...................       $7,381              $316            $118,408           $48,761           $   332


                                     FIDELITY(R)
                                         VIP
                                     INDEX 500--
                                    INITIAL CLASS
                                    -------------
Number of shares..................          10
Identified cost...................      $1,392


                                                                          NEUBERGER                         PIMCO
                                         MFS(R)             MFS(R)        BERMAN AMT       PIMCO            TOTAL
                                        RESEARCH          UTILITIES        MID-CAP     REAL RETURN--       RETURN--        ROYCE
                                        SERIES--           SERIES--        GROWTH--    ADMINISTRATIVE   ADMINISTRATIVE   MICRO-CAP
                                     INITIAL CLASS      INITIAL CLASS      CLASS I      CLASS SHARES     CLASS SHARES    PORTFOLIO
                                    ----------------------------------------------------------------------------------------------
Number of shares..................           --                 2                 3            --               --            24
Identified cost...................       $   --              $ 49          $     54       $     2          $     5        $  305

                                                                                              FIDELITY(R)
                                       DREYFUS IP        DREYFUS VIF        FIDELITY(R)           VIP           FIDELITY(R)
                                       TECHNOLOGY         DEVELOPING            VIP             EQUITY-             VIP
                                        GROWTH--          LEADERS--       CONTRAFUND(R)--      INCOME--          GROWTH--
                                     INITIAL SHARES     INITIAL SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                    -----------------------------------------------------------------------------------------
Purchases.........................       $2,623              $391            $ 20,950           $ 9,077           $   496
Proceeds from sales...............        1,991               369               4,655             3,263               493


                                     FIDELITY(R)
                                         VIP
                                     INDEX 500--
                                    INITIAL CLASS
                                    -------------
Purchases.........................      $  588
Proceeds from sales...............          42


                                                                          NEUBERGER                         PIMCO
                                         MFS(R)             MFS(R)        BERMAN AMT       PIMCO            TOTAL
                                        RESEARCH          UTILITIES        MID-CAP     REAL RETURN--       RETURN--        ROYCE
                                        SERIES--           SERIES--        GROWTH--    ADMINISTRATIVE   ADMINISTRATIVE   MICRO-CAP
                                     INITIAL CLASS      INITIAL CLASS      CLASS I      CLASS SHARES     CLASS SHARES    PORTFOLIO
                                    ----------------------------------------------------------------------------------------------
Purchases.........................       $    1              $ 46          $      5       $     4          $    11        $  309
Proceeds from sales...............            1                16                28             2                6             4

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                     JANUS ASPEN     JANUS ASPEN
     FIDELITY(R)                                     JANUS ASPEN       SERIES          SERIES          MFS(R)          MFS(R)
         VIP         FIDELITY(R)     FIDELITY(R)       SERIES          MID CAP        WORLDWIDE       INVESTORS          NEW
     INVESTMENT          VIP             VIP         BALANCED--       GROWTH--        GROWTH--          TRUST         DISCOVERY
    GRADE BOND--      MID CAP--      OVERSEAS--     INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL     SERIES--        SERIES--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      SHARES          SHARES          SHARES       INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
          16                85             66             4,358              5            3,668              3             4
        $198           $ 2,714         $1,113          $101,801         $  102         $117,819        $    54           $58

                                                                                  VAN            VAN
                                     T. ROWE                                    KAMPEN         KAMPEN            VAN
                     T. ROWE          PRICE                                       UIF            UIF           KAMPEN
                      PRICE         LIMITED-        VAN ECK                    EMERGING       EMERGING        UIF U.S.
       ROYCE         EQUITY           TERM         WORLDWIDE      VAN ECK       MARKETS        MARKETS          REAL
     SMALL-CAP       INCOME           BOND         ABSOLUTE      WORLDWIDE      DEBT--        EQUITY--        ESTATE--
     PORTFOLIO      PORTFOLIO       PORTFOLIO       RETURN      HARD ASSETS     CLASS I        CLASS I         CLASS I
    ---------------------------------------------------------------------------------------------------------------------
         34            2,226             31              --           46              4          2,482             2
       $339          $44,955         $  160        $     --       $1,143       $     30        $21,677           $42

                                                                     JANUS ASPEN     JANUS ASPEN
     FIDELITY(R)                                     JANUS ASPEN       SERIES          SERIES          MFS(R)          MFS(R)
         VIP         FIDELITY(R)     FIDELITY(R)       SERIES          MID CAP        WORLDWIDE       INVESTORS          NEW
     INVESTMENT          VIP             VIP         BALANCED--       GROWTH--        GROWTH--          TRUST         DISCOVERY
    GRADE BOND--      MID CAP--      OVERSEAS--     INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL     SERIES--        SERIES--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      SHARES          SHARES          SHARES       INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
        $178           $ 2,487         $  655          $  8,567         $    9         $  5,727        $     2           $ 5
           7             1,583             16             7,533              4            8,846              4             1

                                                                                  VAN            VAN
                                     T. ROWE                                    KAMPEN         KAMPEN            VAN
                     T. ROWE          PRICE                                       UIF            UIF           KAMPEN
                      PRICE         LIMITED-        VAN ECK                    EMERGING       EMERGING        UIF U.S.
       ROYCE         EQUITY           TERM         WORLDWIDE      VAN ECK       MARKETS        MARKETS          REAL
     SMALL-CAP       INCOME           BOND         ABSOLUTE      WORLDWIDE      DEBT--        EQUITY--        ESTATE--
     PORTFOLIO      PORTFOLIO       PORTFOLIO       RETURN      HARD ASSETS     CLASS I        CLASS I         CLASS I
    ---------------------------------------------------------------------------------------------------------------------
       $349          $16,231         $    7        $     --       $1,122       $      8        $ 8,482           $29
         10            1,520             12              --            9              1          3,011             2

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

    - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

    - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

  processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle
  SVUL:

                                                    MONTHLY               MONTHLY
                                                CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                           POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                          ---------------   -----------------------
VUL...........................................       $N/A                   $ 7
SVUL..........................................         60                    10
VUL 2000......................................         30                    10
VUL Provider..................................         30                    10
Pinnacle VUL*.................................        100                    25
Pinnacle SVUL*................................        100                    25

        -----------------------

      * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

      For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

    - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

      For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

      For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
      2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges

------------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

    from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

------------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2005 and 2004 were as follow:


                                          MAINSTAY VP             MAINSTAY VP                     MAINSTAY VP
                                          BALANCED--             BASIC VALUE--                      BOND--
                                         INITIAL CLASS           INITIAL CLASS                   INITIAL CLASS
                                         -------------   -----------------------------   -----------------------------
                                            2005(C)          2005            2004            2005            2004
                                         -----------------------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................         727              37              63              95             100
Units redeemed.........................          (9)            (13)            (22)           (131)           (168)
                                            -------         -------         -------         -------         -------
  Net increase (decrease)..............         718              24              41             (36)            (68)
                                            =======         =======         =======         =======         =======
GROUP 2 POLICIES
Units issued...........................         107              86             141             121             149
Units redeemed.........................          (4)            (63)            (63)            (97)            (85)
                                            -------         -------         -------         -------         -------
  Net increase (decrease)..............         103              23              78              24              64
                                            =======         =======         =======         =======         =======
GROUP 3 POLICIES
Units issued...........................          --               1               4               4              21
Units redeemed.........................          --              --              --             (17)             (2)
                                            -------         -------         -------         -------         -------
  Net increase (decrease)..............          --               1               4             (13)             19
                                            =======         =======         =======         =======         =======
GROUP 4 POLICIES
Units issued...........................         102              59              77             135             127
Units redeemed.........................          (5)            (19)            (11)            (48)            (35)
                                            -------         -------         -------         -------         -------
  Net increase (decrease)..............          97              40              66              87              92
                                            =======         =======         =======         =======         =======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


             MAINSTAY VP                                                     MAINSTAY VP                     MAINSTAY VP
       CAPITAL APPRECIATION--                MAINSTAY VP                   COMMON STOCK--                   CONVERTIBLE--
            INITIAL CLASS                  CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2005            2004            2005            2004            2005            2004            2005            2004
    -----------------------------------------------------------------------------------------------------------------------------
         1,392           1,685           3,772           1,878             317             394              69             113
        (2,143)         (1,823)         (5,173)         (3,156)           (466)           (431)           (118)            (51)
       -------         -------         -------         -------         -------         -------         -------         -------
          (751)           (138)         (1,401)         (1,278)           (149)            (37)            (49)             62
       =======         =======         =======         =======         =======         =======         =======         =======
         1,520           1,874           2,435           3,681             549             696             220             287
        (1,537)         (1,251)         (3,180)         (5,637)           (577)           (452)           (212)           (185)
       -------         -------         -------         -------         -------         -------         -------         -------
           (17)            623            (745)         (1,956)            (28)            244               8             102
       =======         =======         =======         =======         =======         =======         =======         =======
             4               9           2,298           2,097               9              15               3               4
            (2)             (2)         (1,465)         (1,558)             (2)             (2)             (2)             (1)
       -------         -------         -------         -------         -------         -------         -------         -------
             2               7             833             539               7              13               1               3
       =======         =======         =======         =======         =======         =======         =======         =======
           205             234           6,510           5,478             135             163             149             196
          (104)            (56)         (4,657)         (3,560)            (65)            (36)            (59)            (39)
       -------         -------         -------         -------         -------         -------         -------         -------
           101             178           1,853           1,918              70             127              90             157
       =======         =======         =======         =======         =======         =======         =======         =======


       MAINSTAY VP
     FLOATING RATE--
      INITIAL CLASS
     ---------------
         2005(C)
     ---------------
           2,371
              (1)
         -------
           2,370
         =======
              58
              (1)
         -------
              57
         =======
              --
              --
         -------
              --
         =======
              35
              (2)
         -------
              33
         =======

--------------------------------------------------------------------------------


                                                                                  MAINSTAY VP
                                                  MAINSTAY VP                     HIGH YIELD
                                                 GOVERNMENT--                  CORPORATE BOND--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2005            2004            2005            2004
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................         64              80             223             314
Units redeemed.........................       (119)           (122)           (369)           (290)
                                             -----           -----           -----           -----
  Net increase (decrease)..............        (55)            (42)           (146)             24
                                             =====           =====           =====           =====
GROUP 2 POLICIES
Units issued...........................         84             111             259             399
Units redeemed.........................        (76)           (131)           (224)           (159)
                                             -----           -----           -----           -----
  Net increase (decrease)..............          8             (20)             35             240
                                             =====           =====           =====           =====
GROUP 3 POLICIES
Units issued...........................          3               6               5              26
Units redeemed.........................         (1)             (3)             (5)            (21)
                                             -----           -----           -----           -----
  Net increase (decrease)..............          2               3              --               5
                                             =====           =====           =====           =====
GROUP 4 POLICIES
Units issued...........................         90              90             445             398
Units redeemed.........................        (48)            (27)           (122)            (71)
                                             -----           -----           -----           -----
  Net increase (decrease)..............         42              63             323             327
                                             =====           =====           =====           =====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                  INTERNATIONAL                   LARGE CAP                      MID CAP
         INCOME & GROWTH--                 EQUITY--                      GROWTH--                       CORE--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
          38             40            341            269             75            100            321            259
         (33)           (14)          (104)           (77)          (138)           (44)          (599)           (23)
       -----          -----          -----          -----          -----          -----          -----          -----
           5             26            237            192            (63)            56           (278)           236
       =====          =====          =====          =====          =====          =====          =====          =====
          74            104            347            264            284            370            225            170
         (58)           (48)           (57)           (58)          (311)          (343)           (41)           (27)
       -----          -----          -----          -----          -----          -----          -----          -----
          16             56            290            206            (27)            27            184            143
       =====          =====          =====          =====          =====          =====          =====          =====
          --             10             --             --              3              3             --             --
          (1)           (35)            --             --             --             --             --             --
       -----          -----          -----          -----          -----          -----          -----          -----
          (1)           (25)            --             --              3              3             --             --
       =====          =====          =====          =====          =====          =====          =====          =====
          59             53            251            168             74             91            225            157
         (13)           (10)           (53)           (22)           (38)           (31)           (45)           (23)
       -----          -----          -----          -----          -----          -----          -----          -----
          46             43            198            146             36             60            180            134
       =====          =====          =====          =====          =====          =====          =====          =====

--------------------------------------------------------------------------------


                                                  MAINSTAY VP                     MAINSTAY VP
                                                    MID CAP                         MID CAP
                                                   GROWTH--                         VALUE--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2005            2004            2005            2004
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        390             283             427             344
Units redeemed.........................       (585)            (44)           (611)            (66)
                                            ------          ------          ------          ------
  Net increase (decrease)..............       (195)            239            (184)            278
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        297             264             284             280
Units redeemed.........................        (86)            (53)           (105)            (70)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        211             211             179             210
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         --              --              --              --
Units redeemed.........................         --              --              --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         --              --              --              --
                                            ======          ======          ======          ======
GROUP 4 POLICIES
Units issued...........................        356             280             340             255
Units redeemed.........................        (78)            (47)            (75)            (41)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        278             233             265             214
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


             MAINSTAY VP                     MAINSTAY VP
               S&P 500                        SMALL CAP                      MAINSTAY VP                     MAINSTAY VP
               INDEX--                        GROWTH--                     TOTAL RETURN--                      VALUE--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2005            2004            2005            2004            2005            2004            2005            2004
    -----------------------------------------------------------------------------------------------------------------------------
          682             804             111             177             283             336             261             311
         (889)           (799)           (549)            (41)           (431)           (382)           (360)           (310)
       ------          ------          ------          ------          ------          ------          ------          ------
         (207)              5            (438)            136            (148)            (46)            (99)              1
       ======          ======          ======          ======          ======          ======          ======          ======
        1,348           1,641             167             239             259             306             253             322
       (1,078)           (961)            (84)            (69)           (237)           (177)           (230)           (177)
       ------          ------          ------          ------          ------          ------          ------          ------
          270             680              83             170              22             129              23             145
       ======          ======          ======          ======          ======          ======          ======          ======
           16              61              --              --               1              10              10              27
          (37)            (28)             --              --              (1)             (1)             (8)             (8)
       ------          ------          ------          ------          ------          ------          ------          ------
          (21)             33              --              --              --               9               2              19
       ======          ======          ======          ======          ======          ======          ======          ======
          838           1,070             249             228              90             105             172             192
         (230)           (152)            (64)            (42)            (37)            (24)            (68)            (42)
       ------          ------          ------          ------          ------          ------          ------          ------
          608             918             185             186              53              81             104             150
       ======          ======          ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                                                 ALGER
                                         ALGER AMERICAN        AMERICAN        AMERICAN CENTURY VP
                                            LEVERAGED            SMALL              INFLATION
                                            ALL CAP--      CAPITALIZATION--        PROTECTION--
                                         CLASS O SHARES     CLASS O SHARES           CLASS II
                                         ---------------   -----------------   --------------------
                                          2005     2004     2005      2004       2005      2004(b)
                                         ----------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................      --       --      225       272         --          --
Units redeemed.........................      --       --     (229)     (278)        --          --
                                         ------   ------   ------    ------     ------      ------
  Net increase (decrease)..............      --       --       (4)       (6)        --          --
                                         ======   ======   ======    ======     ======      ======
GROUP 2 POLICIES
Units issued...........................      --       --      291       374         --          --
Units redeemed.........................      --       --     (224)     (248)        --          --
                                         ------   ------   ------    ------     ------      ------
  Net increase (decrease)..............      --       --       67       126         --          --
                                         ======   ======   ======    ======     ======      ======
GROUP 3 POLICIES
Units issued...........................      26        2       25        24          1          --
Units redeemed.........................     (26)      --      (26)       (3)        --          --
                                         ------   ------   ------    ------     ------      ------
  Net increase (decrease)..............      --        2       (1)       21          1          --
                                         ======   ======   ======    ======     ======      ======
GROUP 4 POLICIES
Units issued...........................      --       --       98       103         --          --
Units redeemed.........................      --       --      (34)      (16)        --          --
                                         ------   ------   ------    ------     ------      ------
  Net increase (decrease)..............      --       --       64        87         --          --
                                         ======   ======   ======    ======     ======      ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


    AMERICAN CENTURY       AMERICAN                           DREYFUS IP        DREYFUS VIF
           VP             CENTURY VP          CALVERT         TECHNOLOGY        DEVELOPING
     INTERNATIONAL--        VALUE--           SOCIAL           GROWTH--          LEADERS--
        CLASS II           CLASS II          BALANCED       INITIAL SHARES    INITIAL SHARES
    -----------------   ---------------   ---------------   ---------------   ---------------
     2005      2004      2005     2004     2005     2004     2005     2004     2005     2004
    -----------------------------------------------------------------------------------------
        --        --        --       --       16       16       55      195       --       --
        --        --        --       --      (13)     (13)     (95)     (29)      --       --
    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
        --        --        --       --        3        3      (40)     166       --       --
    ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
        --        --        --       --       33       35       67       91       --       --
        --        --        --       --      (32)     (24)     (37)     (31)      --       --
    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
        --        --        --       --        1       11       30       60       --       --
    ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
        27        --         1       53       --       --       43        2       26       10
       (23)      (13)      (49)      (1)      --       --      (44)      (1)     (24)      (1)
    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         4       (13)      (48)      52       --       --       (1)       1        2        9
    ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
        --        --        --       --       29       25      110      113       --       --
        --        --        --       --       (7)      (5)     (43)     (27)      --       --
    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
        --        --        --       --       22       20       67       86       --       --
    ======    ======    ======   ======   ======   ======   ======   ======   ======   ======

--------------------------------------------------------------------------------

                                                  FIDELITY(R)                     FIDELITY(R)
                                                      VIP                             VIP
                                                CONTRAFUND(R)--                 EQUITY-INCOME--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2005            2004            2005            2004
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        611             574             216             298
Units redeemed.........................       (438)           (409)           (205)           (157)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        173             165              11             141
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        852             835             233             315
Units redeemed.........................       (453)           (395)           (180)           (156)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        399             440              53             159
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         99              51              13              27
Units redeemed.........................         (4)             (3)             (2)            (61)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         95              48              11             (34)
                                            ======          ======          ======          ======
GROUP 4 POLICIES
Units issued...........................        557             363             279             291
Units redeemed.........................       (120)            (72)            (70)            (42)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        437             291             209             249
                                            ======          ======          ======          ======


                                                  FIDELITY(R)
                                                 VIP GROWTH--
                                                 INITIAL CLASS
                                         -----------------------------
                                             2005            2004
                                         -----------------------------
GROUP 1 POLICIES
Units issued...........................         --              --
Units redeemed.........................         --              --
                                            ------          ------
  Net increase (decrease)..............         --              --
                                            ======          ======
GROUP 2 POLICIES
Units issued...........................         --              --
Units redeemed.........................         --              --
                                            ------          ------
  Net increase (decrease)..............         --              --
                                            ======          ======
GROUP 3 POLICIES
Units issued...........................         50               7
Units redeemed.........................        (49)             (1)
                                            ------          ------
  Net increase (decrease)..............          1               6
                                            ======          ======
GROUP 4 POLICIES
Units issued...........................         --              --
Units redeemed.........................         --              --
                                            ------          ------
  Net increase (decrease)..............         --              --
                                            ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


      FIDELITY(R)     FIDELITY(R) VIP                       FIDELITY(R)          JANUS ASPEN
          VIP           INVESTMENT        FIDELITY(R)           VIP                SERIES
      INDEX 500--      GRADE BOND--      VIP MID CAP--      OVERSEAS--           BALANCED--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INSTITUTIONAL SHARES
    ---------------   ---------------   ---------------   ---------------   ---------------------
     2005     2004     2005     2004     2005     2004     2005     2004      2005        2004
    ---------------------------------------------------------------------------------------------
        --       --       --       --       --       --       --       --       266         340
        --       --       --       --       --       --       --       --      (391)       (474)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --      (125)       (134)
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        --       --       --       --       --       --       --       --       804       1,024
        --       --       --       --       --       --       --       --      (832)       (787)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       (28)        237
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        50       26       15       --       49       85       49       14         5          11
        (2)      (5)      --       (5)      (5)     (22)      (1)     (18)       (3)         (5)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        48       21       15       (5)      44       63       48       (4)        2           6
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        --       --       --       --       --       --       --       --       310         311
        --       --       --       --       --       --       --       --      (125)        (75)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       185         236
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======

--------------------------------------------------------------------------------


                                              JANUS ASPEN             JANUS ASPEN
                                                SERIES                  SERIES               MFS(R)
                                                MID CAP                WORLDWIDE           INVESTORS
                                               GROWTH--                GROWTH--          TRUST SERIES--
                                         INSTITUTIONAL SHARES    INSTITUTIONAL SHARES    INITIAL CLASS
                                         ---------------------   ---------------------   --------------
                                           2005        2004        2005        2004       2005    2004
                                         --------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       --          --         513         613         --      --
Units redeemed.........................       --          --        (789)       (695)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --        (276)        (82)        --      --
                                          ======      ======      ======      ======     ======   =====
GROUP 2 POLICIES
Units issued...........................       --          --       1,054       1,335         --      --
Units redeemed.........................       --          --      (1,118)     (1,022)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --         (64)        313         --      --
                                          ======      ======      ======      ======     ======   =====
GROUP 3 POLICIES
Units issued...........................       --          21           3           5         --      --
Units redeemed.........................       --         (15)         (2)         (1)        --      (1)
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --           6           1           4         --      (1)
                                          ======      ======      ======      ======     ======   =====
GROUP 4 POLICIES
Units issued...........................       --          --         175         177         --      --
Units redeemed.........................       --          --         (79)        (46)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --          96         131         --      --
                                          ======      ======      ======      ======     ======   =====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                    NEUBERGER
         MFS(R)                                  MFS(R)            BERMAN AMT           PIMCO            PIMCO
      NEW DISCOVERY          MFS(R)             UTILITIES            MID-CAP        REAL RETURN--    TOTAL RETURN--
        SERIES--        RESEARCH SERIES--       SERIES--            GROWTH--        ADMINISTRATIVE   ADMINISTRATIVE
      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS          CLASS I         CLASS SHARES     CLASS SHARES
    -----------------   -----------------   -----------------   -----------------   --------------   --------------
     2005      2004      2005     2004(a)    2005      2004      2005      2004        2005(d)          2005(d)
    ---------------------------------------------------------------------------------------------------------------
        --        --        --        --        --        --        --        --            --               --
        --        --        --        --        --        --        --        --            --               --
    ------    ------    ------    ------    ------    ------    ------    ------        ------           ------
        --        --        --        --        --        --        --        --            --               --
    ======    ======    ======    ======    ======    ======    ======    ======        ======           ======
        --        --        --        --        --        --        --        --            --               --
        --        --        --        --        --        --        --        --            --               --
    ------    ------    ------    ------    ------    ------    ------    ------        ------           ------
        --        --        --        --        --        --        --        --            --               --
    ======    ======    ======    ======    ======    ======    ======    ======        ======           ======
        --         4        --        --         2         1        --         3            --               --
        --        --        --        --        --        --        (2)       --            --               --
    ------    ------    ------    ------    ------    ------    ------    ------        ------           ------
        --         4        --        --         2         1        (2)        3            --               --
    ======    ======    ======    ======    ======    ======    ======    ======        ======           ======
        --        --        --        --        --        --        --        --            --               --
        --        --        --        --        --        --        --        --            --               --
    ------    ------    ------    ------    ------    ------    ------    ------        ------           ------
        --        --        --        --        --        --        --        --            --               --
    ======    ======    ======    ======    ======    ======    ======    ======        ======           ======

--------------------------------------------------------------------------------


                                                                          T. ROWE PRICE
                                 ROYCE       ROYCE      T. ROWE PRICE     LIMITED-TERM
                               MICRO-CAP   SMALL-CAP    EQUITY INCOME         BOND
                               PORTFOLIO   PORTFOLIO      PORTFOLIO         PORTFOLIO
                               ---------   ---------   ---------------   ---------------
                                2005(E)     2005(E)     2005     2004     2005     2004
                               ---------------------------------------------------------
GROUP 1 POLICIES
Units issued................        10          12        444      377       --       --
Units redeemed..............        --          --       (109)     (86)      --       --
                                ------      ------     ------   ------   ------   ------
  Net increase (decrease)...        10          12        335      291       --       --
                                ======      ======     ======   ======   ======   ======
GROUP 2 POLICIES
Units issued................         9           7        420      411       --       --
Units redeemed..............        --          --       (188)    (148)      --       --
                                ------      ------     ------   ------   ------   ------
  Net increase (decrease)...         9           7        232      263       --       --
                                ======      ======     ======   ======   ======   ======
GROUP 3 POLICIES
Units issued................        --          --         16       13       --       --
Units redeemed..............        --          --         (6)     (24)      (1)     (11)
                                ------      ------     ------   ------   ------   ------
  Net increase (decrease)...        --          --         10      (11)      (1)     (11)
                                ======      ======     ======   ======   ======   ======
GROUP 4 POLICIES
Units issued................        11          15        421      321       --       --
Units redeemed..............        --          --        (91)     (51)      --       --
                                ------      ------     ------   ------   ------   ------
  Net increase (decrease)...        11          15        330      270       --       --
                                ======      ======     ======   ======   ======   ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                             VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
         VAN ECK                            UIF EMERGING      UIF EMERGING        UIF U.S.
        WORLDWIDE            VAN ECK           MARKETS           MARKETS            REAL
         ABSOLUTE           WORLDWIDE          DEBT--           EQUITY--          ESTATE--
          RETURN           HARD ASSETS         CLASS I           CLASS I           CLASS I
    ------------------   ---------------   ---------------   ---------------   ---------------
      2005     2004(B)    2005     2004     2005     2004     2005     2004     2005     2004
    ------------------------------------------------------------------------------------------
         --        --        39       --       --       --      253      141       --       --
         --        --        --       --       --       --     (154)     (97)      --       --
     ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         --        --        39       --       --       --       99       44       --       --
     ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
         --        --        14       --       --       --      184      122       --       --
         --        --        --       --       --       --      (89)     (90)      --       --
     ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         --        --        14       --       --       --       95       32       --       --
     ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
         --        --        24        2       --       --        1        5        1        1
         --        --        (1)      --       --       --       (1)      --       --       --
     ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         --        --        23        2       --       --       --        5        1        1
     ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
         --        --        12       --       --       --      174       65       --       --
         --        --        --       --       --       --      (28)     (13)      --       --
     ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         --        --        12       --       --       --      146       52       --       --
     ======    ======    ======   ======   ======   ======   ======   ======   ======   ======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2005, 2004, 2003, 2002, and 2001:


                                                   MAINSTAY VP
                                                   BALANCED--                         MAINSTAY VP
                                                  INITIAL CLASS                BASIC VALUE--INITIAL CLASS
                                                  -------------   ----------------------------------------------------
                                                      2005          2005       2004       2003       2002       2001
                                                  --------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................     $  7,562     $  2,171   $  1,805   $  1,238   $    725   $    691
Units Outstanding...............................          718          195        171        130         96         70
Variable Accumulation Unit Value................     $  10.53     $  11.07   $  10.57   $   9.56   $   7.52   $   9.82
Total Return....................................         5.3%         4.7%      10.6%      27.1%     (23.4%)     (5.2%)
Investment Income Ratio.........................         1.4%         1.0%       1.1%       0.9%       0.7%       1.2%
GROUP 2 POLICIES(b)
Net Assets......................................     $  1,092     $  5,881   $  5,346   $  4,035   $  2,364   $  2,001
Units Outstanding...............................          103          497        474        396        296        192
Variable Accumulation Unit Value................     $  10.55     $  11.83   $  11.28   $  10.18   $   8.00   $  10.42
Total Return....................................         5.5%         4.9%      10.8%      27.3%     (23.2%)     (4.9%)
Investment Income Ratio.........................         2.4%         1.0%       1.1%       1.0%       0.7%       1.1%
GROUP 3 POLICIES
Net Assets......................................     $     --     $    132   $    118   $     63   $     10   $     --
Units Outstanding...............................           --           11         10          6          1         --
Variable Accumulation Unit Value................     $     --     $  12.40   $  11.76   $  10.56   $   8.26   $     --
Total Return....................................           --         5.4%      11.4%      27.9%     (17.4%)        --
Investment Income Ratio.........................           --         0.9%       1.0%       1.3%       0.7%         --
GROUP 4 POLICIES
Net Assets......................................     $  1,040     $  1,796   $  1,234   $    407   $     74   $     --
Units Outstanding...............................           97          144        104         38          9         --
Variable Accumulation Unit Value................     $  10.58     $  12.49   $  11.85   $  10.64   $   8.31   $     --
Total Return....................................         5.8%         5.4%      11.4%      27.9%     (16.9%)        --
Investment Income Ratio.........................         2.4%         1.0%       1.4%       1.4%       1.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP                                            MAINSTAY VP
                    BOND--INITIAL CLASS                            CAPITAL APPRECIATION--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 13,134   $ 13,637   $ 14,432   $ 13,958   $ 12,184   $171,702   $174,254   $171,100   $131,204   $185,293
         686        722        790        793        753      8,138      8,889      9,027      8,730      8,468
    $  19.15   $  18.88   $  18.26   $  17.59   $  16.18   $  21.11   $  19.60   $  18.95   $  15.03   $  21.88
        1.5%       3.4%       3.8%       8.7%       8.5%       7.7%       3.4%      26.1%     (31.4%)    (23.8%)
        3.2%       3.4%       4.1%       4.6%       5.4%         --       0.3%       0.2%       0.1%       0.1%
    $ 10,207   $  9,680   $  8,491   $  6,999   $  3,868   $ 57,246   $ 53,193   $ 46,871   $ 30,458   $ 29,631
         718        694        630        540        325      7,159      7,176      6,553      5,381      3,603
    $  14.19   $  13.96   $  13.48   $  12.96   $  11.89   $   8.00   $   7.41   $   7.15   $   5.66   $   8.22
        1.7%       3.6%       4.0%       9.0%       8.7%       7.9%       3.6%      26.4%     (31.2%)    (23.6%)
        3.3%       3.8%       4.3%       5.7%       9.6%         --       0.3%       0.2%       0.1%       0.1%
    $    379   $    528   $    292   $     55   $      7   $    287   $    249   $    171   $     89   $     72
          31         44         25          5          1         28         26         19         13          7
    $  12.21   $  11.95   $  11.48   $  10.99   $  10.04   $  10.21   $   9.42   $   9.05   $   7.12   $  10.30
        2.2%       4.1%       4.5%       9.5%       0.4%       8.4%       4.2%      27.0%     (30.9%)      3.0%
        3.1%       4.4%       5.2%       6.3%      53.8%         --       0.3%       0.3%       0.1%       0.3%
    $  3,851   $  2,747   $  1,614   $    552   $     --   $  5,305   $  3,823   $  1,868   $    443   $     --
         323        236        144         52         --        463        362        184         55         --
    $  11.91   $  11.66   $  11.20   $  10.72   $     --   $  11.46   $  10.57   $  10.15   $   7.99   $     --
        2.2%       4.1%       4.5%       7.2%         --       8.4%       4.2%      27.0%     (20.1%)        --
        3.6%       4.4%       5.4%      16.2%         --         --       0.3%       0.3%       0.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                      MAINSTAY VP
                                                                    CASH MANAGEMENT
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $ 13,394   $ 15,071   $ 16,841   $ 25,473   $ 46,014
Units Outstanding...............................     9,325     10,726     12,004     18,149     32,996
Variable Accumulation Unit Value................  $   1.44   $   1.41   $   1.40   $   1.40   $   1.39
Total Return....................................      2.2%       0.1%         --       0.6%       3.0%
Investment Income Ratio.........................      2.8%       0.8%       0.7%       1.4%       3.7%
GROUP 2 POLICIES(b)
Net Assets......................................  $ 10,937   $ 11,507   $ 13,640   $ 13,871   $ 12,365
Units Outstanding...............................     9,578     10,323     12,279     12,508     11,244
Variable Accumulation Unit Value................  $   1.14   $   1.11   $   1.11   $   1.11   $   1.10
Total Return....................................      2.4%       0.3%       0.2%       0.8%       3.8%
Investment Income Ratio.........................      2.9%       0.8%       0.7%       1.3%       3.4%
GROUP 3 POLICIES
Net Assets......................................  $  3,214   $  2,255   $  1,680   $  3,050   $    523
Units Outstanding...............................     2,999      2,166      1,627      2,974        517
Variable Accumulation Unit Value................  $   1.07   $   1.04   $   1.03   $   1.03   $   1.01
Total Return....................................      3.0%       0.8%       0.7%       2.0%       1.0%
Investment Income Ratio.........................      2.9%       0.8%       0.7%       1.2%       2.1%
GROUP 4 POLICIES
Net Assets......................................  $  6,478   $  4,412   $  2,431   $  1,472   $     --
Units Outstanding...............................     6,170      4,317      2,399      1,462         --
Variable Accumulation Unit Value................  $   1.05   $   1.02   $   1.01   $   1.01   $     --
Total Return....................................      3.0%       0.8%       0.7%       1.0%         --
Investment Income Ratio.........................      3.0%       0.9%       0.6%       1.0%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP                                            MAINSTAY VP
                COMMON STOCK--INITIAL CLASS                             CONVERTIBLE--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 65,300   $ 65,117   $ 60,036   $ 46,902   $ 60,962   $ 10,737   $ 11,056   $  9,403   $  7,003   $  6,864
       2,264      2,413      2,450      2,402      2,348        548        597        535        484        434
    $  28.86   $  26.99   $  24.50   $  19.53   $  25.96   $  19.60   $  18.52   $  17.58   $  14.48   $  15.83
        6.9%      10.1%      25.5%     (24.8%)    (17.7%)      5.9%       5.4%      21.4%      (8.5%)     (2.9%)
        1.0%       1.4%       1.1%       0.9%       0.7%       1.5%       2.1%       2.5%       2.9%       4.1%
    $ 32,781   $ 30,884   $ 25,743   $ 17,351   $ 15,533   $ 17,963   $ 16,830   $ 14,680   $  9,942   $  7,252
       3,010      3,038      2,794      2,368      1,598      1,301      1,293      1,191        981        656
    $  10.89   $  10.16   $   9.21   $   7.33   $   9.72   $  13.81   $  13.02   $  12.33   $  10.14   $  11.06
        7.1%      10.3%      25.7%     (24.6%)    (17.5%)      6.1%       5.6%      21.6%      (8.3%)     (2.6%)
        1.0%       1.5%       1.2%       1.1%       1.0%       1.6%       2.1%       2.5%       3.3%       5.2%
    $    437   $    342   $    181   $    135   $    178   $    287   $    259   $    209   $     94   $     52
          40         33         20         18         18         22         21         18         10          5
    $  11.03   $  10.25   $   9.24   $   7.31   $   9.65   $  13.09   $  12.27   $  11.57   $   9.46   $  10.28
        7.7%      10.9%      26.4%     (24.2%)     (3.5%)      6.6%       6.1%      22.2%      (8.1%)      2.8%
        1.1%       1.8%       1.5%       0.9%       1.8%       1.7%       2.2%       2.8%       3.6%      11.9%
    $  4,474   $  3,337   $  1,665   $    429   $     --   $  5,298   $  3,837   $  1,791   $    336   $     --
         355        285        158         51         --        400        310        153         35         --
    $  12.62   $  11.72   $  10.57   $   8.36   $     --   $  13.21   $  12.39   $  11.67   $   9.55   $     --
        7.7%      10.9%      26.4%     (16.4%)        --       6.6%       6.1%      22.2%      (4.5%)        --
        1.1%       1.8%       1.5%       3.2%         --       1.8%       2.5%       3.5%      10.0%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                   MAINSTAY VP
                                                    FLOATING
                                                     RATE--                           MAINSTAY VP
                                                  INITIAL CLASS                GOVERNMENT--INITIAL CLASS
                                                  -------------   ---------------------------------------------------
                                                      2005          2005       2004       2003       2002      2001
                                                  -------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................     $ 24,081     $ 10,877   $ 11,676   $ 12,095   $ 13,456   $ 8,224
Units Outstanding...............................        2,370          607        662        704        792       528
Variable Accumulation Unit Value................     $  10.16     $  17.92   $  17.63   $  17.18   $  16.98   $ 15.57
Total Return....................................         1.6%         1.7%       2.6%       1.2%       9.1%      5.9%
Investment Income Ratio.........................         4.7%         3.1%       4.1%       4.3%       3.8%      5.5%
GROUP 2 POLICIES(b)
Net Assets......................................     $    594     $  6,082   $  5,839   $  5,949   $  5,589   $ 2,237
Units Outstanding...............................           57          439        431        451        429       188
Variable Accumulation Unit Value................     $  10.18     $  13.82   $  13.56   $  13.19   $  13.01   $ 11.91
Total Return....................................         1.8%         1.9%       2.8%       1.4%       9.3%      6.1%
Investment Income Ratio.........................         5.1%         3.3%       4.2%       4.3%       4.3%      8.7%
GROUP 3 POLICIES
Net Assets......................................     $     --     $    185   $    165   $    120   $     90   $    --
Units Outstanding...............................           --           16         14         11          8        --
Variable Accumulation Unit Value................     $     --     $  11.72   $  11.45   $  11.08   $  10.88   $    --
Total Return....................................           --         2.4%       3.3%       1.9%       8.8%        --
Investment Income Ratio.........................           --         3.3%       4.6%       4.5%       4.4%        --
GROUP 4 POLICIES
Net Assets......................................     $    340     $  2,952   $  2,413   $  1,656   $    631   $    --
Units Outstanding...............................           33          257        215        152         59        --
Variable Accumulation Unit Value................     $  10.21     $  11.50   $  11.24   $  10.87   $  10.67   $    --
Total Return....................................         2.1%         2.4%       3.3%       1.9%       6.7%        --
Investment Income Ratio.........................         4.5%         3.4%       4.8%       5.9%      10.4%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 51,635   $ 53,870   $ 47,585   $ 30,983   $ 29,909   $  1,909   $  1,780   $  1,371   $    711   $    652
       2,057      2,203      2,179      1,921      1,879        188        183        157        104         76
    $  24.99   $  24.45   $  21.84   $  16.13   $  15.92   $  10.14   $   9.75   $   8.72   $   6.82   $   8.54
        2.2%      11.9%      35.4%       1.2%       4.2%       4.0%      11.9%      27.8%     (20.1%)     (9.1%)
        6.0%       7.6%       8.3%      10.7%      12.0%       1.2%       1.9%       1.9%       1.2%       1.0%
    $ 25,483   $ 24,317   $ 18,335   $  9,959   $  5,199   $  4,480   $  4,141   $  3,183   $  2,008   $  1,716
       1,589      1,554      1,314        969        514        423        407        351        284        194
    $  16.03   $  15.65   $  13.95   $  10.28   $  10.12   $  10.59   $  10.16   $   9.07   $   7.08   $   8.84
        2.4%      12.2%      35.7%       1.6%       4.3%       4.2%      12.1%      28.1%     (19.9%)     (9.0%)
        5.9%       7.6%       8.6%      12.7%      16.0%       1.2%       1.9%       1.6%       1.3%       1.2%
    $    558   $    544   $    411   $    271   $    234   $     92   $     91   $    350   $      9   $     --
          34         34         29         26         23          7          8         33          1         --
    $  16.25   $  15.78   $  14.00   $  10.27   $  10.06   $  12.41   $  11.86   $  10.52   $   8.18   $     --
        2.9%      12.7%      36.4%       2.1%       0.6%       4.7%      12.7%      28.7%     (18.2%)        --
        6.0%       6.5%       7.6%      11.3%     101.5%       1.1%       0.7%       1.8%       1.2%         --
    $ 14,260   $  8,986   $  3,601   $    851   $     --   $  1,557   $    899   $    323   $     68   $     --
         920        597        270         87         --        118         72         29          8         --
    $  15.50   $  15.06   $  13.36   $   9.79   $     --   $  13.14   $  12.55   $  11.14   $   8.66   $     --
        2.9%      12.7%      36.4%      (2.1%)        --       4.7%      12.7%      28.7%     (13.4%)        --
        7.0%       9.5%      11.0%      29.2%         --       1.4%       2.4%       2.2%       3.7%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                        MAINSTAY VP
                                           INTERNATIONAL EQUITY-- INITIAL CLASS
                                       ---------------------------------------------
                                        2005      2004      2003     2002     2001
                                       ---------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $19,433   $13,646   $8,605   $5,894   $ 5,424
Units Outstanding....................      962       725      533      471       412
Variable Accumulation Unit Value.....  $ 20.18   $ 18.82   $16.15   $12.51   $ 13.18
Total Return.........................     7.2%     16.5%    29.1%    (5.1%)   (14.6%)
Investment Income Ratio..............     1.9%      1.1%     2.0%     1.4%      1.3%
GROUP 2 POLICIES(b)
Net Assets...........................  $10,159   $ 6,258   $3,310   $1,670   $ 1,038
Units Outstanding....................      830       540      334      218       129
Variable Accumulation Unit Value.....  $ 12.44   $ 11.58   $ 9.92   $ 7.67   $  8.06
Total Return.........................     7.5%     16.8%    29.4%    (4.7%)   (14.4%)
Investment Income Ratio..............     2.0%      1.2%     2.3%     1.7%      1.5%
GROUP 3 POLICIES
Net Assets...........................  $    --   $    --   $   --   $   --   $    --
Units Outstanding....................       --        --       --       --        --
Variable Accumulation Unit Value.....  $    --   $    --   $   --   $   --   $    --
Total Return.........................       --        --       --       --        --
Investment Income Ratio..............       --        --       --       --        --
GROUP 4 POLICIES
Net Assets...........................  $ 5,891   $ 2,665   $  526   $   59   $    --
Units Outstanding....................      388       190       44        6        --
Variable Accumulation Unit Value.....  $ 15.16   $ 14.04   $11.96   $ 9.20   $    --
Total Return.........................     8.0%     17.3%    30.0%    (8.0%)       --
Investment Income Ratio..............     2.2%      1.6%     3.4%     5.6%        --


                                                         MAINSTAY VP
                                               LARGE CAP GROWTH--INITIAL CLASS
                                       -----------------------------------------------
                                        2005      2004      2003      2002      2001
                                       -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $ 3,170   $ 3,483   $ 3,207   $ 2,214   $ 2,750
Units Outstanding....................      454       517       461       405       359
Variable Accumulation Unit Value.....  $  6.99   $  6.74   $  6.95   $  5.47   $  7.67
Total Return.........................     3.6%     (3.0%)    27.2%    (28.7%)   (17.1%)
Investment Income Ratio..............       --      0.2%      0.2%      0.1%        --
GROUP 2 POLICIES(b)
Net Assets...........................  $12,396   $12,186   $12,283   $ 7,827   $ 7,326
Units Outstanding....................    1,305     1,332     1,305     1,060       709
Variable Accumulation Unit Value.....  $  9.50   $  9.15   $  9.41   $  7.39   $ 10.34
Total Return.........................     3.8%     (2.8%)    27.4%    (28.6%)   (16.9%)
Investment Income Ratio..............       --      0.2%      0.2%      0.1%        --
GROUP 3 POLICIES
Net Assets...........................  $   255   $   214   $   191   $    96   $    21
Units Outstanding....................       27        24        21        13         2
Variable Accumulation Unit Value.....  $  9.48   $  9.08   $  9.30   $  7.26   $ 10.11
Total Return.........................     4.3%     (2.3%)    28.1%    (28.2%)     1.1%
Investment Income Ratio..............       --      0.3%      0.2%      0.1%        --
GROUP 4 POLICIES
Net Assets...........................  $ 1,710   $ 1,257   $   655   $   159   $    --
Units Outstanding....................      158       122        62        19        --
Variable Accumulation Unit Value.....  $ 10.74   $ 10.29   $ 10.54   $  8.23   $    --
Total Return.........................     4.3%     (2.3%)    28.1%    (17.7%)       --
Investment Income Ratio..............       --      0.3%      0.2%      0.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP                                            MAINSTAY VP
                MID CAP CORE--INITIAL CLASS                           MID CAP GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $  9,347   $ 11,787   $  7,136   $  4,625   $  4,832   $ 11,166   $ 11,789   $  7,461   $  3,688   $  4,730
         612        890        654        570        515        846      1,041        802        570        518
    $  15.24   $  13.25   $  10.91   $   8.11   $   9.38   $  13.17   $  11.33   $   9.30   $   6.47   $   9.12
       15.1%      21.4%      34.6%     (13.5%)     (6.2%)     16.3%      21.8%      43.8%     (29.1%)     (8.8%)
        0.5%       0.6%       0.5%       0.3%       0.3%         --         --         --         --         --
    $  7,371   $  3,914   $  1,640   $    653   $    160   $ 10,811   $  6,775   $  3,517   $  1,074   $    344
         476        292        149         80         17        785        574        363        160         36
    $  15.48   $  13.43   $  11.04   $   8.19   $   9.45   $  13.76   $  11.81   $   9.68   $   6.72   $   9.46
       15.3%      21.6%      34.8%     (13.4%)     (5.5%)     16.5%      22.0%      44.1%     (28.9%)     (5.4%)
        0.7%       0.7%       0.6%       0.4%       1.0%         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --                    --         --         --         --         --         --         --         --
    $  5,976   $  2,594   $    566   $     73   $     --   $  9,842   $  4,691   $  1,304   $    256   $     --
         363        183         49          9         --        631        353        120         34         --
    $  16.47   $  14.21   $  11.63   $   8.58   $     --   $  15.58   $  13.31   $  10.85   $   7.50   $     --
       15.9%      22.2%      35.5%     (14.2%)        --      17.1%      22.6%      44.8%     (25.0%)        --
        0.7%       0.8%       0.8%       1.1%         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                        MAINSTAY VP
                                               MID CAP VALUE--INITIAL CLASS
                                       ---------------------------------------------
                                        2005      2004      2003     2002      2001
                                       ---------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $13,143   $14,820   $9,718   $ 6,585   $5,620
Units Outstanding....................    1,001     1,185      907       787      570
Variable Accumulation Unit Value.....  $ 13.13   $ 12.51   $10.72   $  8.37   $ 9.86
Total Return.........................     5.0%     16.7%    28.1%    (15.1%)   (1.4%)
Investment Income Ratio..............     0.8%      1.0%     1.1%      1.1%     1.1%
GROUP 2 POLICIES(b)
Net Assets...........................  $12,092   $ 9,228   $5,632   $ 2,954   $  962
Units Outstanding....................      912       733      523       352       97
Variable Accumulation Unit Value.....  $ 13.24   $ 12.59   $10.76   $  8.39   $ 9.87
Total Return.........................     5.2%     17.0%    28.3%    (15.0%)   (1.3%)
Investment Income Ratio..............     0.9%      1.0%     1.2%      1.4%     3.0%
GROUP 3 POLICIES
Net Assets...........................  $    --   $    --   $   --   $    --   $   --
Units Outstanding....................       --        --       --        --       --
Variable Accumulation Unit Value.....  $    --   $    --   $   --   $    --   $   --
Total Return.........................       --        --       --        --       --
Investment Income Ratio..............       --        --       --        --       --
GROUP 4 POLICIES
Net Assets...........................  $ 8,702   $ 4,862   $1,814   $   458   $   --
Units Outstanding....................      646       381      167        54       --
Variable Accumulation Unit Value.....  $ 13.47   $ 12.75   $10.84   $  8.41   $   --
Total Return.........................     5.7%     17.5%    29.0%    (15.9%)      --
Investment Income Ratio..............     0.9%      1.2%     1.5%      3.4%       --


                                                           MAINSTAY VP
                                                  S&P 500 INDEX--INITIAL CLASS
                                       ---------------------------------------------------
                                         2005       2004       2003      2002       2001
                                       ---------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $145,879   $146,432   $133,315   $99,916   $121,766
Units Outstanding....................     4,688      4,895      4,890     4,665      4,392
Variable Accumulation Unit Value.....  $  31.13   $  29.91   $  27.26   $ 21.42   $  27.73
Total Return.........................      4.1%       9.7%      27.3%    (22.8%)    (12.7%)
Investment Income Ratio..............      1.2%       1.6%       1.4%      1.3%       1.1%
GROUP 2 POLICIES(b)
Net Assets...........................  $ 74,782   $ 69,081   $ 56,757   $35,382   $ 29,324
Units Outstanding....................     7,305      7,035      6,355     5,053      3,241
Variable Accumulation Unit Value.....  $  10.24   $   9.82   $   8.93   $  7.00   $   9.05
Total Return.........................      4.3%       9.9%      27.6%    (22.6%)    (12.6%)
Investment Income Ratio..............      1.2%       1.7%       1.5%      1.5%       1.4%
GROUP 3 POLICIES
Net Assets...........................  $    623   $    817   $    410   $     9   $     --
Units Outstanding....................        53         74         41         1         --
Variable Accumulation Unit Value.....  $  11.64   $  11.11   $  10.06   $  7.85   $     --
Total Return.........................      4.8%      10.5%      28.2%    (21.5%)        --
Investment Income Ratio..............      1.1%       1.6%       3.1%      3.1%         --
GROUP 4 POLICIES
Net Assets...........................  $ 27,317   $ 18,720   $  6,886   $ 1,890   $     --
Units Outstanding....................     2,155      1,547        629       221         --
Variable Accumulation Unit Value.....  $  12.68   $  12.10   $  10.95   $  8.54   $     --
Total Return.........................      4.8%      10.5%      28.2%    (14.6%)        --
Investment Income Ratio..............      1.4%       2.2%       2.0%      4.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP                                            MAINSTAY VP
              SMALL CAP GROWTH--INITIAL CLASS                          TOTAL RETURN--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $  5,817   $ 10,272   $  8,132   $  4,477   $  5,104   $ 43,324   $ 44,038   $ 42,609   $ 36,510   $ 43,693
         529        967        831        644        536      1,981      2,129      2,175      2,215      2,197
    $  10.98   $  10.63   $   9.78   $   6.95   $   9.51   $  21.88   $  20.69   $  19.59   $  16.48   $  19.89
        3.3%       8.6%      40.7%     (26.9%)     (4.9%)      5.8%       5.6%      18.8%     (17.0%)    (11.3%)
          --         --         --         --         --       1.5%       1.7%       1.9%       2.5%       2.6%
    $  7,581   $  6,396   $  4,170   $  1,442   $    385   $ 14,630   $ 13,594   $ 11,610   $  8,019   $  6,514
         668        585        415        202         40      1,365      1,343      1,214        998        673
    $  11.32   $  10.93   $  10.04   $   7.12   $   9.73   $  10.73   $  10.12   $   9.57   $   8.03   $   9.68
        3.5%       8.9%      41.0%     (26.8%)     (2.7%)      6.0%       5.8%      19.1%     (16.9%)    (11.1%)
          --         --         --         --         --       1.6%       1.8%       2.1%       2.9%       4.0%
    $     --   $     --   $     --   $     --   $     --   $    108   $    101   $      3   $      1   $     --
          --         --         --         --         --          9          9         --         --         --
    $     --   $     --   $     --   $     --   $     --   $  11.59   $  10.88   $  10.23   $   8.55   $     --
          --         --         --         --         --       6.5%       6.4%      19.7%     (14.5%)        --
          --         --         --         --         --       1.6%       1.7%       2.2%       1.0%         --
    $  6,400   $  3,819   $  1,337   $    209   $     --   $  2,669   $  1,898   $    914   $    362   $     --
         486        301        115         26         --        218        165         84         40         --
    $  13.18   $  12.67   $  11.58   $   8.17   $     --   $  12.28   $  11.53   $  10.84   $   9.06   $     --
        4.1%       9.4%      41.7%     (18.3%)        --       6.5%       6.4%      19.7%      (9.4%)        --
          --         --         --         --         --       1.8%       2.2%       2.5%      13.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                      MAINSTAY VP
                                                                  VALUE--INITIAL CLASS
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $ 45,082   $ 44,899   $ 40,618   $ 31,545   $ 37,813
Units Outstanding...............................     1,955      2,054      2,053      2,017      1,895
Variable Accumulation Unit Value................  $  23.06   $  21.86   $  19.78   $  15.64   $  19.95
Total Return....................................      5.5%      10.5%      26.5%     (21.6%)     (0.3%)
Investment Income Ratio.........................      1.2%       1.2%       1.6%       1.4%       1.5%
GROUP 2 POLICIES(b)
Net Assets......................................  $ 19,019   $ 17,691   $ 14,265   $  8,835   $  5,849
Units Outstanding...............................     1,376      1,353      1,208        948        493
Variable Accumulation Unit Value................  $  13.82   $  13.08   $  11.81   $   9.32   $  11.86
Total Return....................................      5.7%      10.7%      26.7%     (21.4%)     (0.1%)
Investment Income Ratio.........................      1.2%       1.2%       1.7%       1.8%       2.7%
GROUP 3 POLICIES
Net Assets......................................  $  1,123   $  1,036   $    736   $    274   $    296
Units Outstanding...............................        94         92         73         35         29
Variable Accumulation Unit Value................  $  11.95   $  11.25   $  10.11   $   7.94   $  10.05
Total Return....................................      6.2%      11.3%      27.4%     (21.0%)      0.5%
Investment Income Ratio.........................      1.3%       1.6%       1.8%       1.4%       8.1%
GROUP 4 POLICIES
Net Assets......................................  $  5,490   $  3,975   $  2,025   $    708   $     --
Units Outstanding...............................       450        346        196         87         --
Variable Accumulation Unit Value................  $  12.19   $  11.48   $  10.31   $   8.10   $     --
Total Return....................................      6.2%      11.3%      27.4%     (19.0%)        --
Investment Income Ratio.........................      1.4%       1.4%       2.1%       4.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                                                                                                         AMERICAN CENTURY
                 ALGER AMERICAN                                    ALGER AMERICAN                          VP INFLATION
        LEVERAGED ALL CAP--CLASS O SHARES               SMALL CAPITALIZATION--CLASS O SHARES           PROTECTION-- CLASS II
    -----------------------------------------   ----------------------------------------------------   ---------------------
      2005       2004       2003       2002       2005       2004       2003       2002       2001       2005        2004
    ------------------------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $ 19,086   $ 16,480   $ 14,286   $  8,883   $ 10,628   $     --    $     --
          --         --         --         --      1,552      1,556      1,562      1,373      1,203         --          --
    $     --   $     --   $     --   $     --   $  12.29   $  10.59   $   9.15   $   6.47   $   8.83   $     --    $     --
          --         --         --         --      16.1%      15.8%      41.4%     (26.7%)    (30.0%)        --          --
          --         --         --         --         --         --         --         --         --         --          --
    $     --   $     --   $     --   $     --   $ 15,527   $ 12,816   $ 10,177   $  6,027   $  5,640   $     --    $     --
          --         --         --         --      1,668      1,601      1,475      1,237        850         --          --
    $     --   $     --   $     --   $     --   $   9.31   $   8.00   $   6.90   $   4.87   $   6.64   $     --    $     --
          --         --         --         --      16.3%      16.0%      41.6%     (26.6%)    (29.8%)        --          --
          --         --         --         --         --         --         --         --         --         --          --
    $     76   $     64   $     38   $      6   $  1,522   $  1,311   $    894   $     51   $     28   $      6    $      1
           5          5          3          1        103        104         83          7          3         --          --
    $  14.76   $  12.90   $  11.92   $   8.85   $  14.75   $  12.62   $  10.82   $   7.60   $  10.31   $  10.55    $  10.39
       14.4%       8.2%      34.7%     (11.5%)     16.9%      16.6%      42.3%     (26.2%)      3.1%       1.6%        3.9%
          --         --         --         --         --         --         --         --         --       5.4%        4.6%
    $     --   $     --   $     --   $     --   $  3,021   $  1,704   $    430   $     66   $     --   $     --    $     --
          --         --         --         --        188        124         37          8         --         --          --
    $     --   $     --   $     --   $     --   $  16.04   $  13.72   $  11.77   $   8.27   $     --   $     --    $     --
          --         --         --         --      16.9%      16.6%      42.3%     (17.3%)        --         --          --
          --         --         --         --         --         --         --         --         --         --          --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                             AMERICAN CENTURY VP
                                                           INTERNATIONAL--CLASS II
                                                  -----------------------------------------
                                                    2005       2004       2003       2002
                                                  -----------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $    119   $     53   $    208   $     --
Units Outstanding...............................         8          4         17         --
Variable Accumulation Unit Value................  $  15.55   $  13.74   $  11.98   $   9.63
Total Return....................................     13.1%      14.8%      24.4%      (3.7%)
Investment Income Ratio.........................      0.7%       3.0%         --         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





               AMERICAN CENTURY VP                                    CALVERT
                 VALUE--CLASS II                                  SOCIAL BALANCED
    -----------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2005       2004       2003       2002       2001
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $  1,642   $  1,518   $  1,377   $  1,178   $  1,275
          --         --         --         --        104        101         98         99         94
    $     --   $     --   $     --   $     --   $  15.84   $  15.09   $  14.04   $  11.85   $  13.58
          --         --         --         --       4.9%       7.5%      18.5%     (12.7%)     (7.6%)
          --         --         --         --       1.9%       1.7%       1.9%       2.9%       3.9%
    $     --   $     --   $     --   $     --   $  2,069   $  1,962   $  1,712   $  1,379   $    914
          --         --         --         --        184        183        172        165         95
    $     --   $     --   $     --   $     --   $  11.25   $  10.70   $   9.93   $   8.36   $   9.57
          --         --         --         --       5.1%       7.7%      18.7%     (12.6%)     (7.4%)
          --         --         --         --       1.8%       1.8%       2.0%       3.4%       5.8%
    $    290   $    973   $    189   $     --   $     --   $     --   $     --   $     --   $     --
          19         67         15         --         --         --         --         --         --
    $  15.18   $  14.48   $  12.68   $   9.84   $     --   $     --   $     --   $     --   $     --
        4.9%      14.2%      28.8%      (1.6%)        --         --         --         --         --
        1.6%       0.4%         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $    755   $    451   $    185   $     59   $     --
          --         --         --         --         59         37         17          6         --
    $     --   $     --   $     --   $     --   $  12.71   $  12.03   $  11.11   $   9.31   $     --
          --         --         --         --       5.7%       8.3%      19.3%      (6.9%)        --
          --         --         --         --       2.2%       2.4%       2.6%      16.8%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                                       DREYFUS IP
                                                                  TECHNOLOGY GROWTH--
                                                                     INITIAL SHARES
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $  2,819   $  3,086   $  1,633   $    320   $    279
Units Outstanding...............................       311        351        185         54         29
Variable Accumulation Unit Value................  $   9.06   $   8.79   $   8.81   $   5.88   $   9.77
Total Return....................................      3.1%      (0.2%)     49.9%     (39.8%)     (2.3%)
Investment Income Ratio.........................        --         --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $  2,785   $  2,429   $  1,884   $    550   $    191
Units Outstanding...............................       296        266        206         91         19
Variable Accumulation Unit Value................  $   9.43   $   9.13   $   9.13   $   6.08   $  10.08
Total Return....................................      3.3%       0.0%      50.2%     (39.7%)      0.8%
Investment Income Ratio.........................        --         --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $     63   $     75   $     53   $     24   $      5
Units Outstanding...............................         5          6          5          3         --
Variable Accumulation Unit Value................  $  12.00   $  11.56   $  11.51   $   7.63   $  12.59
Total Return....................................      3.8%       0.5%      51.0%     (39.4%)     25.9%
Investment Income Ratio.........................        --         --         --         --         --
GROUP 4 POLICIES
Net Assets......................................  $  2,514   $  1,641   $    637   $     68   $     --
Units Outstanding...............................       208        141         55          9         --
Variable Accumulation Unit Value................  $  12.08   $  11.64   $  11.59   $   7.68   $     --
Total Return....................................      3.8%       0.5%      51.0%     (23.2%)        --
Investment Income Ratio.........................        --         --         --         --         --


                                                           DREYFUS VIF
                                                       DEVELOPING LEADERS--
                                                          INITIAL SHARES
                                                  ------------------------------
                                                    2005       2004       2003
                                                  ------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --
GROUP 3 POLICIES
Net Assets......................................  $    326   $    279   $    135
Units Outstanding...............................        22         20         11
Variable Accumulation Unit Value................  $  15.02   $  14.20   $  12.75
Total Return....................................      5.8%      11.3%      27.5%
Investment Income Ratio.........................        --       0.2%         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                      FIDELITY(R) VIP                                        FIDELITY(R) VIP
                CONTRAFUND(R)--INITIAL CLASS                           EQUITY-INCOME--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 87,169   $ 71,268   $ 59,024   $ 43,637   $ 44,376   $ 28,755   $ 27,122   $ 22,122   $ 16,081   $ 17,855
       3,455      3,282      3,117      2,940      2,691      1,472      1,461      1,320      1,241      1,137
    $  25.21   $  21.71   $  18.94   $  14.84   $  16.49   $  19.52   $  18.57   $  16.76   $  12.95   $  15.71
       16.1%      14.7%      27.6%     (10.0%)    (12.8%)      5.1%      10.8%      29.4%     (17.7%)     (5.6%)
        0.3%       0.3%       0.4%       0.8%       0.8%       1.6%       1.4%       1.7%       1.7%       1.5%
    $ 53,530   $ 40,911   $ 30,734   $ 19,700   $ 15,235   $ 17,890   $ 16,306   $ 12,853   $  7,626   $  5,786
       3,613      3,214      2,774      2,273      1,586      1,323      1,270      1,111        855        536
    $  14.81   $  12.73   $  11.08   $   8.67   $   9.61   $  13.52   $  12.84   $  11.57   $   8.92   $  10.79
       16.4%      14.9%      27.8%      (9.8%)    (12.6%)      5.3%      11.0%      29.7%     (17.3%)     (5.4%)
        0.3%       0.3%       0.4%       0.7%       0.5%       1.6%       1.4%       1.6%       1.4%       1.1%
    $  3,083   $  1,376   $    641   $    177   $    168   $    564   $    401   $    732   $     47   $      1
         199        104         56         20         17         43         32         66          6         --
    $  15.50   $  13.26   $  11.48   $   8.94   $   9.86   $  13.19   $  12.46   $  11.17   $   8.57   $  10.32
       16.9%      15.5%      28.5%      (9.3%)     (1.4%)      5.9%      11.5%      30.3%     (17.1%)      3.2%
        0.2%       0.3%       0.4%       0.8%         --       1.4%       2.8%       0.3%       0.5%         --
    $ 14,699   $  6,747   $  2,500   $    523   $     --   $  7,732   $  4,697   $  1,449   $    334   $     --
         946        509        218         59         --        589        380        131         39         --
    $  15.49   $  13.25   $  11.47   $   8.93   $     --   $  13.09   $  12.36   $  11.09   $   8.51   $     --
       16.9%      15.5%      28.5%     (10.7%)        --       5.9%      11.5%      30.3%     (14.9%)        --
        0.2%       0.2%       0.2%         --         --       1.3%       0.9%       0.9%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                    FIDELITY(R) VIP
                                                                 GROWTH--INITIAL CLASS
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $    344   $    316   $    258   $    101   $    150
Units Outstanding...............................        35         34         28         15         15
Variable Accumulation Unit Value................  $   9.90   $   9.36   $   9.05   $   6.82   $   9.75
Total Return....................................      5.8%       3.4%      32.8%     (30.1%)     (2.5%)
Investment Income Ratio.........................      0.5%       0.2%       0.2%       0.3%         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                                                           FIDELITY(R) VIP
                  FIDELITY(R) VIP                         INVESTMENT GRADE                         FIDELITY(R) VIP
             INDEX 500--INITIAL CLASS                    BOND--INITIAL CLASS                    MID CAP--INITIAL CLASS
    -------------------------------------------   ---------------------------------   ------------------------------------------
     2005     2004     2003     2002      2001     2005     2004     2003     2002     2005     2004     2003     2002     2001
    ----------------------------------------------------------------------------------------------------------------------------
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $1,486   $  906   $  613   $    87   $  102   $  202   $   28   $   89   $   51   $2,972   $1,800   $  632   $  393   $  344
       132       84       63        11       10       18        3        8        5      156      112       49       42       33
    $11.30   $10.78   $ 9.74   $  7.59   $ 9.76   $11.42   $11.18   $10.70   $10.17   $19.05   $16.10   $12.89   $ 9.30   $10.31
      4.8%    10.6%    28.4%    (22.2%)   (2.4%)    2.2%     4.5%     5.2%     1.7%    18.3%    24.9%    38.6%    (9.8%)    3.1%
      1.3%     1.7%     0.7%      1.3%       --     0.7%    10.1%     4.1%       --       --       --     0.4%     0.8%       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                               FIDELITY(R) VIP
                                                           OVERSEAS--INITIAL CLASS
                                                  -----------------------------------------
                                                    2005       2004       2003       2002
                                                  -----------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $  1,360   $    525   $    509   $      1
Units Outstanding...............................        89         41         45         --
Variable Accumulation Unit Value................  $  15.28   $  12.83   $  11.29   $   7.88
Total Return....................................     19.0%      13.6%      43.4%     (21.2%)
Investment Income Ratio.........................      0.4%       0.9%       0.1%         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                     JANUS ASPEN SERIES                                     JANUS ASPEN SERIES
               BALANCED--INSTITUTIONAL SHARES                      MID CAP GROWTH--INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 43,947   $ 43,708   $ 43,234   $ 36,821   $ 35,709   $     --   $     --   $     --   $     --   $     --
       1,906      2,031      2,165      2,089      1,882         --         --         --         --         --
    $  23.07   $  21.52   $  19.97   $  17.63   $  18.98   $     --   $     --   $     --   $     --   $     --
        7.2%       7.8%      13.3%      (7.1%)     (5.3%)        --         --         --         --         --
        2.3%       2.3%       2.3%       2.5%       2.7%         --         --         --         --         --
    $ 58,315   $ 54,629   $ 47,916   $ 36,285   $ 26,919   $     --   $     --   $     --   $     --   $     --
       4,460      4,488      4,251      3,653      2,523         --         --         --         --         --
    $  13.08   $  12.17   $  11.27   $   9.93   $  10.67   $     --   $     --   $     --   $     --   $     --
        7.4%       8.0%      13.5%      (6.9%)     (5.2%)        --         --         --         --         --
        2.3%       2.3%       2.3%       2.7%       3.1%         --         --         --         --         --
    $    394   $    335   $    246   $    110   $     86   $    132   $    114   $     27   $      2   $      1
          31         29         23         12          9          9          9          3         --         --
    $  12.56   $  11.63   $  10.72   $   9.40   $  10.04   $  14.12   $  12.57   $  10.41   $   7.70   $  10.69
        7.9%       8.5%      14.0%      (6.3%)      0.4%      12.3%      20.7%      35.1%     (27.9%)      6.9%
        2.3%       2.3%       2.5%       2.4%       4.2%         --         --         --         --         --
    $  9,348   $  6,487   $  3,422   $  1,084   $     --   $     --   $     --   $     --   $     --   $     --
         738        553        317        114         --         --         --         --         --         --
    $  12.65   $  11.72   $  10.80   $   9.47   $     --   $     --   $     --   $     --   $     --   $     --
        7.9%       8.5%      14.0%      (5.3%)        --         --         --         --         --         --
        2.4%       2.7%       2.6%       4.4%         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                   JANUS ASPEN SERIES
                                                         WORLDWIDE GROWTH--INSTITUTIONAL SHARES
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $ 50,767   $ 52,683   $ 51,897   $ 41,366   $ 52,870
Units Outstanding...............................     3,028      3,304      3,386      3,323      3,142
Variable Accumulation Unit Value................  $  16.76   $  15.95   $  15.33   $  12.45   $  16.82
Total Return....................................      5.1%       4.0%      23.1%     (25.9%)    (23.0%)
Investment Income Ratio.........................      1.4%       1.0%       1.1%       0.9%       0.5%

GROUP 2 POLICIES(b)
Net Assets......................................  $ 47,111   $ 45,284   $ 40,827   $ 27,454   $ 25,080
Units Outstanding...............................     5,136      5,200      4,887      4,055      2,746
Variable Accumulation Unit Value................  $   9.17   $   8.71   $   8.35   $   6.77   $   9.13
Total Return....................................      5.3%       4.3%      23.4%     (25.7%)    (22.9%)
Investment Income Ratio.........................      1.4%       1.0%       1.1%       1.0%       0.6%

GROUP 3 POLICIES
Net Assets......................................  $    258   $    241   $    185   $    136   $    104
Units Outstanding...............................        25         24         20         18         10
Variable Accumulation Unit Value................  $  10.50   $   9.91   $   9.46   $   7.63   $  10.24
Total Return....................................      5.9%       4.8%      24.0%     (25.4%)      2.4%
Investment Income Ratio.........................      1.4%       1.0%       1.0%       1.1%       1.0%

GROUP 4 POLICIES
Net Assets......................................  $  4,256   $  2,999   $  1,530   $    418   $     --
Units Outstanding...............................       378        282        151         51         --
Variable Accumulation Unit Value................  $  11.26   $  10.63   $  10.15   $   8.19   $     --
Total Return....................................      5.9%       4.8%      24.0%     (18.1%)        --
Investment Income Ratio.........................      1.5%       1.2%       1.1%       1.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                                                                       MFS(R)                     MFS(R)
                           MFS(R)                                  NEW DISCOVERY             RESEARCH SERIES--
           INVESTORS TRUST SERIES--INITIAL CLASS               SERIES--INITIAL CLASS           INITIAL CLASS
    ----------------------------------------------------   ------------------------------   -------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2005       2004
    -----------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --
    $     60   $     58   $     54   $     46   $     61   $     69   $     62   $     22   $     --   $     --
           5          5          6          6          6          6          6          2         --         --
    $  11.50   $  10.72   $   9.63   $   7.88   $   9.97   $  11.81   $  11.22   $  10.54   $  11.93   $  11.70
        7.3%      11.4%      22.1%     (21.0%)     (0.3%)      5.2%       6.5%       5.4%       2.0%      17.0%
        0.5%       0.6%       0.7%       0.5%         --         --         --         --       0.6%         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                              MFS(R)
                                                        UTILITIES SERIES--
                                                          INITIAL CLASS
                                                  ------------------------------
                                                    2005       2004       2003
                                                  ------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --
GROUP 3 POLICIES
Net Assets......................................  $     54   $     19   $      5
Units Outstanding...............................         3          1         --
Variable Accumulation Unit Value................  $  19.58   $  16.76   $  12.87
Total Return....................................     16.8%      30.2%      28.7%
Investment Income Ratio.........................      0.3%       0.8%       2.2%
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --


                                                                  NEUBERGER BERMAN AMT
                                                                MID-CAP GROWTH--CLASS I
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $     71   $     83   $     39   $     10   $      4
Units Outstanding...............................         5          7          4          1         --
Variable Accumulation Unit Value................  $  13.79   $  12.12   $  10.42   $   8.14   $  11.52
Total Return....................................     13.7%      16.3%      28.1%     (29.3%)     15.2%
Investment Income Ratio.........................        --         --         --         --         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





        PIMCO            PIMCO
     REAL RETURN-    TOTAL RETURN-      ROYCE       ROYCE
    ADMINISTRATIVE   ADMINISTRATIVE   MICRO-CAP   SMALL-CAP                      T. ROWE PRICE
     CLASS SHARES     CLASS SHARES    PORTFOLIO   PORTFOLIO                 EQUITY INCOME PORTFOLIO
    --------------   --------------   ---------   ---------   ----------------------------------------------------
         2005             2005          2005        2005        2005       2004       2003       2002       2001
    --------------------------------------------------------------------------------------------------------------
       $     --         $     --      $     99    $    118    $ 16,049   $ 10,984   $  6,156   $  3,525   $  2,013
             --               --            10          12       1,142        807        516        368        182
       $     --         $     --      $  10.24    $  10.16    $  14.04   $  13.61   $  11.92   $   9.57   $  11.09
             --               --          2.4%        1.6%        3.2%      14.1%      24.6%     (13.7%)      0.7%
             --               --          2.6%          --        1.7%       1.7%       1.8%       1.8%       1.8%
       $     --         $     --      $     91    $     69    $ 21,744   $ 17,806   $ 12,402   $  6,921   $  3,893
             --               --             9           7       1,524      1,292      1,029        717        349
       $     --         $     --      $  10.20    $  10.06    $  14.25   $  13.78   $  12.05   $   9.65   $  11.16
             --               --          2.0%        0.6%        3.4%      14.3%      24.9%     (13.5%)      0.9%
             --               --          4.3%          --        1.6%       1.6%       1.8%       1.8%       1.7%
       $      2         $      5      $     --    $     --    $    772   $    626   $    662   $    276   $    207
             --               --            --          --          60         50         61         32         21
       $   9.89         $   9.92      $     --    $     --    $  12.96   $  12.47   $  10.85   $   8.65   $   9.96
          (1.1%)           (0.8%)           --          --        3.9%      14.9%      25.5%     (13.3%)     (0.4%)
           3.4%             4.0%            --          --        1.6%       1.6%       1.8%       1.8%       3.3%
       $     --         $     --      $    115    $    148    $  9,931   $  5,421   $  1,764   $    298   $     --
             --               --            11          15         762        432        162         34         --
       $     --         $     --      $  10.20    $  10.18    $  13.04   $  12.55   $  10.92   $   8.70   $     --
             --               --          2.0%        1.8%        3.9%      14.9%      25.5%     (13.0%)        --
             --               --          1.1%          --        1.7%       1.8%       1.9%       2.7%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                T. ROWE PRICE                  VAN ECK WORLDWIDE
                                                         LIMITED-TERM BOND PORTFOLIO            ABSOLUTE RETURN
                                                  -----------------------------------------   -------------------
                                                    2005       2004       2003       2002       2005       2004
                                                  ---------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $    154   $    162   $    269   $     86   $     --   $     --
Units Outstanding...............................        14         15         26          8         --         --
Variable Accumulation Unit Value................  $  10.83   $  10.64   $  10.52   $  10.09   $     --   $   9.87
Total Return....................................      1.7%       1.1%       4.3%       0.9%         --      (1.3%)
Investment Income Ratio.........................      3.6%       3.4%       3.5%       4.3%         --         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------




                                        VAN KAMPEN UIF
         VAN ECK WORLDWIDE             EMERGING MARKETS                         VAN KAMPEN UIF
            HARD ASSETS                  DEBT--CLASS I                 EMERGING MARKETS EQUITY--CLASS I
    ---------------------------   ---------------------------   -----------------------------------------------
     2005      2004      2003      2005      2004      2003      2005      2004      2003      2002      2001
    -----------------------------------------------------------------------------------------------------------
    $   454   $    --   $    --   $    --   $    --   $    --   $18,450   $12,536   $ 9,762   $ 5,859   $ 6,070
         39        --        --        --        --        --     1,031       932       888       792       742
    $ 11.35   $    --   $    --   $    --   $    --   $    --   $ 17.87   $ 13.45   $ 11.00   $  7.40   $  8.18
      13.5%        --        --        --        --        --     32.9%     22.3%     48.6%     (9.5%)    (7.2%)
         --        --        --        --        --        --      0.4%      0.7%        --        --        --
    $   158   $    --   $    --   $    --   $    --   $    --   $13,512   $ 8,674   $ 6,724   $ 3,494   $ 2,877
         14        --        --        --        --        --       722       627       595       461       344
    $ 10.95   $    --   $    --   $    --   $    --   $    --   $ 18.42   $ 13.83   $ 11.29   $  7.58   $  8.36
       9.5%        --        --        --        --        --     33.2%     22.5%     48.9%     (9.4%)    (7.0%)
         --        --        --        --        --        --      0.4%      0.7%        --        --        --
    $   536   $    30   $     4   $    32   $    24   $    20   $   107   $    75   $     2   $     1   $    --
         25         2        --         2         2         2         5         5        --        --        --
    $ 21.39   $ 14.11   $ 11.38   $ 13.52   $ 12.05   $ 10.94   $ 19.92   $ 14.88   $ 12.09   $  8.07   $    --
      51.7%     24.0%     13.8%     12.3%     10.1%      9.4%     33.9%     23.1%     49.7%    (19.3%)       --
         --      1.8%        --      7.6%      6.8%        --      0.4%      0.4%        --        --        --
    $   135   $    --   $    --   $    --   $    --   $    --   $ 4,671   $ 1,257   $   371   $    74   $    --
         12        --        --        --        --        --       228        82        30         9        --
    $ 11.35   $    --   $    --   $    --   $    --   $    --   $ 20.47   $ 15.29   $ 12.42   $  8.30   $    --
      13.5%        --        --        --        --        --     33.8%     23.1%     49.7%    (17.0%)       --
         --        --        --        --        --        --      0.3%      0.6%        --        --        --


           VAN KAMPEN UIF
      U.S. REAL ESTATE--CLASS I
     ---------------------------
      2005      2004      2003
     ---------------------------
     $    --   $    --   $    --
          --        --        --
     $    --   $    --   $    --
          --        --        --
          --        --        --
     $    --   $    --   $    --
          --        --        --
     $    --   $    --   $    --
          --        --        --
          --        --        --
     $    48   $    17   $     4
           2         1        --
     $ 19.16   $ 16.37   $ 12.00
       17.1%     36.4%     20.0%
        0.9%      1.3%        --
     $    --   $    --   $    --
          --        --        --
     $    --   $    --   $    --
          --        --        --
          --        --        --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MainStay VP Balanced--Initial Class, MainStay VP Basic Value--Initial Class (formerly known as MainStay VP Dreyfus Large Company Value--Initial Class), MainStay VP Bond--Initial Class, MainStay VP Capital Appreciation--Initial Class, MainStay VP Cash Management, MainStay VP Common Stock--Initial Class, MainStay VP Convertible--Initial Class, MainStay VP Floating Rate--Initial Class, MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class, MainStay VP Income & Growth--Initial Class (formerly known as MainStay VP American Century Income & Growth--Initial Class), MainStay VP International Equity--Initial Class, MainStay VP Large Cap Growth--Initial Class (formerly known as MainStay VP Growth--Initial Class and MainStay VP Eagle Asset Management Growth Equity--Initial Class), MainStay VP Mid Cap Core--Initial Class, MainStay VP Mid Cap Growth--Initial Class, MainStay VP Mid Cap Value--Initial Class, MainStay VP S&P 500 Index--Initial Class, MainStay VP Small Cap Growth--Initial Class, MainStay VP Total Return--Initial Class, MainStay VP Value--Initial Class, Alger American Leveraged All Cap--Class O Shares, Alger American Small Capitalization--Class O Shares, American Century VP Inflation Protection--Class II, American Century VP International--Class II, American Century VP Value--Class II, Calvert Social Balanced, Dreyfus IP Technology Growth--Initial Shares, Dreyfus VIF Developing Leaders--Initial Shares, Fidelity(R) VIP Contrafund(R)--Initial Class, Fidelity(R) VIP Equity-Income--Initial Class, Fidelity(R) VIP Growth--Initial Class, Fidelity(R) VIP Index 500--Initial Class, Fidelity(R) VIP Investment Grade Bond--Initial Class, Fidelity(R) VIP Mid Cap--Initial Class, Fidelity(R) VIP Overseas--Initial Class, Janus Aspen Series Balanced--Institutional Shares, Janus Aspen Series Mid Cap Growth--Institutional Shares, Janus Aspen Series Worldwide Growth--Institutional Shares, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class, MFS(R) Research Series--Initial Class, MFS(R) Utilities Series--Initial Class, Neuberger Berman AMT Mid-Cap Growth--Class I, PIMCO Real Return--Administrative Class Shares, PIMCO Total Return--Administrative Class Shares, Royce Micro-Cap Portfolio, Royce Small-Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited--Term Bond Portfolio, Van Eck Worldwide Absolute Return, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Debt--Class I, Van Kampen UIF Emerging Markets Equity--Class I, and Van Kampen UIF U.S. Real Estate--Class I Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) as of December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2005 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2006

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2005 AND 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
                                    ASSETS
Fixed maturities, at fair value
  Available for sale........................................  $36,467   $34,527
  Trading securities........................................       13        26
Equity securities, at fair value
  Available for sale........................................       32        40
  Trading securities........................................       56        79
Mortgage loans..............................................    3,609     3,090
Policy loans................................................      599       570
Other long-term investments.................................      404       667
                                                              -------   -------
     Total investments......................................   41,180    38,999
Cash and cash equivalents...................................      422       680
Deferred policy acquisition costs...........................    2,978     2,437
Interest in annuity contracts...............................    4,005     3,712
Amounts recoverable from reinsurer..........................    6,090     5,935
Other assets................................................      754     1,351
Separate account assets.....................................   13,990    12,704
                                                              -------   -------
     Total assets...........................................  $69,419   $65,818
                                                              =======   =======

                     LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES
Policyholders' account balances.............................  $38,413   $34,715
Future policy benefits......................................    1,460     1,360
Policy claims...............................................      126       151
Obligations under structured settlement agreements..........    4,005     3,712
Amounts payable to reinsurer................................    4,844     4,553
Other liabilities...........................................    2,087     4,000
Separate account liabilities................................   13,990    12,704
                                                              -------   -------
     Total liabilities......................................   64,925    61,195
                                                              -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares
  authorized, 2,500 issued and outstanding).................       25        25
Additional paid in capital..................................    1,410     1,410
Accumulated other comprehensive income......................      231       653
Retained earnings...........................................    2,828     2,535
                                                              -------   -------
     Total stockholder's equity.............................    4,494     4,623
                                                              -------   -------
     Total liabilities and stockholder's equity.............  $69,419   $65,818
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums..................................................  $  138   $   29   $    3
  Fees-universal life and annuity policies..................     366      669      603
  Net investment income.....................................   2,187    2,006    1,801
  Net investment gains/(losses).............................      --       31       (3)
  Net revenue from reinsurance..............................     276        4        7
  Other income..............................................      33       26       24
                                                              ------   ------   ------
     Total revenues.........................................   3,000    2,765    2,435
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances......   1,488    1,376    1,257
  Policyholder benefits.....................................     216      169      139
  Operating expenses........................................     865      762      664
                                                              ------   ------   ------
     Total expenses.........................................   2,569    2,307    2,060
                                                              ------   ------   ------
  Income before income taxes................................     431      458      375
  Income tax expense........................................     138      150      116
                                                              ------   ------   ------
NET INCOME..................................................  $  293   $  308   $  259
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                                                             ACCUMULATED
                                                                                OTHER
                                                    ADDITIONAL              COMPREHENSIVE       TOTAL
                                          CAPITAL    PAID IN     RETAINED      INCOME       STOCKHOLDER'S
                                           STOCK     CAPITAL     EARNINGS      (LOSS)          EQUITY
                                          -------   ----------   --------   -------------   -------------
                                                                   (IN MI}LIONS)
BALANCE AT JANUARY 1, 2003..............    $25       $  910      $1,968        $ 451          $3,354
                                                                                               ------
Comprehensive income:
  Net income............................                             259                          259
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                          139             139
                                                                                               ------
  Other comprehensive income............                                                          139
                                                                                               ------
Total comprehensive income..............                                                          398
  Capital contribution..................                 500                                      500
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2003............     25        1,410       2,227          590           4,252
                                                                                               ------
Comprehensive income:
  Net income............................                             308                          308
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                           63              63
                                                                                               ------
  Other comprehensive income............                                                           63
                                                                                               ------
Total comprehensive income..............                                                          371
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2004............     25        1,410       2,535          653           4,623
                                                                                               ------
Comprehensive income:
  Net income............................                             293                          293
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                         (422)           (422)
                                                                                               ------
  Other comprehensive income............                                                         (422)
                                                                                               ------
Total comprehensive income..............                                                         (129)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2005............    $25       $1,410      $2,828        $ 231          $4,494
                                            ===       ======      ======        =====          ======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2005       2004       2003
                                                              --------   --------   --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $    293   $    308   $    259
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................        62         43         35
    Net capitalization of deferred policy acquisition
      costs.................................................      (232)      (318)      (336)
    Annuity and universal life fees.........................      (375)      (338)      (296)
    Interest credited to policyholders' account balances....     1,488      1,376      1,257
    Net investment (gains) losses...........................        --        (31)         3
    Deferred income taxes...................................        16         63         17
    Amortization of deferred gains on intercompany
      reinsurance...........................................       (20)        --         --
    (Increase) decrease in:
      Net separate account assets and liabilities...........        --          3         19
      Other assets and other liabilities....................       (31)       (14)      (257)
      Reinsurance recoverables and payables.................        76        (61)         7
      Trading securities....................................        32         36         89
    Increase (decrease) in:
      Policy claims.........................................       (25)        44          4
      Future policy benefits................................       156         19        (23)
                                                              --------   --------   --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES..........     1,440      1,130        778
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available for sale fixed maturities.............    17,013     21,439     22,559
    Maturity of available for sale fixed maturities.........       532        567        418
    Sale of equity securities...............................        39         25         39
    Repayment of mortgage loans.............................       459        480        776
    Sale of other investments...............................       329         34        520
  Cost of:
    Available for sale fixed maturities acquired............   (20,135)   (26,796)   (27,666)
    Equity securities acquired..............................       (10)       (17)       (19)
    Mortgage loans acquired.................................      (978)      (852)    (1,052)
    Other investments acquired..............................       (70)      (443)       (70)
  Policy loans (net)........................................       (29)        (8)        14
                                                              --------   --------   --------
         NET CASH USED IN INVESTING ACTIVITIES..............    (2,850)    (5,571)    (4,481)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits................................................     5,828      6,235      5,094
    Withdrawals.............................................    (2,981)    (2,147)    (1,715)
    Net transfers to the separate accounts..................      (254)      (458)      (258)
  (Decrease) increase in loaned securities..................      (341)      (369)       125
  Securities sold under agreements to repurchase (net)......      (867)       866       (644)
  Net (paydowns) proceeds from affiliated credit
    agreements..............................................      (233)       233         --
  Capital contribution received from parent.................        --         --        500
                                                              --------   --------   --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES..........     1,152      4,360      3,102
                                                              --------   --------   --------
Net increase (decrease) in cash and cash equivalents........      (258)       (81)      (601)
                                                              --------   --------   --------
Cash and cash equivalents, beginning of year................       680        761      1,362
                                                              --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    422   $    680   $    761
                                                              ========   ========   ========

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2005, 2004 AND 2003

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading securities are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Equity securities classified as available-for-sale, reflect unrealized gains and losses in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the Consolidated Balance Sheet and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of depreciated cost or fair value less estimated selling costs. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements and are recorded at the amount of cash received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Deferred acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions on the expected gross profits result in retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     Deferred acquisition costs for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the lives of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

  SALES INDUCEMENTS

     For some Deferred Annuity products, the Company offers new policyholders a bonus equal to a specified percentage of the policyholder's deposit. The Company defers these sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other Assets on the Consolidated Balance Sheet.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, payable to affiliates, net deferred tax liabilities and repurchase agreements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the Consolidated Statement of Income. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

     Net revenue from reinsurance primarily represents the experience rated refund, the amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in
Note 9 -- Reinsurance. This reserve adjustment excludes ceded Universal Life fees and ceded Policyholder Benefits, which are included on these respective lines on the Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2005 and 2004, all separate account assets are

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

stated at fair value. Separate account liabilities at December 31, 2005 and 2004 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, mortgage loans, cash equivalents, and short-term investments are reported in Note 2 -- Significant Accounting Policies and Note
3 -- Investments. Fair values of policyholders' account balances are reported in
Note 5 -- Policyholders' Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2004, the Company adopted Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities at January 1, 2004. The Company currently offers enhanced crediting rates or day one bonus payments to contractholders on certain of its annuity products. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumptions used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products will no longer be eligible for capitalization. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income.

     Effective January 1, 2004, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

     The Company has adopted the provisions of Financial Accounting Standards Board Interpretation No. 46(R) ("FIN 46(R)"). In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities or entitled to receive a majority of the entity's residual returns. On December 17, 2003, the FASB issued FIN 46(R) ("Revised Interpretation" of FIN
46), which amended certain aspects of FIN 46. For all VIEs created before December 31, 2003, the Company was required to adopt FIN 46(R) as of January 1, 2005. For VIEs created after December 31, 2003, the Company applied FIN 46(R) in 2004. At December 31, 2004, the Company held $52 million of invested assets issued by VIEs, created after December 31, 2003, and determined to be a significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $20 million and private placement structured notes totaling $24 million) and other equity investments (asset-backed securitizations totaling $8 million). These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

     At December 31, 2005 the Company held significant variable interests in certain VIEs. The Company's total investment in these VIEs was $182 million. These investments consist of fixed maturities (asset-backed securitizations totaling $54 million, and private placement structured notes totaling $94 million) and other long-term equity investments (equity in asset-backed securitizations totaling $32 million and limited partnership interests totaling $2 million). These VIEs did not require consolidation at January 1, 2005 or throughout the year because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for the impairment and investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. There was no material impact to net income from the adoption of FIN 46(R).

     In September 2005, the Accounting Standards Executive Committee ("ACSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-01"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("SFAS") No. 97. SOP 05-01 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-01 on January 1, 2007. The Company is currently assessing the impact of SOP 05-01 on the Company's consolidated statements at the date of adoption.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In November 2005 the FASB issued Staff Position Paper ("FSP") No. 115-1 ("FSP 115-1"), which is entitled "The Meaning Of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The provisions of FSP 115-1 are effective January 1, 2006, and it is not expected to have a material impact on the Company's Consolidated Statement of Income at the date of adoption.

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2005 and 2004, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                       2005                     2004
                                              ----------------------   ----------------------
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
AVAILABLE FOR SALE                              COST      FAIR VALUE     COST      FAIR VALUE
------------------                            ---------   ----------   ---------   ----------
Due in one year or less.....................   $ 1,707     $ 1,714      $   869     $   878
Due after one year through five years.......     6,849       6,850        6,238       6,436
Due after five years through ten years......    11,796      11,912       10,262      10,807
Due after ten years.........................     4,254       4,566        4,416       4,804
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.................................     1,625       1,603        1,453       1,471
  Other mortgage-backed securities..........     7,263       7,321        7,290       7,540
  Other asset-backed securities.............     2,512       2,501        2,558       2,591
                                               -------     -------      -------     -------
  TOTAL AVAILABLE FOR SALE..................   $36,006     $36,467      $33,086     $34,527
                                               =======     =======      =======     =======

     At December 31, 2005 and 2004, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                   2005
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE FOR SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,047       $ 32         $ 30       $ 2,049
U.S. agencies, state and municipal.........       545         48            2           591
Foreign governments........................       144          5           --           149
Corporate..................................    23,495        643          282        23,856
Mortgage-backed securities.................     7,263        130           72         7,321
Asset-backed securities....................     2,512         17           28         2,501
                                              -------       ----         ----       -------
  TOTAL AVAILABLE FOR SALE.................   $36,006       $875         $414       $36,467
                                              =======       ====         ====       =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2004
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE FOR SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 1,571      $   34        $  7       $ 1,598
U.S. agencies, state and municipal.........       461          36           1           496
Foreign governments........................       546          61          --           607
Corporate..................................    20,660       1,114          79        21,695
Mortgage-backed securities.................     7,290         266          16         7,540
Asset-backed securities....................     2,558          45          12         2,591
                                              -------      ------        ----       -------
  TOTAL AVAILABLE FOR SALE.................   $33,086      $1,556        $115       $34,527
                                              =======      ======        ====       =======

     At December 31, 2005 and 2004, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $141 million and $47 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled $3 million and $5 million at December 31, 2005 and 2004, respectively. These investments have been deemed other than temporarily impaired.

  EQUITY SECURITIES

     At December 31, 2005 and 2004, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                        UNREALIZED   UNREALIZED   ESTIMATED
                                                 COST     GAINS        LOSSES     FAIR VALUE
                                                 ----   ----------   ----------   ----------
2005...........................................  $30        $2         $  --         $32
2004...........................................  $38        $3         $   1         $40

  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2005 and 2004 was estimated to be $3,678 million and $3,264 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2005 and 2004, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $190 million and $83 million at fixed and floating interest rates ranging from 3.6% to 12.3% and from 2.7% to 7.2%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2005 and 2004, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                            2005               2004
                                                      ----------------   ----------------
                                                      CARRYING   % OF    CARRYING   % OF
                                                       VALUE     TOTAL    VALUE     TOTAL
                                                      --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings..................................   $1,094     30.3%   $1,022     33.1%
  Residential.......................................      947     26.2%      762     24.7%
  Retail facilities.................................      637     17.7%      536     17.3%
  Industrial........................................      494     13.7%      419     13.6%
  Apartment buildings...............................      344      9.5%      301      9.7%
  Other.............................................       93      2.6%       50      1.6%
                                                       ------    -----    ------    -----
     TOTAL..........................................   $3,609    100.0%   $3,090    100.0%
                                                       ======    =====    ======    =====
GEOGRAPHIC REGION:
  Pacific...........................................   $  994     27.6%   $  760     24.6%
  Central...........................................      895     24.8%      799     25.9%
  South Atlantic....................................      842     23.3%      752     24.3%
  Middle Atlantic...................................      632     17.5%      557     18.0%
  New England.......................................      245      6.8%      222      7.2%
  Other.............................................        1      0.0%       --      0.0%
                                                       ------    -----    ------    -----
     TOTAL..........................................   $3,609    100.0%   $3,090    100.0%
                                                       ======    =====    ======    =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2005 and 2004 is summarized below (in millions):

                                                              2005   2004
                                                              ----   ----
Beginning balance...........................................  $ 9    $ 5
Additions charged to operations.............................   --      4
Reduction due to sale.......................................   (3)    --
                                                              ---    ---
ENDING BALANCE..............................................  $ 6    $ 9
                                                              ===    ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2005 and 2004 were as follows (in millions):

                                                              2005   2004
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $229   $516
Collateralized third party commercial loans.................    71     68
Limited partnerships........................................    68     48
Derivatives.................................................    21     21
Real estate.................................................    11     11
Other.......................................................     4      3
                                                              ----   ----
  TOTAL OTHER LONG-TERM INVESTMENTS.........................  $404   $667
                                                              ====   ====

     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate was $5 million for both December 31, 2005 and 2004. Depreciation expense for December 31, 2005 and 2004 totaled less than $1 million. For the year ended December 31, 2003, depreciation expense totaled $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $70 million and $9 million at December 31, 2005 and 2004, respectively.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at both December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities on the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

                                                              2005     2004     2003
                                                             ------   ------   ------
Fixed maturities...........................................  $1,982   $1,805   $1,604
Equity securities..........................................       8        4        2
Mortgage loans.............................................     206      185      167
Policy loans...............................................      44       45       46
Other long-term investments................................      29       27       30
                                                             ------   ------   ------
  Gross investment income..................................   2,269    2,066    1,849
Investment expenses........................................     (82)     (60)     (48)
                                                             ------   ------   ------
  NET INVESTMENT INCOME....................................  $2,187   $2,006   $1,801
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2005, 2004 and 2003, investment gains (losses) computed generally under the specific identification method were as follows (in millions):

                                             2005                      2004                      2003
                                    -----------------------   -----------------------   -----------------------
                                    GAINS            LOSSES   GAINS            LOSSES   GAINS            LOSSES
                                    -----            ------   -----            ------   -----            ------
Fixed maturities..................  $106             $(109)   $166             $(122)   $192             $(176)
Equity securities.................    13                (8)     13                (1)      5                (7)
Mortgage loans....................     7                (7)     --                (4)      2                (4)
Derivative instruments............     4                (8)     --               (23)      1                (4)
Other long-term investments.......     2                --       3                (1)     --               (12)
                                    ----             -----    ----             -----    ----             -----
                                    $132             $(132)   $182             $(151)   $200             $(203)
                                    ----             -----    ----             -----    ----             -----
TOTAL NET INVESTMENT GAINS
  (LOSSES)........................          $  --                      $31                       $(3)
                                            =====                      ===                       ===

     The gross gains and losses on trading securities (both fixed maturities and equity securities) amounted to $8 million and $20 million for the year ended December 31, 2005, respectively; $37 million and $19 million for the year ended December 31, 2004, respectively; and $17 million and $6 million for the year ended December 31, 2003, respectively. Trading gains and losses are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $98 million, $139 million and $180 million for the years ended December 31, 2005, 2004 and 2003, respectively; and realized losses were $82 million, $93 million and $146 million, respectively.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $15 million, $10 million and $24 million for the years ended December 31, 2005, 2004 and 2003, respectively. Related losses from other-than-temporary impairments in equity securities (included in gross investment losses on equity securities above) were $0 million for December 31, 2005 and 2004, and $7 million for December 31, 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2005 and 2004 (in millions):

                                                                  2005
                                    -----------------------------------------------------------------
                                                             GREATER THAN 12
                                    LESS THAN 12 MONTHS          MONTHS                 TOTAL
                                    --------------------   -------------------   --------------------
                                     FAIR     UNREALIZED    FAIR    UNREALIZED    FAIR     UNREALIZED
                                     VALUE      LOSSES     VALUE      LOSSES      VALUE      LOSSES
                                    -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $ 1,214      $ 21      $  225      $  9      $ 1,439      $ 30
  U.S. agencies, state and
     municipal....................       89         1          16         1          105         2
  Foreign governments.............       29         *           1         *           30         *
  Corporate.......................    7,886       172       2,565       110       10,451       282
  Mortgage-backed securities......    2,959        50         535        22        3,494        72
  Asset-backed securities.........    1,197        16         340        12        1,537        28
                                    -------      ----      ------      ----      -------      ----
  TOTAL FIXED MATURITIES..........   13,374       260       3,682       154       17,056       414
                                    -------      ----      ------      ----      -------      ----
EQUITIES
  Common Stock....................       --        --          --        --           --        --
  Preferred Stock.................       --        --          --        --           --        --
                                    -------      ----      ------      ----      -------      ----
  TOTAL EQUITIES..................       --        --          --        --           --        --
                                    -------      ----      ------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES...................  $13,374      $260      $3,682      $154      $17,056      $414
                                    =======      ====      ======      ====      =======      ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2004
                                      ---------------------------------------------------------------
                                                              GREATER THAN 12
                                      LESS THAN 12 MONTHS         MONTHS                 TOTAL
                                      -------------------   -------------------   -------------------
                                       FAIR    UNREALIZED    FAIR    UNREALIZED    FAIR    UNREALIZED
                                      VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                      ------   ----------   ------   ----------   ------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S. Government
     corporations and agencies......  $  310      $ 3       $   74      $ 4       $  384      $  7
  U.S. agencies, state and
     municipal......................      49        *           15        1           64         1
  Foreign governments...............      16        *           --       --           16         *
  Corporate.........................   3,432       45          841       34        4,273        79
  Mortgage-backed securities........   1,028       11          125        5        1,153        16
  Asset-backed securities...........     752        6           52        6          804        12
                                      ------      ---       ------      ---       ------      ----
  TOTAL FIXED MATURITIES............   5,587       65        1,107       50        6,694       115
                                      ------      ---       ------      ---       ------      ----
EQUITIES
  Common Stock......................       1        *           --       --            1         *
  Preferred Stock...................       6        1           --       --            6         1
                                      ------      ---       ------      ---       ------      ----
  TOTAL EQUITIES....................       7        1           --       --            7         1
                                      ------      ---       ------      ---       ------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES.....................  $5,594      $66       $1,107      $50       $6,701      $116
                                      ======      ===       ======      ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2005, fixed maturities represented the Company's entire total unrealized loss amount, which was comprised of approximately 2,300 different securities.

     Fixed maturity securities that were in an unrealized loss position less than twelve months at December 31, 2005, represent $260 million or 63% of the Company's total unrealized loss, and securities in an unrealized loss position greater than twelve months represent $154 million or 37% of the Company's total unrealized loss. Of the total amount of fixed maturities' unrealized losses, $355 million or 86% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $59 million or 14% of the Company's total unrealized losses. Unrealized losses on investment grade securities are principally related to changes in interest rates. The continued rise in interest rates in 2005 over 2004 levels has contributed to the decline in value of our fixed maturity investments as follows:

     U.S. Treasury and Government Corporations and Agencies. The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $30 million or 7% of the Company's unrealized losses. These were spread across 131 securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $282 million or 68% of the Company's total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

corporate bonds is spread over 1,370 individual securities with varying interest rates and maturities. Corporate securities that were priced below 95% of the security's amortized cost represented $84 million or 30% of the total unrealized losses for corporate bonds. These unrealized losses are principally due to changes in interest rates and were spread across all industry sectors with no one sector experiencing a disproportionate amount of losses over other sectors. Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $72 million or 17% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to increases in interest rates. These losses are spread across approximately 523 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 95% of the security's amortized cost represented $6 million or 8% of the total unrealized losses for mortgage-backed securities. Because the decline in market value is attributable to changes in interest rates and all contractual payments remain current, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $28 million or 7% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are due to changes in interest rates. These losses are spread across approximately 280 investment grade securities. The Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net income in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $5 million or 18% of the total unrealized losses for asset-backed securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts for the years ended December 31, 2005, 2004 and 2003 are as follows (in millions):

                                                              2005    2004   2003
                                                              -----   ----   -----
Net unrealized investment gains, beginning of the year......  $ 653   $590   $ 451
                                                              -----   ----   -----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising during
       the period...........................................   (578)    51     132
     Less: Reclassification adjustments for gains included
       in net income........................................     60     57      18
                                                              -----   ----   -----
     Change in net unrealized investment (losses) gains, net
       of adjustments.......................................   (638)    (6)    114
Impact of net unrealized investment (losses) gains on:
  Policyholders' account balances and future policy
     benefits...............................................    (10)    (7)     26
  Deferred policy acquisition costs.........................    201     62      (1)
  Other assets (deferred sales inducements).................     25     14      --
                                                              -----   ----   -----
Change in net unrealized investment (losses) gains..........   (422)    63     139
                                                              -----   ----   -----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR................  $ 231   $653   $ 590
                                                              =====   ====   =====

     Net unrealized (losses) gains on investments reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax (benefit) expense of $(311) million, $27 million and $71 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax expense of $32 million, $31 million and $10 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax (benefit) expense of $(5) million, $(4) million and $14 million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax expense of $108 million, $33 million and $0 million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2005 and 2004 is net of income tax expense of $13 million and $8 million, respectively.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2005 and 2004 were as follows (in millions):

                                                               2005      2004
                                                              -------   -------
Deferred annuities..........................................  $21,388   $18,840
Universal life contracts....................................   16,789    15,681
Other.......................................................      236       194
                                                              -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.....................  $38,413   $34,715
                                                              =======   =======

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. This liability also includes

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

amounts that have been assessed to compensate the insurer for services to be performed over future periods. For deferred annuities and other deposit type contracts, account value approximates fair value.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2005:

PRODUCT                                       INTEREST RATE   WITHDRAWAL/SURRENDER CHARGES
-------                                       -------------   ----------------------------
Deferred annuities..........................  2.20% to 7.00%  Surrender charges 0% to 10%
                                                              for up to 10 years.
Universal life contracts....................  3.25% to 6.51%  Various up to 19 years.

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.........................  $  961   $1,021
  Other life................................................      54       46
                                                              ------   ------
       Total life insurance.................................   1,015    1,067
Individual annuities........................................     445      293
                                                              ------   ------
     TOTAL FUTURE POLICY BENEFITS...........................  $1,460   $1,360
                                                              ======   ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2005:

PRODUCT                                          MORTALITY       INTEREST RATE    ESTIMATION METHOD
-------                                          ---------       -------------    -----------------
Life insurance:                             Based upon pricing   3.80% - 7.50%   Net level premium
  Taiwan business-                          assumptions at time                  reserve taking into
  100% coinsured                            of policy issuance                   account death
                                            with provision for                   benefits, lapses
                                            adverse deviations                   and maintenance
                                            ("PAD").                             expenses with PAD.
Individual payout annuities                 Based upon pricing   4.37% - 9.50%   Present value of
                                            assumptions at time                  expected future
                                            of policy issuance                   payments at a rate
                                            with PAD.                            expected at issue
                                                                                 with PAD.

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2005 and 2004, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

          b) Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals)

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2005 for GMDB's and GMAB's ($ in millions):

                                                  RETURN OF NET DEPOSITS             RATCHET
                                             ---------------------------------   ---------------
                                             IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                  DEATH        SPECIFIED DATE         DEATH
                                                 (GMDB)            (GMAB)            (GMDB)
                                             ---------------   ---------------   ---------------
Account value..............................      $3,517             $839             $12,758
Net amount at risk.........................      $   32             $  2             $   332
Average attained age of contract holders...          56               --                  56

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Consolidated Balance Sheet ($ in millions):

                                           GUARANTEED MINIMUM    GUARANTEED MINIMUM
                                             DEATH BENEFIT      ACCUMULATION BENEFIT
                                                 (GMDB)                (GMAB)          TOTALS
                                           ------------------   --------------------   ------
Balance at January 1, 2005...............         $23                   $   3           $26
  Incurred guarantee benefits............          12                       6            18
  Paid guarantee benefits................          (5)                     --            (5)
                                                  ---                   -----           ---
BALANCE AT DECEMBER 31, 2005.............         $30                   $   9           $39
                                                  ===                   =====           ===

     For guaranteed minimum accumulation benefits, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 7.10% to 7.34%.

     - Volatility assumption was 15.3%.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Mortality was assumed to be a 50/50 blend of the 1994 GMDB table and the 1983 Basic 'A' table with 18 years of static projection.

     - Lapse rates vary by contract type and duration and range from 1% to 21%, with an average of 6%.

     - Discount rates ranged from 4.93% to 7.61%.

     The following table presents the aggregate fair value of assets, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                              DECEMBER 31, 2005
                                                              ------------------
INVESTMENT FUND OPTION:                                         GMDB       GMAB
-----------------------                                       ---------   ------
Equity......................................................   $ 7,403     $567
Fixed income................................................     2,306      132
Balanced....................................................     1,651       70
Other.......................................................     4,914       70
                                                               -------     ----
  TOTAL.....................................................   $16,274     $839
                                                               =======     ====

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the Securities and Exchange Commission. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2005 and 2004 are as follows (in millions):

                                                               2005      2004
                                                              -------   -------
Registered..................................................  $13,857   $12,615
Non-registered..............................................      133        89
                                                              -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.............................  $13,990   $12,704
                                                              =======   =======

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of deferred policy acquisition costs for the years ended December 31, 2005, 2004 and 2003 was as follows (in millions):

                                                              2005     2004     2003
                                                             ------   ------   ------
Balance at beginning of year...............................  $2,437   $2,180   $1,781
  Reclassification due to adoption of SOP 03-01............      --     (156)      --
  Current year additions...................................     572      586      645
  Amortized during year....................................    (340)    (268)    (245)
  Adjustment for change in unrealized investment gains.....     309       95       (1)
                                                             ------   ------   ------
  BALANCE AT END OF YEAR...................................  $2,978   $2,437   $2,180
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As discussed in Note 2 -- Significant Accounting Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to Other Assets on the accompanying Consolidated Balance Sheet.

SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                              2005   2004
                                                              ----   ----
Balance at beginning of year................................  $195   $ --
  Reclassification due to adoption of SOP 03-01.............    --    156
  Current year additions....................................    30     35
  Amortized during year.....................................   (34)   (17)
  Adjustment for change in unrealized investment gains......    39     21
                                                              ----   ----
  BALANCE AT END OF YEAR....................................  $230   $195
                                                              ====   ====

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income was as follows (in millions):

                                                              2005   2004   2003
                                                              ----   ----   ----
Current:
  Federal...................................................  $119   $ 85   $ 94
  State and local...........................................     3      2      5
                                                              ----   ----   ----
                                                               122     87     99
Deferred:
  Federal...................................................    16     63     17
                                                              ----   ----   ----
INCOME TAX EXPENSE..........................................  $138   $150   $116
                                                              ====   ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Deferred tax assets:
  Future policyholder benefits..............................  $  606   $  550
  Employee and agents benefits..............................      71       69
  Other.....................................................       9        7
                                                              ------   ------
     Gross deferred tax assets..............................     686      626
                                                              ------   ------
Deferred tax liabilities:
  Deferred policy acquisition costs.........................     836      646
  Investments...............................................     188      528
  Other.....................................................       3        4
                                                              ------   ------
     Gross deferred tax liabilities.........................   1,027    1,178
                                                              ------   ------
       NET DEFERRED TAX LIABILITY...........................  $  341   $  552
                                                              ======   ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2005, 2004 and 2003:

                                                              2005   2004   2003
                                                              ----   ----   ----
Statutory Federal income tax rate...........................  35.0%  35.0%  35.0%
Tax exempt income...........................................  (3.8)  (1.9)  (2.8)
Other.......................................................   0.8   (0.3)  (1.2)
                                                              ----   ----   ----
EFFECTIVE TAX RATE..........................................  32.0%  32.8%  31.0%
                                                              ====   ====   ====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2005 and 2004, the Company had recorded an income tax receivable from New York Life of $18 million and $49 million, respectively, included in Other Assets on the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998 and has begun auditing tax years 1999 through 2001. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary,

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 64% of the reinsurance ceded to non-affiliates at December 31, 2005.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the General Account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund, represent embedded derivatives which are required to be carried at fair value. The fair value of these embedded derivatives approximated $0 million for both December 31, 2005, and December 31, 2004.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. During 2005, $20 million of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Fees-universal life and annuity policies ceded..............  $  387   $   --
                                                              ======   ======
Net revenue from reinsurance................................  $  266   $   --
                                                              ======   ======
Policyholders' benefits ceded...............................  $  117   $   --
                                                              ======   ======
Amounts recoverable from reinsurer..........................  $4,872   $4,779
                                                              ======   ======
Amounts payable to reinsurer................................  $4,821   $4,535
                                                              ======   ======
Other liabilities (deferred gain), net of amortization......  $  224   $  244
                                                              ======   ======

     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Consolidated Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2005    2004
                                                              ----   ------
Amounts recoverable from reinsurers.........................  $961   $1,021
Premiums ceded..............................................   127      130
Benefits ceded..............................................    69       81

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

                                                               2005     2004    2003
                                                              ------   ------   ----
Premiums:
  Direct....................................................  $  265   $  171   $174
  Assumed...................................................       1        1     --
  Ceded.....................................................    (128)    (143)  (171)
                                                              ------   ------   ----
Net premiums................................................  $  138   $   29   $  3
                                                              ======   ======   ====
Fees-universal life and annuity policies ceded..............  $  530   $  111   $ 98
                                                              ======   ======   ====
Net revenue from reinsurance................................  $  276   $    4   $  7
                                                              ======   ======   ====
Policyholders' benefits ceded...............................  $  312   $  221   $108
                                                              ======   ======   ====
Increase in ceded liabilities for future policyholder
  benefits..................................................  $   10   $    7   $  6
                                                              ======   ======   ====
Amounts recoverable from reinsurer..........................  $6,090   $5,935   $788
                                                              ======   ======   ====
Amounts payable to reinsurer................................  $4,844   $4,553   $ 16
                                                              ======   ======   ====
Other liabilities (deferred gain), net of amortization......  $  224   $  244   $ --
                                                              ======   ======   ====

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate and currency risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses master netting agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness, which matches the terms of the derivative with the underlying hedged item. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 149: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset will no longer offset the changes in the fair value of the derivative. The Company had no fair value hedges for the years ended December 31, 2005 and 2004.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2005 and 2004, there were no net investment gains (losses) related to the ineffective portion of cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness.

     When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). The Company had no cash flow hedges of forecasted transactions for the years ended December 31, 2005 and 2004.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation", the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains and losses. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. The notional value of cash flow hedges was $187 million and $182 million at December 31, 2005 and 2004, respectively.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                              2005   2004   2003
                                                              ----   ----   ----
Other comprehensive income balance at the beginning of the
  year......................................................  $ 8    $10    $16
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges.....................   (1)    (2)    (6)
Losses (gains) reclassified to net income...................   --     --     --
                                                              ---    ---    ---
Other comprehensive income balance at the end of the year...  $ 7    $ 8    $10
                                                              ===    ===    ===

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses). There were $9 billion and $6 billion in notional value of non-qualifying hedges at December 31, 2005 and 2004, respectively. For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) in the Consolidated Statement of Income changes in fair value of $(3) million, $(22) million and $(2) million, respectively, related to derivatives that do not qualify for hedge accounting.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2005 and 2004, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2005 and 2004, $755 million and $1,082 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2005 and 2004, the Company recorded cash collateral received under these agreements of $765 million and $1,105 million, respectively, and established a corresponding liability for the same amount. The Company also holds collateral in the form of securities having a market value of $9 million and $0 million at December 31, 2005 and 2004, respectively, which is not included in the accompanying Consolidated Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments and the offsetting collateral liability reported approximates fair value. The liability reported on the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value. At December 31, 2005 and 2004, the Company had repurchase agreements totaling $154 million at an average coupon rate of 5.45% and $1,021 million at an average coupon rate of 5.04%, respectively. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents. At December 31, 2005 and 2004, the Company had no reverse repurchase agreements outstanding.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $611 million, $585 million and $559 million for the years ended December 31, 2005, 2004 and 2003, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $19 million for its share of the net periodic post-retirement benefits expense in 2005 ($30 million and $27 million in 2004 and 2003, respectively) and an expense of $(2) million in 2005 ($1 million in 2004 and $(2) million in 2003) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2005, 2004 and 2003, the total cost for these services amounted to $37 million, $31 million and $23 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2005, 2004 and 2003 of $13 million, $11 million, and $9 million, respectively.

     At December 31, 2005 and 2004, the Company had a net liability of $194 million and $202 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2005 and 2004, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,005 million and $3,712 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2005 and 2004, the amount of outstanding reserves on these contracts included in future policy benefits was $182 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $86 million, $94 million and $89 million, for the years ended December 31, 2005, 2004 and 2003, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2005 and December 31, 2004.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $490 million. During 2005, the credit facility was not used, no interest was paid and no outstanding balance was due. There was no interest expense for 2005 and the interest expense for 2004 and 2003 was less than $1 million.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation, an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2005, there was no outstanding balance due to New York Life Capital Corporation. As of December 31, 2004, a $233 million outstanding balance was due to New York Life Capital Corporation (with various maturities through February 3, 2005) and is included in other liabilities. Interest expense for 2005 and 2004 was $2 million and less than $1 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2005 and 2004, the Company had recorded a receivable from MCF, included in other assets of $5 million for both years. The Company received interest payments from MCF of less than $1 million and $2 million for the years ended December 31, 2005 and 2004, respectively.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $17 million, $15 million and $15 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     The Company received a capital contribution of $500 million in 2003 from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2005 and 2004, the Company recorded liabilities of approximately $1,968 million and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$1,798 million, respectively, which are included in policyholders' account balances and separate account liabilities on the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2005 and 2004, policyholders' account balances and separate account liabilities related to these policies aggregated $274 million and $267 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2005 and 2004, the Company recorded commission and fee expense to NYLINK agents of $6 million and $7 million, respectively.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $85 million, $98 million and $173 million during 2005, 2004 and 2003, respectively.

     Total interest paid was $19 million, $10 million and $10 million during 2005, 2004 and 2003, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2005 and 2004, statutory stockholder's equity was $2,157 million and $2,009 million, respectively. Statutory net income for the years ended December 31, 2005, 2004 and 2003 was $231 million, $224 million and $20 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2005 and 2004. As of December 31, 2005, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $722 million. The maximum amount of dividends that may be paid in 2006 without prior approval is $229 million.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

PricewaterhouseCoopers LLP
New York, NY
March 15, 2006

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934 , the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $200 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The supplement consisting of 2 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.

     The signatures.
     Written consents of the following persons (filed herewith):

     (a) Thomas F. English, Esq.

     (b) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (2)          Not applicable.

     (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (3)(a)(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(a)(2) to Registrant's Post-Effective Amendment No. 3 on Form S-6, and incorporated herein by reference.

     (3)(b)       Not applicable.

     (3)(c)       Not applicable.

     (4)          Not applicable.

     (5) Form of Policy - Previously filed as Exhibit (5) to Registrant's initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (5) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference. Rider to the Policy
                  - Previously filed as Exhibit (5) to Registrant's Post-Effective Amendment No. 5 on Form S-6 and incorporated herein by reference.

     (6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

     (7)          Not applicable.

     (8)          Not applicable.

     (9)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(b) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                  Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
                  Richard M. Kernan, Jr., Director
                  Robert D. Rock, Senior Vice President and Director Frederick J. Sievert, President and Director
                  (Principal Executive Officer)
                  Stephen N. Steinig, Senior Vice President, Chief Actuary and Director
                  Seymour Sternberg, Director

     (9)(c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(d) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                  Exhibit 8(d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), and incorporated herein by reference.

     (9)(e) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (9)(f) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(g) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(h)       Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(i) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(j) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(k) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(l) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10(e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), and incorporated herein by reference for the following:

                  George J. Trapp, Director
                  Frank M. Boccio, Director
                  Phillip J. Hildebrand, Director
                  Michael G. Gallo, Director
                  Solomon Goldfinger, Director
                  Howard I. Atkins, Director

     (9)(m) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

     (9)(n) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(o) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to Registrant's Initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

     (9)(p) Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(r) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

     (9)(q) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(s) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

     (9)(r) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CRF
                  232.102 (e) an Exhibit (10) (h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File Nos. 033-53342), filed 10/3/01 and incorporated herein by reference.

     (9)(s) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

     (9)(t) Power of Attorney for Michael E. Sproule, Director - Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

     (9)(u) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

     (9)(v) Amendment dated September 27, 2002 to Stock Sale Agreement dated June 4, 1993 between NYLIAC and MainStay VP Series
                  Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8) (n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

     (9)(w) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17CRF 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

      (9)(X) Power of Attorney for Sandra J. Kristoff, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 9/10/03 and incorporated herein by reference.

      (9)(y) Power of Attorney for John R. Meyer, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(m) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 02-86083), filed 4/5/04 and incorporated herein by reference.


     (9)(z) Powers of Attorney for Directors and Principal Accounting Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(e) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - IV (File No. 333-106806), filed 5/25/04 and incorporated herein by reference.



                  Frank M. Boccio                Director
                  Carmela Condon                 Vice President and Controller
                                                 (Principal Accounting Officer)
                  Michael G. Gallo               Director
                  Solomon Goldfinger             Director and Chief Financial
                                                 Officer
                  Phillip J. Hildebrand          Director
                  Theodore A. Mathas             Director
                  John R. Meyer                  Director
                  Paul B. Morris                 Director
                  Anne F. Pollack                Director
                  Robert D. Rock                 Director
                  Frederick J. Sievert           Director and President
                                                 (Principal Executive Officer)
                  Michael E. Sproule             Director
                  Seymour Sternberg              Director



     (9)(a)(a) Power of Attorney for Angelo J. Scialabba, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(o) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File
                  No. 02-86083), filed 2/9/05 and incorporated herein by reference.



     (9)(b)(b) Powers of Attorney for Directors and Principal Accounting Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(j)(15) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

                  Scott Berlin          Director
                  Frank M. Boccio       Director
                  Michael G. Gallo      Director
                  Solomon Goldfinger    Director and Chief Financial Officer
                  Phillip J. Hildebrand Director
                  Theodore A. Mathas    Director
                  John R. Meyer         Director
                  Paul B. Morris        Director
                  Anna F. Pollack       Director
                  Robert D. Rock        Director
                  Angelo J. Scialabba   Vice President and Controller (Principal
                                        Accounting Officer)
                  Frederick J. Sievert  Director and President (Principal
                                        Executive Officer)
                  Michael E. Sproule    Director
                  Seymour Sternberg     Director

     (9)(c)(c) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(d)(d) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Separate Account - I (Filed No. 333-48300), filed 6/24/04 and incorporated herein by reference.


     (9)(e)(e) Power of Attorney for Joel M. Steinberg, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (j)(16) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for the NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 12/23/05 and incorporated herein by reference.



     (9)(f)(f) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.


2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

3.                Not applicable.

4.                Not applicable.

5.                Not applicable.

6.                Opinion and Consent of Actuary

                  Not applicable.

7.                Consent of PricewaterhouseCoopers LLP - Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has met the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 13th day of April, 2006.


                                        NYLIAC VARIABLE UNIVERSAL LIFE
                                        SEPARATE ACCOUNT-I
                                            (Registrant)


                                        By  /s/ Mario Lazzaro
                                           -------------------------------------
                                            Mario Lazzaro
                                            Vice President

                                        NEW YORK LIFE INSURANCE AND
                                        ANNUITY CORPORATION
                                            (Depositor)


                                        By  /s/ Mario Lazzaro
                                           -------------------------------------
                                            Mario Lazzaro
                                            Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Frank M. Boccio*               Director

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director




     Theodore A. Mathas*            Director

     John R. Meyer*                 Director




     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Angelo H. Scialabba*           Vice President and Controller (Principal
                                    Accounting Officer)

     Frederick J. Sievert*          Director and President (Principal Executive
                                    Officer)
     Michael E. Sproule*            Director


     Joel M. Steinberg*             Director and Chief Actuary



     Seymour Sternberg*             Director




By  /s/ Mario Lazzaro
   -------------------------------------
     Mario Lazzaro*
     Attorney-in-Fact
     April 13, 2006


*  Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------

2.          Opinion and Consent of Thomas F. English, Esq.

7.          Consent of PricewaterhouseCoopers LLP